As filed with the U.S. Securities and Exchange Commission on April 26, 2024
1933 Act Registration No. 333-237618
1940 Act registration No. 811-21111

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 68	☒

THRIVENT VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue S., Suite 100
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2024 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Rate Sheet Prospectus Supplement dated April 30, 2024
to the Prospectus dated April 30, 2024
THRIVENT RETIREMENT CHOICE VARIABLE ANNUITY
THRIVENT VARIABLE ANNUITY ACCOUNT I
For all states except New York
This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus and should be read and kept with your prospectus. To obtain an additional copy of the current prospectus, please contact our Service Center at 1-800-847-4836.
This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies if you elect the Thrivent Income Builder Rider. The optional Thrivent Income Builder Rider is a Guaranteed Lifetime Withdrawal Benefit (“GLWB”). You can find the current Rate Sheet at dfinview.com/Thrivent/RetirementChoice or call our Service Center to request a copy.
This Rate Sheet provides the current GLWB Rider Charge, Maximum GLWB Benefit Base, GLWB Credit Percentage, GLWB Benefit Base Guaranteed Minimum, GLWB Withdrawal Percentages, and the current GLWB investment restrictions.
This Rate Sheet has no specified end date, but it can be superseded at any time. Any new Rate Sheet will be available a minimum of 10 business days prior to its effective date. For complete information about the optional benefit referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsection titled “Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider” section in the full Prospectus.
For applications signed on or after April 30, 2024,
where the specified premium arrives in good order within 90 days of the sign date, the following applies:
The Thrivent Income Builder (GLWB) Rider Charge will be deducted from the subaccounts of the Variable Account on a pro rata basis according to the ratio of each subaccount of the Variable Account to the Accumulated Value of the Variable Account. The charge will be deducted from the Fixed Account only if the variable subaccounts are depleted.
Annual Contract Expenses	Current
Thrivent Income Builder (GLWB) Rider Charge	1.45%
Your Maximum GLWB Benefit Base will be limited to the dollar amount below. In addition, the following factors will be variables in the calculation of your GLWB Rider benefit.
GLWB Rider Features	Current
Maximum GLWB Benefit Base	$10,000,000
GLWB Credit Percentage	6%
GLWB Benefit Base Guaranteed Minimum The GLWB Benefit Base Guaranteed Minimum is calculated using the premium amounts allocated under this contract. It is calculated as the sum of the following:
1) Premium allocated in the first Contract Year, multiplied by:	100%
2) Premium allocated in subsequent Contract Years and no later than one day before the Guarantee Date, multiplied by:
100%
1

The GLWB Withdrawal Percentage is set on the GLWB Calculation Date using the Contract Age of the Covered Person (or the younger Covered Person, if there are two) on that date. Once that GLWB Withdrawal Percentage is set on the GLWB Calculation Date, it cannot change.
GLWB Withdrawal Percentages
Contract Age	Single	Joint
50-59	3.50%	3.00%
60-64	4.25%	3.75%
65-69	5.50%	5.00%
70-74	5.75%	5.25%
75+	6.00%	5.50%
When you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts will be restricted as follows. There are currently two options: the Asset Allocation Option and the Custom Option. These may change in the future pursuant to any Rate Sheet Prospectus Supplements.
Choose Between These Investment Options

Asset Allocation Option
Allocation Options	Required Allocation Percentages
Asset Allocation Portfolios	100%

Custom Option
Allocation Options	Required Allocation Percentages
Group 1	0-10%
Group 2	20-90%
Group 3	0-70%
Group 4	0-40%
Group 5	0-10%
Please include this Rate Sheet with your prospectus
32066A R4-24
2

Rate Sheet Prospectus Supplement dated April 30, 2024
to the Prospectus dated April 30, 2024
THRIVENT RETIREMENT CHOICE VARIABLE ANNUITY
THRIVENT VARIABLE ANNUITY ACCOUNT I
For New York sales only
This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus and should be read and kept with your prospectus. To obtain an additional copy of the current prospectus, please contact our Service Center at 1-800-847-4836.
This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies if you elect the Thrivent Income Builder Rider. The optional Thrivent Income Builder Rider is a Guaranteed Lifetime Withdrawal Benefit (“GLWB”). You can find the current Rate Sheet at dfinview.com/Thrivent/RetirementChoice or call our Service Center to request a copy.
This Rate Sheet provides the current GLWB Rider Charge, Maximum GLWB Benefit Base, GLWB Credit Percentage, GLWB Benefit Base Guaranteed Minimum, GLWB Withdrawal Percentage, and the current GLWB investment restrictions.
This Rate Sheet has no specified end date, but it can be superseded at any time. Any new Rate Sheet will be available a minimum of 10 business days prior to its effective date. For complete information about the optional benefit referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsection titled “Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider” section in the full Prospectus.
For applications signed on or after April 30, 2024,
where the specified premium arrives in good order within 90 days of the sign date, the following applies:
The Thrivent Income Builder (GLWB) Rider Charge will be deducted from the subaccounts of the Variable Account on a pro rata basis according to the ratio of each subaccount of the Variable Account to the Accumulated Value of the Variable Account. The charge will not be deducted from the Fixed Account if the variable subaccounts are depleted.
Annual Contract Expenses	Current
Thrivent Income Builder (GLWB) Rider Charge	1.45%
Your Maximum GLWB Benefit Base will be limited to the dollar amount below. In addition, the following factors will be variables in the calculation of your GLWB Rider benefit.
GLWB Rider Features	Current
Maximum GLWB Benefit Base	$10,000,000
GLWB Credit Percentage	6%
GLWB Benefit Base Guaranteed Minimum The GLWB Benefit Base Guaranteed Minimum is calculated using the premium amounts allocated under this contract. It is calculated as the sum of the following:
1) Premium allocated in the first Contract Year, multiplied by:	100%
2) Premium allocated in subsequent Contract Years and no later than one day before the Guarantee Date, multiplied by:
100%

The GLWB Withdrawal Percentage is set on the GLWB Calculation Date using the Contract Age of the Covered Person (or the younger Covered Person, if there are two) on that date. Once that GLWB Withdrawal Percentage is set on the GLWB Calculation Date, it cannot change.
GLWB Withdrawal Percentages
Contract Age	Single	Joint
50-59	3.50%	3.00%
60-64	4.25%	3.75%
65-69	5.00%	4.50%
70-74	5.50%	5.00%
75-79	6.00%	5.50%
80-84	6.55%	6.05%
85-89	7.25%	6.75%
90-94	8.15%	7.65%
95+	9.30%	8.80%
When you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts will be restricted as follows. There are currently two options: the Asset Allocation Option and the Custom Option. These may change in the future pursuant to any Rate Sheet Prospectus Supplements.
Choose Between These Investment Options

Asset Allocation Option
Allocation Options	Required Allocation Percentages
Asset Allocation Portfolios	100%

Custom Option
Allocation Options	Required Allocation Percentages
Group 1	0-10%
Group 2	20-90%
Group 3	0-70%
Group 4	0-40%
Group 5	0-10%
Please include this Rate Sheet with your prospectus
32066A-NY R4-24
2

Thrivent Retirement Choice Variable Annuity
Thrivent Variable Annuity Account I

Statutory Prospectus
April 30, 2024
This prospectus describes key features of the Thrivent Retirement Choice Variable Annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law.
This prospectus also describes certain optional features, not all of which may be available at the time you are interested in purchasing your Contract. We reserve the right to restrict availability of certain optional features. We may also make changes to optional features after your Contract is issued as specified in this prospectus. We reserve the right to reject any applications, subject to any applicable nondiscrimination laws and to our own standards and guidelines.
We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account I (the “Variable Account”) and/or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio, which is an open-end management investment company (commonly known as a “mutual fund”).
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IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of the amount you paid with your application, or your total Contract value. You should review the prospectus, or consult with your financial advisor or professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES	Location in Statutory Prospectus
Charges for Early Withdrawals
If you withdraw money from the Contract within 7 years of your last premium payment, you may be assessed a Surrender Charge. Each premium payment will have its own 7-year Surrender Charge. The maximum Surrender Charge is
7% during the first two years and decreases by 1% for the next five years. If you make an early withdrawal, you could pay a Surrender Charge of up to
$7,000 on a $100,000 investment.
Surrender Charges apply only to amounts that exceed the greatest of 10% of the Accumulated Value existing at the time the first surrender is made in a
Contract Year, the Contract’s earnings or any Required Minimum Distribution.
Charges – Surrender Charges
Transaction Charges
In addition to Surrender Charges, there may also be charges for other transactions.
You may make 24 free subaccount transfers in each Contract Year. On subsequent subaccount transfers (other than the Dollar Cost Averaging and
Asset Rebalancing Programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
Charges – Transfer Charge

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Charges
	Annual Fee	Minimum	Maximum
	Mortality and Expense Risk Charge (as a percentage upon the daily Accumulated Value in each subaccount).	0.50%	1.25%
	Investment Options (as a percentage upon the daily Accumulated Value in each subaccount). Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio	0.23%	2.105%
	Optional benefits available for an additional charge (only one optional benefit may be selected)	Minimum	Maximum
	Thrivent Income Builder (GLWB) Rider Charge (as a percentage of the Benefit Base)	0.50%	2.50%
	Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of the MADB value)	0.20%	0.50%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

Lowest Annual Cost: $1,506	Highest Annual Cost: $5,226
Assumes:	Assumes:
Investment of $100,000	Investment of $100,000
5% annual appreciation	5% annual appreciation
Least expensive Portfolio fees and expenses	Most expensive Portfolio fees and expenses
No optional benefits	Thrivent Income Builder (GLWB) Rider
No sales charges	No sales charges
No additional premium payments, transfers or withdrawals	No additional premium payments, transfers or withdrawals

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	Not appropriate for you if you need ready access to cash. Each premium payment has a 7-year Surrender Charge that may decrease the surrender value.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios you select. Each investment option (including the Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS	Location in Statutory Prospectus
Investments
We reserve the right to add, delete, combine or substitute investment subaccounts.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed
Account.
If you have added the optional Thrivent Income Builder (GLWB) Rider to your
Contract, you will be subject to investment restrictions. There are currently two options available, the Asset Allocation Option or the Custom Allocation Option.
Premium and Accumulated Value allocations must comply with one of these options. We may change these options upon Notice.
Purchases and Contract Value Appendix B – Portfolios Available Under Contracts with GLWB Rider
Optional Benefits
You may only select the GLWB Rider or the MADB Rider at the time of
Contract application. Only one optional benefit may be selected. Neither rider may be canceled within the first two years after the Date of Issue.
Withdrawals that exceed the limits under the GLWB Rider may reduce the
Benefit Base by an amount greater than the value withdrawn or could terminate the benefit.
The MADB is decreased by the same proportion as the Accumulated Value was decreased by a partial surrender. This may reduce the rider value by an amount greater than the value withdrawn or could terminate the benefit.
Benefits Available Under the Contract
TAXES	Location in Statutory Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes

CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
Financial advisors or professionals receive compensation for selling the
Contracts. The financial advisor or professional will receive a base commission and may also receive trailing compensation based on the
Contract’s Accumulated Value. Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment.
Distribution of the Contracts
Exchanges
Some financial advisors or professionals may have a financial incentive to offer you a new Contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both Contracts, that it is preferable for you to purchase the new
Contract rather than continue to own the existing Contract.
Taxes - Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis, as well as the option of electing from several types of annuity payments (Settlement Options). A Settlement Option can be guaranteed for a set timeframe or for your lifetime. There is also an optional GLWB Rider, which you may add for an additional charge. With a GLWB Rider you may take out guaranteed withdrawal amounts for life, as long as you do not exceed the specified amount permitted.
The Contract offers a Standard Death Benefit if an Owner dies before the Maximum Annuity Date. For an additional charge, you may purchase an optional death benefit, the MADB Rider, which may increase the death benefit if the Owner dies before the Maximum Annuity Date. After any Annuity Date, amounts payable from that annuitized portion, if any, depend upon the terms of the Settlement Option.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available subaccounts can be found in Appendix A at the end of this document. If you have the GLWB Rider, investment restrictions can be found in Appendix B.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a Settlement Option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account. For the current Fixed Account interest rate, please call our Service Center at 1-800-847-4836.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging:  You may choose one of two different Dollar Cost Averaging Programs that allow you to have automatic periodic transfers made to one or more of the variable Portfolios. Either Dollar Cost Averaging Program allows such investments to be made in installments over time. The minimum premium necessary to establish a Dollar Cost Averaging Program is $10,000.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing Program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
If you have the GLWB Rider, quarterly Asset Rebalancing will happen automatically, if needed, to conform with the GLWB investment restrictions.

Death Benefits: We will pay Death Proceeds upon the death of an Owner, or the annuitant if the Owner is a Non-Natural Person. The Death Benefit is calculated at the end of the Valuation Period during which we receive at our Service Center a certified copy of the death certificate, or other lawful evidence providing equivalent information. The amount of the Death Benefit is the greater of the Accumulated Value or the Standard Death Benefit. Once calculated, Death Proceeds payable to a beneficiary may continue to be subject to the investment experience of the subaccounts until that beneficiary submits a claim form in good order.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
What optional benefits are available for an additional cost?
Maximum Anniversary Death Benefit (MADB) Rider: The MADB Rider provides for a death benefit calculation that takes into account the highest Accumulated Value on any Contract Anniversary up to Contract Age 80, adjusted for any premiums or surrenders made after the anniversary. The Death Benefit is calculated at the end of the valuation period during which we receive at our Service Center a certified copy of the death certificate, or other lawful evidence providing equivalent information. The Death Benefit will be the highest of the Accumulated Value, Standard Death Benefit, or the MADB Rider benefit. Once calculated, the death proceeds continue to be subject to the investment experience of the subaccounts.  When a beneficiary provides a claim form in good order, that beneficiary's share of the death proceeds will be removed from the market.
Thrivent Income Builder - Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider: The GLWB Rider provides for guaranteed annual withdrawal amounts for as long as you live, even if your Contract’s value is depleted by these guaranteed withdrawals. If you have this rider, your allocations to the subaccounts will be restricted to two options: the Asset Allocation Option or the Custom Option. On the Date of Issue, you will have a GLWB Benefit Base equal to your initial premium. Thereafter, your GLWB Benefit Base will be adjusted for additional premiums. The more your Benefit Base grows, the higher guaranteed amount you will have when you begin taking withdrawals. You have the potential to grow your Benefit Base and increase your lifetime withdrawals in three ways:
Credits – If there are no withdrawals in the Contract Year, the Benefit Base will increase by a Credit Amount for 10 years, or up to Contract age 80, if sooner. The GLWB Credit Percentage is multiplied by your current Credit Base. Initially, the Credit Base is equal to the premium paid, and is increased by additional premiums paid. The Credit Base is also adjusted for any excess withdrawals taken.
Step-ups - If your Contract’s value is greater than your Benefit Base on your Contract Anniversary, the Benefit Base steps up to the new Accumulated Valueand is locked in as your new Benefit Base. The Credit Base is increased to equal the stepped up Benefit Base.
• Your future annual credits will then be based off your new Credit Base following a step-up.
• A new 10-year crediting period starts.
Guaranteed Minimum - If you haven’t taken any withdrawals in the first 12 years or until you reach age 71 (whichever is later), your Benefit Base is guaranteed to be a specified percentage (see Rate Sheet) of first year premiums plus a specified percentage (see Rate Sheet) of all other premiums.
The first time you take a withdrawal, a calculation occurs to determine the amount you can withdraw each Contract Year, without affecting your future guarantees. This amount is called the Guaranteed Annual Withdrawal Amount (GAWA). This initial GAWA is calculated by applying a Guaranteed Withdrawal Percentage to your Benefit Base. While you may withdraw more than the GAWA in a Contract Year, an additional withdrawal can result in a GLWB Excess Surrender, thereby reducing your future guarantees.
The GAWA may change from year to year depending on whether the Benefit Base was increased or decreased as a result of GLWB Excess Surrenders. Withdrawals of the GAWA are taxed in the same manner as partial surrenders under the Contract.

If a GLWB Rider has a single Covered Person that terminates due to death, while a Spouse may continue the Contract, a new GLWB Rider cannot be added to the Contract.
Please see the statutory prospectus for more information and examples of how this rider works.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes do not apply.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of purchase payments)[1]	7%
Transfer Charge[2]	$25
1We may assess a Surrender Charge for partial surrenders or surrenders that exceed the greatest of the 10% free surrender amount, contract earnings, or Required Minimum Distribution. Each premium payment will have its own 7-year Surrender Charge schedule. Earnings in the Contract are removed first and always without a Surrender Charge. Then, premiums are removed from the Contract on a first-in, first-out basis and are assessed Surrender Charges based on full years since allocation. The Surrender Charge is 7% during the first two years and decreases by 1% for the next five years.
2You are allowed 24 transfers each Contract Year without a Transfer Charge. Transfers in excess of 24 will incur a $25 fee. Be advised additional transfers may be subject to our frequent trading policies.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
You may only add an optional benefit at the time of application and can only select the MADB Rider or the GLWB Rider. You may not select both.
Annual Contract Expenses	Maximum	Current
Administrative Expenses[3]	$50	$50
Mortality and Expense Risk Charge[4]	1.25%	1.25%
Maximum Anniversary Death Benefit (MADB) Rider Charge[5]	0.50%	0.25%
Thrivent Income Builder (GLWB) Rider Charge[6]	2.50%	See Rate Sheet
3We will charge an Administrative Expense on each Contract Anniversary. We will waive the charge on any anniversary when the Accumulated Value is at least $50,000.
4The charge is a percentage of daily net assets in the subaccounts. The Mortality and Expense Risk Charge pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
5The charge is multiplied by the Maximum Anniversary Death Benefit (MADB), divided by four, and withdrawn quarterly. The first charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period.
6The charge is multiplied by the GLWB Benefit Base, divided by four, and withdrawn quarterly. The first charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period. The current charge for new elections for the GLWB Rider is disclosed in a Rate Sheet Prospectus Supplement.

Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for Settlement Options that can be surrendered)	0.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in Appendix A.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	2.105%
Expenses after reimbursements and/or fee waivers	0.23%	2.105%[7]
7The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual Portfolio expenses.
Example: Contract with the Thrivent Income Builder (GLWB) Rider
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the Contract has the most expensive optional benefit (GLWB Rider). Although your costs may be higher or lower, based on these assumptions, your costs would be8:

Years
1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$11,510	$22,540	$33,152	$62,473
Minimum Portfolio Expenses:	$9,769	$17,414	$24,707	$46,422
If you annuitize your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$11,510	$22,540	$29,747	$62,473
Minimum Portfolio Expenses:	$9,769	$17,414	$20,951	$46,422
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$5,226	$17,274	$29,747	$62,473
Minimum Portfolio Expenses:	$3,367	$11,839	$20,951	$46,422

8For this example, the following assumptions are used: 2.50% optional benefit charge, 1.25% mortality and expense risk charge and Portfolio operating expenses ranging from 2.105% to 0.23%.

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦
Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦
Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
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Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
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Insurance Company Risk. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
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Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
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Investment Restrictions. We reserve the right to limit transfers, and there is a $25 charge per transfer when you transfer your Contract Value between the investment options more than 24 times in a Contract Year. In addition, the amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
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Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
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Fees and Charges. Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
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Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
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Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
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Optional benefits.  You may need to take early partial surrenders, which have the potential to substantially reduce the benefits from optional riders.
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Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
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Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
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Cybersecurity Risk. We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.
General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account I is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account I reflect the investment experience of Thrivent Variable Annuity Account I and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account I may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in Appendix A to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/RetirementChoice. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in Portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to Portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Maximum Annuity Date, an Owner shall have the voting interest with respect to Portfolio’s shares attributable to the Contract.
The number of votes which an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Portfolio.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Owners, will be voted by us in proportion to the instructions received from all Owners. As a result of proportionate voting, a small number of Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Charges
Surrender Charge
We do not deduct a sales charge when we receive a premium payment. However, we may assess a Surrender Charge for partial surrenders or surrenders that exceed the free surrender amount or earnings or Required Minimum Distribution amount. We use this charge to cover certain expenses relating to the sale of the Contract. Each premium payment will have its own 7-year Surrender Charge schedule. The duration of each premium is the number of full years since that premium was allocated to this Contract. For the purpose of determining the Surrender Charge, surrenders are processed in the following order:
(1) First, the Contract’s earnings are reduced. The Contract’s earnings are:
(a) The Accumulated Value at the time the surrender is made;
Minus
(b) The total of premiums allocated to this Contract;
Plus
(c) The total of premiums that were previously surrendered.
(2) Thereafter, premiums that were not previously surrendered are reduced in the order that they were allocated to this Contract (first-in, first-out order).
In each Contract Year, you may surrender without a Surrender Charge an amount up to the greatest of
(1), (2), and (3):
(1) 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year.
(2) This Contract’s earnings.
(3) The Required Minimum Distribution, if any, that we determine for this Contract according to Section 401(a)(9) of the Internal Revenue Code, for;
(a) That calendar year, or
(b) The prior calendar year if the surrender is made in a Contract Year that began in the prior calendar year.
If the Contract includes the Thrivent Income Builder, no Surrender Charge will apply to partial surrenders as long as the total amount surrendered in a Contract Year is less than or equal to the Guaranteed Annual Withdrawal (GAWA) for that Contract Year.

The Surrender Charge schedule will be applied to the premiums reduced based on the duration of those premiums. The duration of each premium is the number of full years since that premium was allocated to this Contract. Upon a full surrender, all remaining premiums will be reduced.
The amount surrendered to pay the Surrender Charge is subject to the Surrender Charge.
Surrender Charges
Full years since allocation	Percentage Applied to surrender amount[1]
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7 +	0%
1Earnings in the Contract are removed first and always without a Surrender Charge. Then, premiums are removed from the Contract on a first-in, first-out basis and are assessed Surrender Charges based on full years since allocation.
Example of Full Surrender in Surrender Charge Period:
DeMarcus’s initial premium is $100,000. Other than an additional premium of $25,000 one year later, DeMarcus contributes no additional premium for the next five years. Also, DeMarcus makes no surrenders from the Contract for the next five years. Five full years after the initial premium allocation, and four full years after the additional premium, DeMarcus’s Accumulated Value is $175,000.
DeMarcus elects to make a full surrender (assume no GAWA or RMD applies in this example). DeMarcus’s earnings are $175,000 - $100,000 - $25,000 = $50,000, which are free of Surrender Charges. DeMarcus’s premiums are still in the Surrender Charge period, and his Surrender Charge is $100,000 X 3% + $25,000 X 4%, which is $4,000. DeMarcus’s cash surrender value is $175,000 - $4,000, which is $171,000.
Example of partial surrender in Surrender Charge period:
DeMarcus‘s initial premium is $100,000. Other than an additional premium of $25,000 one year later, DeMarcus contributes no additional premium for the next five years. Also, DeMarcus takes no surrenders from the Contract for the next five years. Five full years after the initial premium allocation, and four full years after the additional premium, DeMarcus’s Accumulated Value is $175,000.
DeMarcus elects to make a partial surrender of $90,000 on a “gross” basis (assume no GAWA or RMD applies in this example). DeMarcus’s earnings are $175,000 - $100,000 - $25,000 = $50,000, which are free of Surrender Charges. DeMarcus’s premiums are still in the Surrender Charge period, and the first-in, first-out method is used to determine the Surrender Charge. DeMarcus’s Surrender Charge is $40,000 X 3%, which is $1,200. DeMarcus’s surrender amount after the Surrender Charge is $90,000 - $1,200, which is $88,800. DeMarcus’s Accumulated Value after the partial surrender is $175,000 - $90,000, which is $85,000.
Waiver of Surrender Charges
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Surrenders Paid Under Certain Settlement Options. For surrenders of premiums made more than three years since that premium was allocated, there is no Surrender Charge applied to amounts you elect to have paid under:

(1)A Settlement Option for a fixed amount or a fixed period (described under Annuity Period), if the payment period equals or exceeds the longest remaining Surrender Charge period that would have applied, and the proceeds are not subsequently withdrawn.
(2)Options which involve a life income.
For Florida and New York contracts this provision applies after Contract Year one.
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Ten Percent Free Each Contract Year (minimum amount each year). 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year. This “Ten Percent Free” is not cumulative.
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Confinement of the Owner in a Hospital, Nursing Home, or Hospice. There is no Surrender Charge during or within 90 days after the end of the confinement of the Owner in a licensed hospital, nursing home, or hospice, provided that the confinement begins after the Contract has been issued and continues for at least 30 consecutive days. We will require proof of confinement satisfactory to us.
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Terminal Illness of the Owner. There is no Surrender Charge if the Owner has a life expectancy of 12 months or less. We will require certification by a physician acting within the scope of his or her license and may require independent medical verification.
Mortality and Expense Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of two basic types:
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Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuity payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
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Expense Risk. This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.
As compensation for assuming these risks, we deduct a daily risk charge from the daily net assets in the Subaccounts. We guarantee that the mortality and expense risk charges for your Contract will never exceed the annual rates shown in the Fee and Expense Tables. The maximum charge as a percentage of daily net assets in the Subaccounts is 1.25%. See the Fee Table for more detail.
If the risk charge is insufficient to cover the actual cost of the risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.
Maximum Anniversary Death Benefit (MADB) Rider Charge
The MADB Rider Charge is the charge for this rider. The MADB Rider Charge will be deducted from the Accumulated Value. It will be deducted from the Fixed Account and the Subaccounts of the Variable Account on a pro rata basis according to the ratio of the accumulated value in the Fixed Account and each Subaccount of the Variable Account to the Accumulated Value of the Contract as of the Rider Quarterly Anniversary. For Contracts issued in New York, the MADB Rider Charge is only assessed against the Subaccounts of the Variable Account. If the market is closed on the date the MADB Rider Charge should be processed, the charge will be processed on the next Valuation Date. The Rider Quarterly Anniversary is a date that is a multiple of three months following the date the rider is issued, and on the same date of the month as the date the rider is issued. If a month does not include that date, the Rider Quarterly Anniversary will be the last day of that month.
The first MADB Rider Charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the MADB Rider Charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period.

On the day of each deduction, the MADB Rider Charge is calculated as the MADB multiplied by the MADB Rider Charge rate divided by four. The MADB Rider Charge is calculated after any changes to the MADB and the MADB Rider Charge rate that may occur prior to or on that day.
We may change the MADB Rider Charge rate at any time. It will never exceed the Maximum MADB Rider Charge of 0.50%. The current charge is 0.25%.
At rider termination, the MADB Rider Charge will be deducted for the final three-month period or portion thereof that the rider was in force. If rider termination occurs less than three months after the most recent Rider Quarterly Anniversary, the final MADB Rider Charge will be adjusted proportionately to reflect the time period that the rider was in force. The final MADB Rider Charge will be deducted immediately on the rider termination date. Thereafter, the MADB Rider Charge will cease.
Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Charge
The Thrivent Income Builder (GLWB) Rider Charge is the charge for this rider. It will be deducted from the Subaccounts of the Variable Account on a pro rata basis according to the ratio of each Subaccount of the Variable Account to the Accumulated Value of the Variable Account. The charge will be deducted from the Fixed Account only if the variable Subaccounts are depleted. For Contracts issued in New York, the charge will be waived if the variable Subaccounts are depleted. If the market is closed on the date the Thrivent Income Builder (GLWB) Rider Charge should be processed, the charge will be processed on the next Valuation Date.
The first Thrivent Income Builder (GLWB) Rider Charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the Thrivent Income Builder (GLWB) Rider Charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period. The Rider Quarterly Anniversary is a date that is a multiple of three months following the date the rider is issued, and on the same date of the month as the date the rider is issued. If a month does not include that date, the Rider Quarterly Anniversary will be the last day of that month.
On the day of each deduction, the Thrivent Income Builder (GLWB) Rider Charge is calculated as:
1) The GLWB Benefit Base;
Multiplied by
2) The Thrivent Income Builder (GLWB) Rider Charge Rate divided by four.
The Thrivent Income Builder (GLWB) Rider Charge is calculated after any changes to the GLWB Benefit Base and the GLWB Charge Rate that may occur on or prior to that day.
We may change the Thrivent Income Builder (GLWB) Rider Charge Rate at any time. It will never exceed the Maximum GLWB Charge Rate of 2.5%.
At rider termination, the Thrivent Income Builder (GLWB) Rider Charge will be deducted for the final three-month period or portion thereof that the rider was in force. If rider termination occurs less than three months after the most recent Rider Quarterly Anniversary, the final Thrivent Income Builder (GLWB) Rider Charge will be adjusted proportionately to reflect the time period that the rider was in force. The final Thrivent Income Builder (GLWB) Rider Charge will be deducted immediately on the rider termination date. Thereafter, the Thrivent Income Builder (GLWB) Rider Charge will cease.
Transfer Charge
You may make 24 free transfers in each Contract Year. On subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs), you will incur a $25 transfer charge. The transfer charge will be deducted from the amount transferred. Current IRS guidance references 12 transfers, however we believe that 24 transfers is acceptable under current law.

Surrender of a Settlement Option with a Guaranteed Period
If you are receiving annuity income with a guaranteed period, you may elect to receive a full or partial surrender of the commuted value of the remaining payments, unless the income elected was irrevocable. The value of the remaining payments on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge.
Expenses of the Portfolios
Because the Subaccounts purchase shares of the Portfolios; the accumulation unit values of the Subaccounts will reflect the corresponding Portfolio operating expenses or other expenses incurred by the Portfolio. See the Fee Table and the current prospectuses of the Portfolios.
Administrative Expenses
We will charge an Administrative Expense on each Contract Anniversary. The Maximum Annual Administrative Expense is $50.
However, we will waive the charge on any anniversary when the Accumulated Value is at least $50,000.
The charge will be taken from each Subaccount of the Variable Account and from the Fixed Account according to the ratio for this Contract of the Accumulated Value in each Subaccount and the Fixed Account to the Accumulated Value of the Contract.
Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/RetirementChoice.
General Description of the Contracts
Entire Contract
Your entire Contract is comprised of:
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the Contract including any attached rider(s), if any, endorsements or amendments;
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the application attached to the Contract; and
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our Articles of Incorporation and Bylaws and all amendments to them. Benefits will not be reduced or eliminated by any future amendments to our Articles of Incorporation or Bylaws.

Owner and Beneficiaries
While an Owner is living and before the Maximum Annuity Date, you may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights. Joint owners must be federally recognized Spouses and each other’s sole primary beneficiary.
If the Contract was applied for as a juvenile Contract, the Owner (juvenile) may not exercise ownership rights until control is transferred to the Owner. Before control is transferred, the person who applied for the Contract as applicant/controller may exercise ownership rights on behalf of the Owner.
An Owner may (subject to the eligibility requirements in the bylaws of Thrivent) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract.
No Beneficiary change shall take effect unless received by Thrivent at its Service Center. When Notice is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
Spousal Continuation
If an Owner dies, and that Owner’s Spouse is the sole, primary beneficiary, the surviving Spouse may elect to continue this Contract in force under Spousal Continuation, to the extent permitted by law. See Benefits Available Under the Contract - Spousal Continuation.
Death of Annuitant After an Annuity Date
If an Annuitant dies while we are paying annuity income under a Settlement Option, any amounts payable will depend on the terms of that Settlement Option. See Annuity Period - Settlement Options.
Contract Termination
We will terminate your Contract on any Contract Anniversary if the Accumulated Value before the deduction of any Contract Maintenance Charge is less than $2,000. Upon termination, we will pay you the Accumulated Value.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account or the Fixed Account. We reserve the right to limit allocations or transfers to the Fixed Account. Certain investment options may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts will vary primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account depends upon the rate in effect on the date of the allocation and subsequent rates guaranteed to never fall below the Fixed Account Guaranteed Minimum Interest Rate.
If your Contract is set up on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Automatic Asset Rebalancing Program
The Automatic Asset Rebalancing Program transfers your Contract’s Accumulated Value among Portfolios (this excludes the Fixed Accounts) on a regular basis according to your instructions. The Automatic Asset Rebalancing Program is not allowed at the same time a Dollar Cost Averaging Program is being utilized.
On or before the Maximum Annuity Date, you may participate in an optional Asset Rebalancing Program that allows you to elect a specific asset allocation to maintain over time. You may not include the Fixed Account in the Asset Rebalancing Program. If you make additional premium payments or transfers into a Subaccount that was not previously included in the

Asset Rebalancing Program, those amounts will not be subject to rebalancing unless you revise your Asset Rebalancing Program. You may select any date to begin the Asset Rebalancing Program (except the 29th, 30th, or 31st of a month) and whether to have your Subaccounts reallocated quarterly, semiannually or annually. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. To participate in the Asset Rebalancing Program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form. To terminate the Asset Rebalancing Program, you must provide Notice to us. The program will not terminate automatically by transferring your allocations to another Subaccount or combination of Subaccounts. Thrivent has the right to refuse or limit transfers to variable subaccounts at any time.
Dollar Cost Averaging Program
You may choose one of two different Dollar Cost Averaging Programs that allow you to have automatic periodic transfers made to one or more Subaccounts other than the Fixed Account. Only one Dollar Cost Averaging Program may be operating at any time. Dollar Cost Averaging is generally suitable if you are making a substantial premium payment to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging Program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. The Dollar Cost Averaging Programs you may participate in are described below. The Dollar Cost Averaging Program is not available at the same time you have Automatic Asset Rebalancing or if you have the Thrivent Income Builder (GLWB) Rider.
Dollar Cost Averaging from the Fixed Account. You may dedicate a premium of at least $10,000 at any time to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. You may not transfer to the Fixed Account in the Dollar Cost Averaging Program. The amount allocated to the DCA Fixed Account may be credited with a higher interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period. Premiums can be added to an existing DCA Fixed Account and will transfer out on the existing schedule.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month, such as the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Money Market Dollar Cost Averaging. At any time, you may establish a Dollar Cost Averaging Program to make periodic transfers of at least $200 from the Thrivent Money Market Subaccount to one or more of the Subaccounts but not the Fixed Account. At least $10,000 must be allocated with premiums and/or transfers to the DCA Money Market account for it to be established. Premiums and transfers can be added to an existing DCA Money Market account and will transfer out according to the existing transfer schedule. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the Dollar Cost Averaging Program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to discontinue the Program. In order to begin, terminate or resume the Program, we must receive Notice.
Exchange Program
From time to time, we may offer programs for certain variable annuities issued by Thrivent to be exchanged for the Contract described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees that are provided by the Contract you currently own to the benefits and guarantees provided by the new Contract being offered. You should also compare the fees and charges of your current Contract to the new Contract being offered as they may be higher than your current Contract. The programs we offer will be made available on terms and conditions determined by us and any such program will comply with applicable law.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Subaccounts
The Subaccounts will purchase and redeem from the corresponding Portfolios at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in that Portfolio and retained as assets of the corresponding Subaccount.
Addition, Deletion, Combination, or Substitution of Investments
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦
Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦
Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦
Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦
Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦
Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦
Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦
Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.

Assignments
Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:
♦
You may transfer ownership to a trust, custodian, or employer, unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
♦
If the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant.
♦
Except as described above, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral. If the Contract was applied for as a juvenile Contract, then ownership may be transferred only after control has been transferred to the Annuitant.
We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld. Laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦
Contracts used in an employer sponsored retirement plan; and
♦
Contracts issued in Massachusetts and Montana.
Annuity Period
Annuity Date
You may select one or more dates to begin an annuity income under a Settlement Option. Each Settlement Option will begin on an Annuity Date.
Maximum Annuity Date
The Maximum Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. At issue, the Maximum Annuity Date is set to the Contract Anniversary when the oldest Owner is age 95 under the Contract. At the Maximum Annuity Date stated in your Contract, we may, at our discretion, allow you to extend the Maximum Annuity Date.
If the Thrivent Income Builder (GLWB) Rider is in place on the Maximum Annuity Date, annuity payments will be at least as much as the Guaranteed Annual Withdrawal Amount (GAWA).
Your Contract provides for a death benefit if an Owner dies before the Maximum Annuity Date. After the Maximum Annuity Date, amounts payable, if any, depend on the terms of the Settlement Option.
Annuity Income
An annuity income will be calculated using the amount of cash surrender value on an Annuity Date.
For any surrender made more than three years after the date that premium was allocated to the Contract, no Surrender Charge will be deducted from the portion of the amount surrendered which is paid under Options 2 or 3 (listed below), provided that payments will be made for at least as long as the greatest number of months remaining in any Surrender Charge schedule that otherwise would have applied and the proceeds are not subsequently withdrawn.
Surrender Charges will also be waived for an election of Option 4 or 5 (listed below) or any other life income option agreed to by us.
We will pay you the annuity income under a settlement agreement according to the annuity Settlement Option that you select. However, we will pay a single sum if the Accumulated Value on the Maximum Annuity Date is less than $2,000. If we pay you proceeds in a single sum, your Contract will terminate.
If you have not selected either a Settlement Option or a single sum payment by the Maximum Annuity Date, we will pay proceeds of $2,000 or more using an annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Maximum Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Maximum Annuity Date.
Settlement Options
You may elect to have your full proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options.

Proceeds from death or surrender are payable in a lump sum unless otherwise provided. Instead of a lump sum, proceeds from death or surrenders of $2,000 or more may be paid under a Settlement Option by means of a settlement agreement that we will issue.
♦
Option 1 - Interest Income. The proceeds may be left on deposit. Interest earned may be paid in cash at regular intervals or left to accumulate at interest. We will pay interest at a rate not less than the guaranteed interest rate. All or part of these proceeds may be withdrawn upon request.
♦
Option 2 - Income of a Fixed Amount. We will pay annuity income of a fixed amount at agreed upon intervals. The fixed amount must not result in a payment period that exceeds 360 months. We reserve the right to require a fixed amount that results in a payment period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. Income will be paid until the proceeds and interest are paid in full. After the first payment is made, this option may not be changed except as described in the Contract.
♦
Option 3 - Income for a Fixed Period. We will pay annuity income for a fixed period not to exceed 360 months. We reserve the right to require a fixed period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. After the first payment is made, this option may not be changed except as described in the Contract.
♦
Option 4 - Life Income with Guaranteed Period. We will pay annuity income for the lifetime of the Annuitant of the settlement agreement. A guaranteed period of up to 360 months may be elected. If the Annuitant dies during the guaranteed period, payments will be continued to the end of the period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in of the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of the annuitant on his or her birthday nearest the date of settlement. If we are making payments under a life income Settlement Option with a guaranteed period, an owner of the Settlement Option may elect to receive a lump sum instead of continuing payments while in the guaranteed period, unless the Settlement Option election was irrevocable. The value of the remaining payments on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge. If an owner or Annuitant dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the Settlement Option at least as rapidly as payments were being paid under that Settlement Option on the date of death.
♦
Option 5 - Joint and Survivor Life Income with Guaranteed Period. We will pay annuity income as long as at least one of the two Annuitants of the Settlement Option agreement is alive. A guaranteed period of up to 360 months may be elected. If one Annuitant dies during the guaranteed period, payments will continue for the lifetime of the surviving Annuitant. Before the first payment is made under this option, a reduction factor may be elected which will reduce any payments made after the guaranteed period by the elected reduction factor if only one annuitant is then living. Payments made during the guaranteed period will be larger if a reduction factor is elected. If both Annuitants die during the guaranteed period, payments will be continued to the end of that period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of each Annuitant on his or her birthday nearest the date of settlement. If we are making payments under a life income Settlement Option with a guaranteed period, an owner of the Settlement Option may elect to receive a lump sum instead of continuing payments while in the guaranteed period, unless the Settlement Option election was irrevocable. The value of the remaining payments on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge. If an owner or Annuitant dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the Settlement Option at least as rapidly as payments were being paid under that Settlement Option on the date of death.
♦
Option 6 – Other Options. The proceeds may be paid under any other Settlement Option agreeable to us.

Adjusted Age
As used in Options 4 and 5, adjusted age is the age of an Annuitant on his or her birthday nearest the date of settlement minus the adjustment shown below:
Years of First Payment	Age Adjustment
2020-2029	0
2030-2039	1
2040-2049	2
2050-2059	3
2060-2069	4
2070-2079*	5
*For each succeeding decade, the age adjustment continues to increase by 1.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options. The Settlement Option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period. If this requirement is met, the Settlement Option and the tax-deferred balance will generally be treated as two separate Contracts for income tax purposes only. Your after-tax premiums in your Contract will be allocated pro rata between the Settlement Option and the portion that remains deferred.
Frequency of Annuity Payments
Annuity payments under a Settlement Option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any Settlement Option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.

Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Standard Death Benefit	Pays the beneficiary if the owner dies during the accumulation phase.	Standard	No additional charge	No additional charge	♦ Withdrawals reduce the benefit.
Maximum Anniversary Death Benefit (MADB) Rider	May increase the amount of the death benefit if the owner dies during the accumulation phase. It can provide you with an increased death benefit based on the Accumulated Value on a Contract Anniversary.	Optional	0.50%[1]	0.25%	♦ Only available at issue if you are no more than Issue Age nearest 75. ♦ Not available with GLWB. ♦ Withdrawals reduce the benefit.
1See Charges-MADB Rider Charge in this prospectus for more information.
Living Benefit
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	Allows you to withdraw up to a Guaranteed Annual Withdrawal Amount each Contract Year for life.	Optional	2.50%[2]	See Rate Sheet%[2]
♦  Investment
restrictions apply
♦  Only available at
issue if you are
age nearest 50 to
85 on the Rider
Date of Issue.
♦  The minimum
required premium
is $25,000.
♦  Cannot terminate
Rider until 2 years
after issue.
♦  Not available with
MADB
♦  Excess withdrawals
reduce the benefit.

2See Charges-Thrivent Income Builder (GLWB) Rider Charge in this prospectus for more information.

Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	♦ You may not include the Fixed Account.
Dollar Cost Averaging
Dollar Cost Averaging
allows you to have
automatic periodic
transfers to one or more
subaccounts other than
the Fixed Account. If you
have the GLWB Rider,
quarterly Asset
Rebalancing will happen
automatically to conform
with the GLWB investment
restrictions.
		Standard	None	None	♦ You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing withdrawals from your investment options during the Accumulation Phase.	Standard	None	None	♦ Surrender Charges may apply. ♦ Taxes and penalties may apply.
Free Surrender Amounts
Surrender Charges apply
only to amounts that
exceed the greatest of
10% of the Accumulated
Value existing at the time
the first surrender is made
in a Contract Year, the
Contract’s earnings or
Required Minimum
Distribution.
		Standard	None	None	♦ Restrictions apply to each separate Contract Year.
Confinement of the Owner in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the owner.	Standard	None	None	♦ Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness	Surrender Charges are waived if the Owner has a life expectancy of 12 months or less.	Standard	None	None	♦ Certification from a licensed physician acting within the scope of his or her license will be required.
Death Benefit Before the Maximum Annuity Date
We will pay Death Proceeds upon the death of an Owner. If the Owner is a Non-Natural Person, we will pay Death Proceeds upon the death of an Annuitant. Death Proceeds will be paid only if the date of death is before the Maximum Annuity Date and the Accumulated Value is greater than zero on the date of death. Death Proceeds will be paid to the beneficiaries.
Death Proceeds are calculated at the end of the Valuation Period during which we receive at our Service Center a certified copy of the death certificate of the decedent, or other lawful evidence providing equivalent information.

The amount of Death Proceeds is the greatest of the following:
1)The Accumulated Value.
2)The Standard Death Benefit.
3)The Maximum Anniversary Death Benefit, if any.
Any amount of the Death Benefit in excess of the Accumulated Value will be allocated to the Subaccounts and/or the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Once calculated, Death Proceeds may continue to be subject to the investment experience of the Subaccounts. When based on the investment experience of the Subaccounts, Death Proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the Death Proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender Charges do not apply to Death Proceeds.
Example of Calculation of Death Benefit:
Carlos died on June 20. Since the Contract’s issue date, Carlos contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received proof of death. The current Accumulated Value of Carlos’s Contract on that day was $275,000. The Standard Death Benefit provides for an infusion to the Contract if the total premium payments adjusted for surrenders exceed the Accumulated Value when we receive proof of death. We determined Carlos’s Standard Death Benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Standard Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the Contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death benefit.
Once the death benefit is calculated, the Death Proceeds payable fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received proof of death; we determined that the death benefit was $300,000 as of that date (30,000 accumulation units x $10 each). Carlos’s two children are the beneficiaries and are entitled to  1∕2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Proceeds Received
July 10	Ramona	$11	15,000 x $11= $165,000
July 20	Sofia	$9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the Death Proceeds in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Period - Settlement Options.

Standard Death Benefit
A Standard Death Benefit is payable if an Owner dies before the Maximum Annuity Date. The Standard Death Benefit is equal to the adjusted sum of premiums as follows:
(1) As of the day a premium is received by us, the sum is increased by the amount of that premium.
(2) As of the day a partial surrender is taken, the sum is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
If this Contract is continued under Spousal Continuation, then on any date on or after the Continuation Date, the adjusted sum of premiums will be determined using only premiums paid and partial surrenders taken on or after the Continuation Date. The Accumulated Value on the Continuation Date will be deemed a premium paid on that date for purposes of this provision.
Spousal Continuation
If an Owner dies, and that Owner’s Spouse is the sole primary beneficiary, that Spouse may elect to continue this Contract in force under Spousal Continuation, to the extent permitted by law. Spousal Continuation, if elected, is subject to the following:
1)Spousal Continuation is effective on the date that the election is made (the Continuation Date).
2)The Spouse will be the Owner and Annuitant on the Continuation Date.
3)Contract benefits that continue will be determined using the Accumulated Value on the Continuation Date. The Surrender Charge schedule will continue as if the death had not occurred. Note that if the deceased Spouse was a single Covered Person under a GLWB Rider, that GLWB Rider terminates. A new GLWB Rider cannot be added to the Contract.
4)Spousal Continuation is elected in lieu of receiving Death Proceeds.
5)Death Proceeds are calculated on the date we receive Proof of Death of an Owner. Any excess of Death Proceeds over Accumulated Value on that date will be added to the Accumulated Value. This amount will be allocated to Subaccounts of the Variable Account and to the Fixed Account according to the ratio of the Accumulated Value in each to the total Accumulated Value.
6)Spousal Continuation may be elected only once in this Contract.
The Spouse will have 60 days from the date we receive proof of death in which to elect to receive Death Proceeds or continue the Contract under Spousal Continuation. If an election is not made within 60 days, we will deem that Spousal Continuation has been elected on the 61st day, and that day will be the Continuation Date.
Death of Annuitant After an Annuity Date
If an Annuitant dies while we are paying annuity income under a Settlement Option, any amounts payable will depend on the terms of that Settlement Option. See Annuity Period—Settlement Options.
Maximum Anniversary Death Benefit (MADB) Rider
The Maximum Anniversary Death Benefit (MADB) Rider is only available at issue if no more than age 75 (age nearest). The MADB Rider is not available if you elect the Thrivent Income Builder (GLWB) Rider.
For purposes of this MADB Rider, the individual referenced must be an Owner. If the Owner is a Non-Natural Person, the individual referenced must be an Annuitant.
The amount of Death Proceeds is the greatest of the following:
1) The Accumulated Value.
2) The Standard Death Benefit.

3) The Maximum Anniversary Death Benefit.
On any day through the Contract Anniversary on which the oldest individual attains Contract Age 80, the MADB is the greatest of the Anniversary Death Benefits determined as follows during the first Contract Year and for each Contract Anniversary.
1) The Anniversary Death Benefit on any day during the first Contract Year equals the adjusted sum of premiums determined as follows in chronological order:
a) As of the day a premium is allocated to this Contract, the sum is increased by the amount of that premium.
b) As of the day that a partial surrender is made, the sum is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
2) The Anniversary Death Benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows in chronological order:
a) As of the day a premium is received by us, the benefit is increased by the amount of that premium.
b) As of the day that a partial surrender is made, the benefit is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
On any day after the Contract Anniversary on which the oldest individual attains Contract Age 80, the MADB is equal to the amount calculated in Section 2 above, at that individual’s Contract Age 80, adjusted in chronological order as in a) and b) above.
This rider will terminate on the earliest of the following dates:
1) The date this Contract terminates.
2) The end of the Valuation Period during which we receive at our Service Center a certified copy of the death certificate of the decedent, or other lawful evidence providing equivalent information.
3) The date the Accumulated Value is reduced to zero.
4) The date at least two years after the Rider Date of Issue that we receive your Notice to cancel this rider.
5) The date you elect to receive proceeds from a Full Surrender under a Settlement Option.
6) The Maximum Annuity Date.
Example of MADB Rider Where a Death Benefit Increase Occurs:
Rumi elects the Maximum Anniversary Death Benefit (MADB) Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first Contract Year, and she takes no surrender during the first Contract Year. In the first Contract Year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first Contract Anniversary, the Accumulated Value is $108,000. Rumi’s MADB amount is calculated as of that date as $108,000.
Example of MADB Rider Where a Death Benefit Increase Does Not Occur:
Rumi elects the MADB Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first Contract Year, and she takes no surrender during the first Contract Year. In the first Contract Year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first Contract Anniversary, the Accumulated Value is $98,000. Rumi’s MADB amount is calculated as of that date as $100,000.
Rate Sheet Prospectus Supplement (“Rate Sheet”)
From time to time, we will issue a Rate Sheet Prospectus Supplement that may reflect different Thrivent Income Builder (GLWB) Rider variables than what is described in this prospectus. You should not purchase this Thrivent Income Builder (GLWB) Rider without first obtaining any applicable Rate Sheet.

The following GLWB variables may be changed through a Rate Sheet:
GLWB Withdrawal Percentages
Maximum GLWB Benefit Base
GLWB Credit Percentage
GLWB Benefit Base Guaranteed Minimum
Current Thrivent Income Builder (GLWB) Rider Charge
Thrivent Income Builder (GLWB) Rider investment restrictions
You can find the current Rate Sheet at dfinview.com/Thrivent/RetirementChoice or call our Service Center to request a copy. All Rate Sheets are also available on the EDGAR system at http://www.sec.gov under File Number 333-237618. In order to receive the GLWB Withdrawal Percentages, Maximum GLWB Benefit Base, GLWB Credit Percentage, GLWB Benefit Base Guaranteed Minimum, Thrivent Income Builder (GLWB) Rider Charge, and the Thrivent Income Builder (GLWB) Rider investment restrictions (1) your application must be signed and received in good order within the stated timeframe set forth in the applicable Rate Sheet Prospectus Supplement and (2) your initial premium must be received in good order while that Rate Sheet is in effect. If the necessary paperwork and initial premium are received after a new Rate Sheet has been issued, you will receive the applicable variables in effect on the rider issue date.
A Rate Sheet has no specified end date and can be superseded at any time. If Thrivent supersedes a Rate Sheet, the new Rate Sheet will be filed on the EDGAR system a minimum of 10 business days prior to its effective date.
If your Thrivent Income Builder (GLWB) Rider has already been issued, please refer to your Thrivent Income Builder (GLWB) Rider for guaranteed features. Your guarantees will not change.
Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
The Thrivent Income Builder (GLWB) Rider is a Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider that is an optional benefit that allows you to withdraw up to a Guaranteed Annual Withdrawal Amount (GAWA) each Contract Year for as long as the Thrivent Income Builder (GLWB) Rider is in force. The Thrivent Income Builder (GLWB) Rider is only available at issue or if Spousal Continuation is elected (and the Thrivent Income Builder (GLWB) Rider is still available). If you elect the Thrivent Income Builder (GLWB) Rider, you may not elect the Maximum Anniversary Death Benefit Rider. GAWA withdrawals are not subject to a Surrender Charge and may be withdrawn each Contract Year after the GLWB Calculation Date, described below.
GLWB Calculation Date. The GLWB Calculation Date, is the date on which we determine the initial Guaranteed Annual Withdrawal Amount (GAWA). It is the earliest of the following dates:
1) The date that you take the first partial surrender from this Contract. That partial surrender is included in the GAWA for the Contract Year in which the surrender is taken.
2) The date that the Accumulated Value is reduced to zero, when that reduction in Accumulated Value is not the result of a surrender.
3) The Maximum Annuity Date.
The GLWB Calculation Date cannot be deferred to a date later than as described above.
Starting on the GLWB Calculation Date, the following provisions in the base Contract do not apply:
1) Minimum Accumulated Value.

2) Minimum remaining Accumulated Value after a partial surrender.
The Benefit. While this rider is in force, no Surrender Charge will apply to partial surrenders as long as the total amount surrendered in a Contract Year is less than or equal to the Guaranteed Annual Withdrawal Amount (GAWA) for that Contract Year. Partial surrenders that do not exceed the GAWA for that Contract Year will not decrease the GLWB Benefit Base. Partial surrenders will decrease the Accumulated Value.
If the Accumulated Value is reduced to zero and the GLWB Benefit Base is not zero, we will pay you the GAWA each year while a Covered Person is living. The GAWA will be paid under a settlement agreement that we will issue.
Covered Person(s). The person(s) upon whose life the benefits of this rider are based. At the Rider Date of Issue, each Joint Covered Person will be the other Joint Covered Person’s sole, primary beneficiary. That beneficiary designation cannot be changed except as described in Divorce of Covered Persons Before the Maximum Annuity Date below.
Covered Persons cannot be changed except that the surviving Joint Covered Person will continue as the sole Covered Person as described in Death of a Covered Person Before the GLWB Calculation Date and Death of a Covered Person Before the Maximum Annuity Date below.
Divorce of Covered Persons Before the Maximum Annuity Date (for two Covered Persons only). If Covered Persons divorce, they continue as Covered Persons and this rider and its benefits continue unchanged, except that the beneficiary designation may be changed and Spousal Continuation is not an option.
GLWB Withdrawal Percentage. The GLWB Withdrawal Percentage is set on the GLWB Calculation Date using the Contract Age of the Covered Person (or the younger Covered Person, if there are two) on that date. Once that GLWB Withdrawal Percentage is set on the GLWB Calculation Date, it cannot change. The GLWB Withdrawal Percentage will be based on the Contract Age of the Covered Person if a single GLWB or the youngest Covered Person if a joint GLWB and the Single and Joint percentages on the applicable Rate Sheet. For a joint GLWB, if one Covered Person has died before the GLWB Calculation Date, we will use the surviving Covered Person’s Contract Age and the percentage listed in the joint column on the applicable Rate Sheet.
GLWB Benefit Base. If the Rider Date of Issue is the same as the Date of Issue of the Contract, the GLWB Benefit Base on the Rider Date of Issue is equal to the Initial Premium. Otherwise, the GLWB Benefit Base on the Rider Date of Issue is equal to the Accumulated Value as of the Rider Date of Issue. Please see the Thrivent Income Builder (GLWB) Rider and Spousal Continuation section for more information.
Thereafter, GLWB Benefit Base will be adjusted as described below, not to exceed the Maximum GLWB Benefit Base on the applicable Rate Sheet.
1) When a premium is allocated under this Contract, the GLWB Benefit Base is increased by the amount of that premium.
2) At each Contract Anniversary, the GLWB Benefit Base will be increased as in (a) and (b) below, in the respective order shown.
a) The GLWB Benefit Base will be increased by any Credit Amount applicable for that Contract Anniversary.
b) The resulting GLWB Benefit Base is compared to the Accumulated Value.
(i) Step Up: If the GLWB Benefit Base is less than that Accumulated Value, the GLWB Benefit Base will Step Up to equal the Accumulated Value.
(ii) If the GLWB Benefit Base is not less than the Accumulated Value, no Step Up will be made.
3) On the Guarantee Date [The later of the 12th Contract Anniversary after the rider issue date or the Contract Anniversary the Covered Person (or the youngest if there are two) turns Contract Age 71], we will make any adjustment to the GLWB Benefit Base pursuant to GLWB Benefit Base Guaranteed Minimum.

4) As of any day that you have made a GLWB Excess Surrender, the GLWB Benefit Base is decreased as specified in GLWB Excess Surrender.
The GLWB Benefit Base is used only for calculating benefits and the Thrivent Income Builder (GLWB) Charge. It cannot be taken as a Full or partial surrender and is not payable as part of Death Proceeds.
GLWB Benefit Base Credit. The GLWB Benefit Base will be increased by the Credit Amount on each Contract Anniversary during a Credit Period if no surrender was made during the immediately prior Contract Year.
Credit Amount. The Credit Amount is calculated as the Credit Base on the Contract anniversary, multiplied by the Credit Percentage effective on the applicable Rate Sheet.
The initial Credit Amount is calculated at the beginning of the first Credit Period. A new Credit Amount is calculated at the beginning of any new Credit Period.
Credit Base. If the Rider Date of Issue is the same as the Date of Issue of the Contract, the Credit Base equals the Initial Premium. Otherwise, the Credit Base equals the Accumulated Value on the Rider Date of Issue. Thereafter, the Credit Base is increased and decreased as follows:
1) Credit Base increase.
a)If additional premium is allocated under this Contract, the Credit Base is increased by the amount of that premium. That new Credit Base is used starting on the next Contract Anniversary.
b)If the GLWB Benefit Base increases due to Step Up, the Credit Base is increased to equal the GLWB Benefit Base. That new Credit Base is used starting on the Contract Anniversary one year following the Step Up.
2) Credit Base decrease.
a)If the GLWB Benefit Base decreases as a result of a GLWB Excess Surrender, the Credit Base is decreased by the ratio of:
i) The amount of the GLWB Excess Surrender:
Divided by
ii) The Accumulated Value prior to the surrender less the amount of the partial surrender that is not a GLWB Excess Surrender.
That new Credit Base is used starting on the next Contract Anniversary.
Credit Period. The first Credit Period begins on the Rider Date of Issue. Thereafter, a new Credit Period begins on any Contract Anniversary on which a GLWB Benefit Base Step Up causes the Credit Base to increase.
The last Credit Period ends on the earliest of the following dates:
1)The date that a surrender or charge reduces the Accumulated Value to zero.
2)The later of the 10th Contract Anniversary after the Rider Date of Issue and the Contract Anniversary 10 years after the latest Contract Anniversary on which a GLWB Benefit Base increase due to Step Up caused the Credit Base to increase.
3)The Contract Anniversary when the older Covered Person reaches Contract Age 80.
If the last Credit Period ends as in (2) and (3) immediately above, a Credit Amount will be added to the GLWB Benefit Base on the Contract Anniversary on which the Credit Period ended.
The Accumulated Value of this Contract is not increased by any GLWB Benefit Base Credit or any increase to the Credit Base.

Example of Thrivent Income Builder (GLWB) Rider getting a Benefit Base Credit, but not a Step Up:
This example assumes a Credit Percentage of 4%. Please see the Rate Sheet for the Credit Percentage currently being offered. Kevin has the Thrivent Income Builder (GLWB) Rider and his initial premium is $100,000. On the rider date of issue, the GLWB Benefit Base is $100,000 and the Credit Base is $100,000. Kevin contributes no additional premium during the first Contract Year, and he takes no surrender during the first Contract Year. At the first Contract Anniversary, the Accumulated Value is $102,000. This example assumes a GLWB Benefit Base Credit of 4%. Kevin receives a GLWB Benefit Base Credit of $100,000 X 4% = $4,000, increasing the GLWB Benefit Base to $104,000. As the resulting GLWB Benefit Base is not less than the Accumulated Value, Kevin does not receive a Step Up.
Example of Thrivent Income Builder (GLWB) Rider getting a Benefit Base Credit and a Step Up:
This example assumes a Credit Percentage of 4%. Please see the Rate Sheet for the Credit Percentage currently being offered. Denise has the Thrivent Income Builder (GLWB) Rider and her initial premium is $100,000. On the rider date of issue, the GLWB Benefit Base is $100,000 and the Credit Base is $100,000. Denise contributes no additional premium during the first Contract Year, and she takes no surrender during the first Contract Year. At the first Contract Anniversary, the Accumulated Value is $108,000. This example assumes a GLWB Benefit Base Credit of 4%. Denise receives a GLWB Benefit Base Credit of $100,000 X 4% = $4,000, increasing the GLWB Benefit Base to $104,000. As the resulting GLWB Benefit Base is less than the Accumulated Value, Denise receives a Step Up and the GLWB Benefit Base is set equal to the Accumulated Value, making the GLWB Benefit Base $108,000.
GLWB Benefit Base Guaranteed Minimum. The GLWB Benefit Base on the Guarantee Date will not be less than the GLWB Benefit Base Guaranteed Minimum if none of the following has occurred prior to that date:
1) A partial surrender has been made.
2) The Accumulated Value has been reduced to zero.
The GLWB Benefit Base Guaranteed Minimum is calculated using the premium amounts allocated under this Contract. It is calculated as the sum of the following:
1) Premium allocated in the first Contract Year, multiplied by the percentage effective on the applicable Rate Sheet.
2) Premium allocated in subsequent Contract Years and no later than one day before the Guarantee Date, multiplied by the percentage effective on the applicable Rate Sheet.
On the Guarantee Date, after all other adjustments to the GLWB Benefit Base on that Contract Anniversary, we will compare the GLWB Benefit Base to the GLWB Benefit Base Guaranteed Minimum.
1) If the GLWB Benefit Base is less than the GLWB Benefit Base Guaranteed Minimum, the GLWB Benefit Base will be adjusted to equal the GLWB Benefit Base Guaranteed Minimum.
2) If the GLWB Benefit Base is not less than the GLWB Benefit Base Guaranteed Minimum, no further adjustments will be made.
The GLWB Benefit Base Guaranteed Minimum does not increase the Accumulated Value of this Contract and cannot be taken as a Full or partial surrender and is not payable as part of Death Proceeds.
Guaranteed Annual Withdrawal Amount (GAWA). The initial GAWA is determined on the GLWB Calculation Date as:
(1)The GLWB Withdrawal Percentage;
Multiplied by
(2)The GLWB Benefit Base on that day.

The GAWA may change from year to year depending on whether the Benefit Base was increased, as described in this prospectus, or decreased as a result of GLWB Excess Surrenders. On any day that the Benefit Base is decreased, the GAWA will be adjusted, effective as of the next Contract Anniversary, to equal (a) the lesser of the Benefit Base on that date or the Maximum GLWB Benefit Base effective on the applicable Rate Sheet, multiplied by (b) the GLWB Withdrawal Percentage, and the GAWA will decrease.
If the Benefit Base increases, your GAWA will increase. Your GAWA will not decrease unless your Benefit Base decreases. Any decrease in your GAWA is effective on the following Contract Anniversary. No Surrender Charges will apply when partial surrenders are made, except to the extent that total surrenders in a Contract Year exceed the greater of (a) the GAWA, or (b) the Surrender Charge free amount available under the Contract. Withdrawals of the GAWA are taxed in the same manner as partial surrenders under the Contract.
Example of GAWA Single Covered Person:
This example assumes a GLWB Withdrawal Percentage of 4%. Please see the Rate Sheet for the GLWB Withdrawal Percentage currently being offered. Kevin has the Thrivent Income Builder (GLWB) Rider and he is the single covered person. At the GLWB Calculation Date, Kevin’s Contract Age is 72, the GLWB Benefit Base is $100,000, and the assumed GLWB Withdrawal Percentage is 4%, based on his Contract Age. Kevin’s initial GAWA is determined on the calculation date as $4,000. On each Contract Anniversary thereafter while the rider is in force, the GAWA is redetermined as the GLWB Withdrawal Percentage (which cannot change) multiplied by the GLWB Benefit Base.
Example of GAWA Joint Covered Persons:
This example assumes a GLWB Withdrawal Percentage of 3.5%. Please see the Rate Sheet for the GLWB Withdrawal Percentage currently being offered. Kevin and Denise have the Thrivent Income Builder (GLWB) Rider (joint) and they are the two Covered Persons. At the GLWB Calculation Date, Kevin’s Contract Age is 72, Denise’s Contract Age is 67, the GLWB Benefit Base is $100,000, and the assumed GLWB Withdrawal Percentage is 3.5%, based on the youngest Contract Age of 67. The initial GAWA is determined on the calculation date as $3,500. On each Contract Anniversary thereafter while the rider is in force, the GAWA is redetermined as the GLWB Withdrawal Percentage (which cannot change) multiplied by the GLWB Benefit Base.
GLWB Excess Surrenders. You have made a GLWB Excess Surrender on any day in a Contract Year that you make a partial surrender and the sum of partial surrenders taken in that Contract Year exceeds the Guaranteed Annual Withdrawal Amount (GAWA), except if the partial surrender made meets the Required Minimum Distribution Exception.
The amount of the GLWB Excess Surrender is the sum of the partial surrenders taken in that Contract Year less the GAWA. If you take a GLWB Excess Surrender in a Contract Year, then the amount of any subsequent partial surrender you take in that Contract Year will also be a GLWB Excess Surrender.
A GLWB Excess Surrender reduces the GLWB Benefit Base. As of any day that you have made a GLWB Excess Surrender, the GLWB Benefit Base is decreased as follows.
The GLWB Benefit Base is decreased by the ratio of:
1) The amount of the GLWB Excess Surrender;
Divided by
2) The Accumulated Value prior to the surrender less the amount of the partial surrender that is not a GLWB Excess Surrender.
If the amounts surrendered are in excess of the GAWA and not eligible for the Required Minimum Distribution Exception, they are GLWB Excess Surrenders and will impact the GLWB Benefit Base.

Example of GLWB Excess Surrender:
Kevin has the Thrivent Income Builder (GLWB) Rider. Let’s assume his Guaranteed Annual Withdrawal Amount is $4,000, and his Accumulated Value is $103,000. Kevin takes a total of $10,000 out in the Contract Year. Therefore, the GLWB Excess Surrender is $6,000. Kevin’s Accumulated Value after taking out the $10,000 is $93,000 (no Surrender Charge occurs in this example). Kevin’s GLWB Benefit Base is decreased by the ratio of $6,000 ÷ ($103,000 - $4,000), which is 6.06%. Kevin’s Credit Base is decreased by the ratio of $6,000 ÷ ($103,000 - $4,000), which is 6.06%.
A GLWB Excess Surrender may reduce the GLWB Benefit Base and the Guaranteed Annual Withdrawal Amount by more than the amount of the GLWB Excess Surrender.
Required Minimum Distribution Exception. If a Required Minimum Distribution is greater than the GAWA, you may take partial surrenders up to the Required Minimum Distribution amount as determined below without it being considered a GLWB Excess Surrender.
The cumulative partial surrenders that may be taken in a Contract Year without being considered a GLWB Excess Surrender are the greatest of the following:
1) During the portion of a Contract Year from the Contract Anniversary to the end of the calendar year that includes that Contract Anniversary:
a) You may make cumulative partial surrenders up to the Required Minimum Distribution Amount for the calendar year that includes that Contract Anniversary without having them considered as a GLWB Excess Surrender.
b) Any partial surrenders in excess of the amount in (a) above will be considered as a GLWB Excess Surrender.
2) During the portion of a Contract Year from the first day of the subsequent calendar year to the end of that Contract Year:
a) If you did not make cumulative partial surrenders up to the Required Minimum Distribution Amount as in (1)(a) above, you may make cumulative partial surrenders up to the greatest of the following without having them considered as a GLWB Excess Surrender:
i) The Required Minimum Distribution for that prior calendar year.
ii) The Required Minimum Distribution for the subsequent calendar year.
b) If you made cumulative partial surrenders in the prior calendar year as in (1)(b) above, any partial surrenders made will be considered a GLWB Excess Surrender.
Example of GLWB Excess Surrender with Required Minimum Distribution Exception:
Kevin has the Thrivent Income Builder (GLWB) Rider, his Guaranteed Annual Withdrawal Amount is $4,000, and his Accumulated Value is $103,000. Kevin takes out $11,000 in the portion of a Contract Year from the Contract Anniversary to the end of the calendar year. Let’s assume Kevin’s IRA has a Required Minimum Distribution amount for that calendar year of $5,000. Kevin may take up to the Required Minimum Distribution amount without having them considered a GLWB Excess Surrender. Therefore, the GLWB Excess Surrender is $6,000. Kevin’s Accumulated Value after the $11,000 partial surrender is $92,000 (no Surrender Charge occurs in this example). Kevin’s GLWB Benefit Base is decreased by the ratio of $6,000 ÷ ($103,000 - $5,000), which is 6.1224%. Kevin’s Credit Base is decreased by the ratio of $6,000 ÷ ($103,000 - $5,000), which is 6.1224%.
GLWB Death Benefit. Death proceeds are the maximum of the Accumulated Value, the Standard Death Benefit and the GLWB Death Benefit.
The GLWB Death Benefit on any day is equal to the adjusted sum of premiums determined as follows:

1) As of the day a premium is allocated to this Contract, the sum is increased by the amount of that premium. If the Rider Date of Issue is after the Date of Issue of the base Contract, the Accumulated Value on the Rider Date of Issue is considered a premium for purposes of this provision.
2) As of the day that a partial surrender is made that is not a GLWB Excess Surrender, the sum is decreased by the amount of the partial surrender.
3) As of the day that you have made a GLWB Excess Surrender, the sum is first decreased by the amount of the partial surrender that is not a GLWB Excess Surrender, and then is decreased by the ratio of:
a) The amount of the GLWB Excess Surrender;
Divided by
b) The Accumulated Value prior to the surrender less the amount of the partial surrender that is not a GLWB Excess Surrender.
Death of a Covered Person Before the GLWB Calculation Date. If one of the two Joint Covered Persons dies before the GLWB Calculation Date, this rider is unchanged, except that:
(1)The surviving Joint Covered Person becomes the sole Joint Covered Person; and
(2)The age of the surviving Joint Covered Person is deemed to be the age of the younger Joint Covered Person will be used to set the GLWB Withdrawal Percentage on the GLWB Calculation Date using the applicable joint percentage.
Upon the death of a single Covered Person, Death Proceeds may become payable. In lieu of receiving Death Proceeds, a Spouse who is the sole, primary beneficiary may be able to elect to continue the Contract under Spousal Continuation. The Thrivent Income Builder (GLWB) Rider terminates.
Death of a Covered Person Before the Maximum Annuity Date. At the death of the first of the two Joint Covered Persons before the Maximum Annuity Date:
(1)If the deceased Joint Covered Person is an Owner of this Contract:
(a)If Spousal Continuation has been elected, this rider and its benefits continue unchanged, except that the surviving Joint Covered Person becomes the sole Joint Covered Person.
(b)If Spousal Continuation has not been elected, Death Proceeds will be paid. All other benefits provided by this rider cease.
(2)If the deceased Joint Covered Person is not an Owner of this Contract, this rider and its benefits continue unchanged, except that the surviving Joint Covered Person becomes the sole Joint Covered Person.
If this rider and its benefits continued as described above, at the death of the second Covered Person to die before the Maximum Annuity Date, Death Proceeds will be paid and will be calculated using the GLWB Death Benefit. All other benefits provided by this rider cease.
Thrivent Income Builder (GLWB) Rider and Spousal Continuation. If an Owner dies before the Maximum Annuity Date and the Spouse of the Owner is the sole, primary beneficiary, the surviving Spouse may elect to continue the Contract as Owner.
If the election to continue the Contract is not made within 60 days from the date we receive proof of death, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Continuation Date.
If the deceased Spouse was a single Covered Person under a GLWB Rider, that GLWB Rider terminates. A new GLWB Rider cannot be added to the Contract.

Thrivent Income Builder (GLWB) Rider Investment Restrictions. If you have the optional Thrivent Income Builder (GLWB) Rider, you will be subject to investment restrictions. There are currently two options available, the Asset Allocation Option or the Custom Option. Premium and Accumulated Value allocations must comply with one of these options.
The Asset Allocation Option requires 100% allocation among the available Subaccounts and there is no restriction on how much you can allocate into each Subaccount. The Custom Option has five different groups with a specified minimum or maximum percentage of premium or Accumulated Value that can be allocated to each group. You select the percentages of premium or Accumulated Value to allocate to Subaccounts within each group. Each option is also subject to automatic quarterly asset rebalancing.
At any time, we may change, add, delete, or replace investment options applicable to existing Accumulated Value and new premiums. You will receive Notice if these change in the future. Please see Appendix B – Portfolios Available Under Contracts with GLWB Rider for more information.
We may also add, delete, or substitute Subaccounts as permitted by law. We may substitute shares of another Subaccount, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Subaccount, at our discretion. We may also close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our discretion. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments. You will be notified at least 30 days prior to the date of any change. At the time you receive Notice of a change to the Subaccounts you may submit your own reallocation instructions. If you take no action, you may be subject to rebalancing in order to satisfy the investment restrictions.
Automatic GLWB Asset Rebalancing. You may not add automatic transfers under Dollar Cost Averaging and Asset Rebalancing on a Contract with a GLWB Rider. However, the GLWB Rider automatically provides for quarterly rebalancing. On each subsequent Rider Quarterly Anniversary, after all other transactions and allocations to or from the Subaccounts, the Accumulated Value will be automatically rebalanced according to the new allocation targets. The rebalancing will occur at the end of the Valuation Period during which the Rider Quarterly Anniversary occurs.  If that Rider Quarterly Anniversary is a day that doesn’t exist in that month, for purposes of rebalancing, that Rider Quarterly Anniversary will be considered to be the latest existing day in that month that is prior to that Rider Quarterly Anniversary.
Thrivent Income Builder (GLWB) Charge.The Thrivent Income Builder (GLWB) Rider Charge will be deducted from the Subaccounts of the Variable Account on a pro rata basis according to the ratio of the accumulated value in each Subaccount of the Variable Account to the Accumulated Value of the Variable Account as of the Rider Quarterly Anniversary. The Thrivent Income Builder (GLWB) Rider Charge is deducted from the Fixed Account only if the Variable Account is depleted. This charge is deducted quarterly, beginning three months after the Date of Issue, on the same day of the month as the Date of Issue (or if that day does not occur in that month, on the last day of that month). On the day of the Thrivent Income Builder (GLWB) Rider Charge, the amount of the charge is determined by multiplying the GLWB Benefit Base by the Thrivent Income Builder (GLWB) Rider Charge Rate and dividing by 4. The first Thrivent Income Builder (GLWB) Rider Charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the Thrivent Income Builder (GLWB) Rider Charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period. If the market is closed on the date the Thrivent Income Builder (GLWB) Rider Charge should be processed, the charge will be processed on the next Valuation Date.
Termination of the Thrivent Income Builder. You may terminate the Thrivent Income Builder at any time provided it is at least two years after we issued the Thrivent Income Builder. The termination will be effective on the date we receive Notice from you. The Thrivent Income Builder also terminates at the earliest of any of the following events:
♦
the date of Contract termination;
♦
the date we receive proof of death of the first Covered Person to die if the deceased Covered Person is an Owner of this Contract and Spousal Continuation has not been elected;
♦
the date we receive proof of the death of the second Covered Person to die;

♦
the date that the GLWB Benefit Base is reduced to zero;
♦
the date at least two years after the Thrivent Income Builder Date of Issue that we receive your Notice to cancel the Thrivent Income Builder;
♦
the date you elect to receive proceeds from a Full Surrender under a settlement option; or
♦
the Maximum Annuity Date.
If the Contract terminates because the GAWA that is surrendered exceeds the Accumulated Value and the GLWB Benefit Base is greater than zero, we will continue to pay you the GAWA each year for as long as at least one Covered Person is alive under a settlement agreement that we will issue.
Additional Plan of Settlement. If this Thrivent Income Builder terminates on the Maximum Annuity Date, in addition to the plans of settlement described in Settlement Options, the following option will be available beginning on the Maximum Annuity Date. If you elect this option, income will be paid only under this Settlement Option.
♦
Guaranteed Annual Withdrawal Amount Settlement Option. We will pay you the GAWA each year while at least one Covered Person is living. The GAWA will be paid under a settlement agreement that we will issue.

Purchases and Contract Value
We issue individual flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through a financial advisor or professional. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Maximum Annuity Date.
The minimum acceptable initial premium is $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contract, but we may choose not to accept any additional premium less than $50.
The maximum Issue Age is Contract Age 85 and no premiums are accepted once any Owner reaches Contract Age 88 (or any annuitant if owned by a non-natural person).
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on an Owner’s Contract is $1 million or greater.
We reserve the right to decline applications that do not meet issue and suitability guidelines.
This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
♦
The amount of your initial premium. This premium must be at least $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000. If you add the Thrivent Income Builder (GLWB) Rider, the minimum acceptable premium is $25,000.
♦
How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to Subaccounts.
♦
Whether or not you want the Maximum Anniversary Death Benefit (MADB) Rider or the Thrivent Income Builder (GLWB) Rider.
♦
The beneficiary or beneficiaries you want to receive the benefit payable upon the death of an Owner.
Processing Your Application
We will process your application when we receive it. Your Contract’s Date of Issue is the date the first premium is applied. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and we will return the initial premium unless you specifically consent to our keeping it until the application is complete.
Allocation of Premiums
We will allocate your initial premium among the Subaccount(s) and/or the Fixed Account according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made.

The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums that you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.
If you add the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts and the Fixed Account will be restricted by the Required Allocation Percentages per Allocation Group. See Appendix B – Portfolios Available Under Contracts with GLWB Rider at the end of this document.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives. See Subaccount Valuation below.
Fixed Account
Premiums and Accumulated Value may be allocated to or transferred to the Fixed Account. We reserve the right to limit allocations or transfers to and from the Fixed Account.
Amounts held in the Fixed Account are invested with our General Account. The interest rates for amounts in the Fixed Account depend on the date of allocation or transfer to the Fixed Account. We guarantee that the initial interest rate for each amount allocated or transferred to the Fixed Account will be effective for at least twelve months, and subsequent interest rates will not be changed more often than once every twelve months. The effective annual interest rate will never be less than the Fixed Account Guaranteed Minimum Interest Rate shown in your Contract. At our discretion, we may credit interest in excess of the guaranteed interest rate. For the current interest rate, please call our Service Center at 1-800-847-4836.
The date of allocation or transfer is the date that interest begins to accrue. Interest is compounded daily.
The Fixed Account includes any amounts in the DCA Fixed Account. Interest guarantees are subject to Thrivent’s claims-paying ability.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
Additional Information about the Fixed Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, the Fixed Account is generally not subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Accumulated Value of Your Contract
On or before the Maximum Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
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You allocate premiums to that Subaccount;
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You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account;
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If an excess of the Death Benefit over the Accumulated Value is allocated to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
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You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
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You make a surrender from that Subaccount;
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Transfer Charges are applied against the Subaccount;
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Expenses for optional riders (if applicable) are applied;
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The expense for the Annual Contract Maintenance Charge (if applicable) is applied.
Accumulation Unit Value
A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1) Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2) The Net Investment Factor for accumulation unit values for the Subaccount for that period.
Accumulation unit values are determined at the end of each Valuation Period before the transfer or allocation of any amounts to or from the Subaccounts. The accumulation unit values may increase or decrease on each Valuation Day.
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) and (4) where:
(1) Is the sum of:
(a) The net asset value per share of the corresponding Portfolio at the end of the Valuation Period; plus
(b) The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(c) A per share charge or credit for any taxes reserved for what we determine to be a result of the investment operation of the Portfolio.
(2) Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(3) Is the charge for mortality and expense risks that we deduct for each day in the Valuation Period and is based upon the daily Accumulated Value in each Subaccount. This charge may also be based upon the total Accumulated Value in the Subaccounts and is guaranteed not to exceed, on an annual basis, the Maximum Annual Mortality and Expense Risk Charge.
(4) Is the charge for any Subaccount fee that reduces the Net Investment Factor. We deduct this charge for each day in the Valuation Period based on the daily Accumulated Value in the Subaccount.
Transfers of Accumulated Value
Before the Maximum Annuity Date and while an Owner is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts and the Fixed Account. You can request a transfer by giving us Notice.
We will process your transfer request prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Valuation Day. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:
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The total amount transferred from a Subaccount or the Fixed Account must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
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The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
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You may make 24 free transfers in any Contract Year. For each transfer in excess of 24 (excluding automatic transfers made through Dollar Cost Averaging or Asset Rebalancing), we will charge you $25. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts. We reserve the right to limit the number of transfers you make in any Contract Year.
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No Accumulated Values may be transferred to the DCA Fixed Account.
Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.
Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center (or by our authorized designee) in proper form unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.

Surrenders and Withdrawals
If you request a surrender on or before the Maximum Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable Surrender Charge or tax withholdings. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $2,000. Under certain circumstances an Owner may make partial or full surrenders of annuity income.
Surrender On or Before the Maximum Annuity Date
While the Owner is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or systematic partial surrender. Your request will not be processed until we receive it at our Service Center in good order. If we receive your surrender request before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation.
Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract decreased by any Surrender Charge. See Charges.
When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which: (1) is at least $200; (2) does not exceed the Accumulated Value; and (3) does not reduce the remaining Accumulated Value in the Contract to less than $2,000.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $2,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in the remaining Accumulated Value of at least $2,000 or whether instead you would like to make a full surrender of your Contract.
If there is no Surrender Charge or tax withholding associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the Surrender Charge, and any tax withholding.
When you request a partial surrender, we will allocate the partial surrender among the Subaccounts and the Fixed Account according to the ratio for the Contract of the Accumulated Value in each Subaccount, and the Fixed Account to the Accumulated Value of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount.
After the Maximum Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain Settlement Options. See Annuity Period - Settlement Options.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial advisor or professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
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Surrender of a value of $100,000 or more;
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Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
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Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature

Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial advisor or professional requires the verification and witness of your signature by a Thrivent financial advisor or professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.
For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Minimum Accumulated Value
We will terminate your Contract on any Contract Anniversary if the Accumulated Value before the deduction of any Contract Maintenance Charge is less than $2,000. Upon termination, we will pay you the Accumulated Value.
Free Look Period
After you receive your Contract, you have a “free look” period of 10 calendar days (some states require a longer free look period, which will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning the Contract and providing Notice of cancellation to our Service Center or a financial advisor or professional. Once we receive the Contract and Notice of cancellation, we will cancel the Contract and refund to you an amount equal to the Accumulated Value plus any expenses we’ve taken. The value may be more or less than your premium payment depending upon the investment performance. This means you bear the risk of any decline in your value until we receive your Contract and Notice of cancellation. However, in certain states we must return your premium payment, if greater.
In addition to the “free look” period described, if your Contract is an IRA and you revoke it within 7 days after initially receiving the IRA disclosure, we will refund all premiums that you have paid regardless of the state in which the Contract was issued. If the value is higher, you have the right to receive the value in lieu of the initial premium payment. If you receive the higher value, we will issue you a tax form for the earnings.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

Timely Processing
We will process all requests in a timely fashion. Requests received in good order by us or our authorized designee prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Postponement of Payments
We may delay payment of any surrender, Death proceeds or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Owner is an individual (or an individual is treated as the Owner for tax purposes); and (4) the Contract’s Maximum Annuity Date is not unduly delayed.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “non-natural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Maximum Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Maximum Annuity Date, death proceeds are taxable and generally are included in the income of the recipient as follows:
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If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the Contract has been recovered.
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Other payments are taxed as annuity income payments.
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If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s Spouse (or a former Spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1∕2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange.  If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Contracts. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence (required minimum distributions – “RMDs”). Also, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the owner notifies us at or before the time of the distribution that the owner does not want any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/RetirementChoice or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Distribution of the Contracts
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. or a Selling Firm and is also an appointed insurance producer of Thrivent.
For financial advisors or professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Your financial advisor or professional may be paid differently depending on the product or service recommended. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
For premiums paid to the Contract, your financial advisor or professional receives a commission in the range of 0% to 7.02%. Commission rates are based on the source of funds used to pay the premiums, age of the owner, and compensation option selected. Your financial advisor or professional may also receive asset-based compensation ranging from 0% to 0.92% of the account value annually. If you elect a Settlement Option we pay commission in the range of 0% to 1.08% of the premium applied to the Settlement Option. The compensation described above is not charged directly to you or your Contract. The compensation is paid from our resources, which include fees and charges imposed on your Contract.
For financial advisors or professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial advisor or professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is 7.00% of premiums, plus up to 1.00% of a Contract’s Accumulated Value annually. Commissions also may be paid on Accumulated Value moved into an annuity Settlement Option. The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated.
The compensation described above is not charged directly to you or your Contract. The compensation is paid from our resources, which include fees and charges imposed on your Contract.
Thrivent receives additional compensation, sometimes referred to as “revenue sharing,” from certain external variable investment trusts that are available investment options within this product. This compensation is in connection with services that Thrivent provides, including promoting and administering the Contracts.

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The Variable Account aggregates Contract Owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The Variable Account (not the Contract Owners) is the underlying mutual fund shareholder.  When the Variable Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  Thrivent incurs these expenses instead.  Thrivent also incurs the distribution costs of selling the contract (as discussed above), which benefit the underlying mutual funds by providing Contract Owners with investment options that correspond to the underlying mutual funds.
Some of the underlying mutual funds and their affiliates make certain payments to Thrivent or its affiliates (the "payments").  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the Contracts and other variable contracts Thrivent issues.  These payments are made for various purposes, including payments for the services provided and expenses incurred by Thrivent or its affiliates in promoting, marketing and administering the Contracts and underlying funds.  Thrivent may realize a profit on the payments received.
Thrivent or its affiliates may receive the following types of payments:
Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Thrivent may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Thrivent took into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the Contracts (apart from fees and expenses imposed by the underlying mutual funds).  Without these mutual fund service fee payments, Thrivent would have imposed higher charges under the Contract.
Most underlying mutual funds or their affiliates have agreed to make payments to Thrivent or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments Thrivent and its affiliates receive depends on the assets of the underlying mutual funds attributable to the Contract, Thrivent and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets). Payments related to administrative services will not exceed 0.25% of the underlying assets. Payments related to distribution services also will not exceed 0.25% of the underlying assets.
Thrivent may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, risk characteristics, investment capabilities, experience and resources, investment consistency, fund expenses, asset class coverage, the alignment of the investment objectives of the underlying mutual fund with Thrivent’s hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm.  Other factors Thrivent may consider during the identification process are: whether the underlying mutual fund’s adviser or subadviser is a Thrivent affiliate; whether the underlying mutual fund or its service providers (e.g. the investment adviser or subadvisers), or its affiliates will make mutual fund service fee payments to Thrivent or its affiliates in connection with certain administrative, marketing, and support services; or whether affiliates of the underlying mutual fund can provide marketing and distribution support for sales of the Contracts.  There may be underlying mutual funds with lower fees and expenses, as well as other variable contracts that offer underlying mutual funds with lower fees and expenses.  The customer should consider all of the fees and charges of the Contract in relation to its features and benefits when making a decision to invest.  Note that higher Contract and underlying mutual fund fees and expenses have a direct effect on and may lower investment performance.
How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
New Applications:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8061
Transfers, Surrenders, or Partial Surrenders:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836

Special Terms
Accumulated Value	The sum of the values for your Contract in Subaccounts and/or the Fixed Account on or before the Maximum Annuity Date
Annuitant(s)	The person(s) upon whose life the annuity income will be determined.
Annuity Date	A date when annuity income payments begin.
Cash Surrender Value	The Cash Surrender Value on any day is the greater of the Accumulated Value minus any Surrender Charge or the minimum amount required by law.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent and described in this prospectus.
Contract Age	A person’s Issue Age increased by one on each Contract Anniversary.
Contract Anniversary	The same month and day of each year after issue as in the Date of Issue.
Contract Year
The first Contract Year begins on the Date of Issue and continues through the day before the first Contract Anniversary. Thereafter, a Contract Year begins on one Contract Anniversary and continues through the day before the next
Contract Anniversary.

Date of Issue	The date when the Initial Premium is allocated to the Subaccounts of the Variable Account and to the Fixed Account.
Fixed Account
An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount. For the
current interest rate, please call our Service Center at 1-800-847-4836.

General Account
The General Account consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the
General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.

GLWB Benefit Base
The GLWB Benefit Base is the amount used for calculating the Guaranteed
Annual Withdrawal Amounts and the GLWB Rider Charge. It cannot be taken as a full or partial surrender and is not payable as part of Death Proceeds.

Issue Age	A person’s age on his or her birthday nearest the Date of Issue.
Maximum Anniversary Death Benefit (MADB) Rider
This is an optional benefit that may be selected at the time of application for an additional fee. It can provide you with an increased death benefit based on the
Accumulated Value on a Contract Anniversary.

Maximum Anniversary Death Benefit (MADB) Rider Charge	The charge you pay if you add the optional death benefit at the time of application. The MADB Rider Charge will be deducted quarterly from the Accumulated Value.
Maximum Annuity Date	The latest date when annuity income payments must begin.
Medallion Signature Guarantee
A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the
Medallion Signature Guarantee Program provides that service.

Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Owner, you, your, yours	The owner(s) of this contract.
Portfolio	Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A contract governed by the requirements of Section 408, or 408A of the Internal Revenue Code, as amended.
Rate Sheet	A prospectus supplement, that will be filed periodically, where we declare the current features applicable on our Thrivent Income Builder (GLWB) Rider.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.

Settlement Option	You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
Spouse
An individual lawfully married to another individual as defined by federal tax law.
The marriage must be recognized by the state, possession, or territory of the
United States in which the marriage is entered into, regardless of domicile.
Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.

Subaccount	A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Surrender Charge	A charge that applies to withdrawals that have not met the waiting period. Each premium payment has its own 7-year Surrender Charge period.
Thrivent Income Builder (GLWB) Rider
This is an optional benefit that may be selected at the time of application for an additional fee. It can provide you with retirement income by guaranteeing specified withdrawals for life. You may withdraw up to a Guaranteed Annual
Withdrawal Amount (GAWA) each Contract Year for as long as the Thrivent
Income Builder (GLWB) Rider is in force.

Thrivent Income Builder (GLWB) Rider Charge	The charge you pay if you add the optional guaranteed lifetime withdrawal benefit at the time of application. The GLWB Rider Charge will be deducted quarterly from the Accumulated Value.
Valuation Day	Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period	The period of time from the determination of Accumulation Values on a Valuation Day to the values on the next Valuation Day.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent.

Appendix A: Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/RetirementChoice. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Global Large-Stock Growth	American Funds IS® Global Growth Portfolio Class 4	0.91%[1]	22.29%	13.36%	9.30%
Large Blend	American Funds IS® Growth-Income Portfolio Class 4	0.78%	25.82%	13.08%	10.63%
Foreign Large Blend	American Funds IS® International Growth And Income Portfolio Class 4	1.06%	15.66%	5.86%	3.06%
Foreign Large Growth	American Funds IS® International Portfolio Class 4	1.03%	15.56%	4.58%	3.15%
Intermediate Core-Plus Bond	BlackRock Total Return V.I. Portfolio Class III[5]	0.80%[1]	5.43%	1.03%	1.61%
Bank Loan	Eaton Vance VT Floating-Rate Income Portfolio Initial Class	1.17%	11.21%	4.13%	3.22%
Diversified Emerging Mkts	Fidelity® VIP Emerging Markets Portfolio Service Class 2	1.14%	9.49%	7.55%	4.92%
Equity Energy	Fidelity® VIP Energy Portfolio Service Class 2	0.86%	0.70%	13.36%	2.37%
Foreign Large Growth	Fidelity® VIP International Capital Appreciation Portfolio Service Class 2	1.03%	27.18%	11.15%	7.48%
Mid-Cap Value	Fidelity® VIP Value Portfolio Service Class 2	0.85%	19.47%	15.69%	9.71%
Small Value	Franklin Small Cap Value VIP Portfolio Class 2	0.91%[1]	12.75%	11.06%	7.04%
Intermediate Core Bond	Goldman Sachs VIT Core Fixed Income Portfolio Service Class	0.67%[1]	6.08%	1.37%	1.88%
Small Blend	Goldman Sachs VIT Small Cap Equity Insights Service Class	1.07%[1]	18.95%	9.76%	7.53%
Mid-Cap Growth	Janus Henderson VIT Enterprise Portfolio Service Class	0.97%	17.78%	13.14%	11.82%
Large Growth	Janus Henderson VIT Forty Portfolio Service Class	0.80%	39.65%	16.64%	13.45%
Intermediate Core Bond	John Hancock VIT Core Bond Trust Portfolio Series II	0.88%[1]	5.61%	0.85%	1.49%
Foreign Small/Mid Blend	John Hancock VIT International Small Company Trust Portfolio Series II	1.25%[1]	13.33%	6.80%	4.01%
Multisector Bond	John Hancock VIT Strategic Income Opportunities Trust Portfolio Series II	0.99%[1]	7.23%	3.06%	2.59%
Large Blend	MFS® VIT II Core Equity Portfolio Service Class	1.06%[1]	22.79%	14.79%	11.33%
Technology	MFS® VIT II Technology Portfolio Service Class	1.10%[1]	53.82%	17.36%	15.28%
Global Real Estate	MFS® VIT III Global Real Estate Portfolio Service Class	1.15%[1]	11.20%	6.16%	6.28%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Mid-Cap Value	MFS® VIT III Mid Cap Value Portfolio Service Class	1.04%[1]	12.39%	12.60%	8.46%
Small Growth	MFS® VIT New Discovery Service Class	1.12%[1]	14.25%	10.81%	7.41%
Large Value	MFS® VIT Value Series Portfolio Service Class	0.94%[1]	7.63%	11.07%	8.25%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	1.37%	11.00%	2.14%	2.67%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) Advisor Class	1.11%	5.16%	0.86%	0.99%
Long Government	PIMCO VIT Long-Term US Government Portfolio Advisor Class	2.105%	3.88%	-1.40%	1.96%
Inflation- Protected Bond	PIMCO VIT Real Return Portfolio Advisor Class	0.94%	3.57%	3.05%	2.15%
Sub Large Blend	Principal VC Capital Appreciation Portfolio Class 2	0.90%	24.85%	15.74%	11.61%
Large Value	Principal VC Equity Income Portfolio Class 2	0.74%	10.93%	10.58%	8.94%
Foreign Large Value	Putnam VT International Value Portfolio Class IB	1.13%	18.68%	9.70%	3.88%
Large Blend	Putnam VT Research Portfoilio Class IB	0.99%	28.86%	16.15%	11.95%
Global Bond	Templeton Global Bond VIP Class 2	0.75%[1]	2.88%	-2.13%	-0.66%
Allocation - 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77%[1]	19.31%	11.56%	8.61%
Large Growth	Thrivent All Cap Portfolio	0.68%	22.13%	14.75%	10.10%
Allocation - 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	12.46%	6.86%	5.32%
Allocation - 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.49%	10.20%	4.73%	4.13%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	9.13%	3.32%	1.88%
Large Blend	Thrivent ESG Index Portfolio	0.36%[1]	28.19%	N/A4	N/A4
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.63%	22.03%	11.08%	7.95%
Intermediate Government	Thrivent Government Bond Portfolio	0.46%	4.37%	0.90%	1.63%
Health	Thrivent Healthcare Portfolio	0.85%[1]	4.15%	10.65%	8.88%
High Yield Bond	Thrivent High Yield Portfolio	0.47%	11.83%	4.25%	3.66%
Corporate Bond	Thrivent Income Portfolio	0.44%	9.29%	3.04%	3.09%
Foreign Large Blend	Thrivent International Allocation Portfolio	0.75%	18.11%	6.70%	3.47%
Foreign Large Blend	Thrivent International Index Portfolio	0.42%	17.76%	N/A4	N/A4
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	47.07%	17.99%	13.82%
Large Blend	Thrivent Large Cap Index Portfolio	0.23%	26.01%	15.42%	11.74%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	12.87%	13.04%	9.37%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.45%	6.38%	2.17%	1.97%
Global Large-Stock Blend	Thrivent Low Volatility Equity Portfolio[6]	0.90%[1]	8.06%	7.58%	N/A2
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85%[1]	17.12%	N/A4	N/A4
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	16.19%	12.36%	8.98%
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	14.19%	13.12%	10.96%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.89%[1]	13.31%	N/A4	N/A4
Allocation - 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64%[1]	16.18%	8.15%	6.24%
Allocation - 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.71%[1]	17.60%	9.56%	7.25%
Allocation - 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61%[1]	12.09%	5.42%	4.48%
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	4.88%	1.66%	1.02%
Multisector Bond	Thrivent Multidimensional Income Portfolio[7]	0.98%[1]	8.36%	3.88%	N/A2
Multisector Bond	Thrivent Opportunity Income Plus Portfolio	0.70%	8.93%	2.37%	2.51%
Real Estate	Thrivent Real Estate Securities Portfolio	0.87%	10.14%	7.12%	7.41%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	9.86%	13.60%	N/A3
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	15.79%	10.78%	8.41%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	12.62%	14.55%	10.63%
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
5The returns for Class III shares prior to August 14, 2012, the recommencement of operations of Class III shares, are based upon the performance of the Predecessor Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares
6The Thrivent Low Volatility Equity Portfolio will merge into the Thrivent Global Stock Portfolio on or about July 26, 2024. The Low Volatility Equity subaccount will be closed to new money if you don't already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.
7The Thrivent Multidimensional Income Portfolio will merge into the Thrivent Opportunity Income Plus Portfolio on or about July 26, 2024. The Multidimensional Income subaccount will be closed to new money if you do not already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.

Appendix B: Portfolios Available Under Contracts with GLWB Rider
If you have the optional Thrivent Income Builder (GLWB) Rider, you will be subject to investment restrictions. There are currently two options available, the Asset Allocation Option or the Custom Option. Premium and Accumulated Value allocations must comply with one of these options. You will receive Notice if these change in the future.
The Asset Allocation Option requires 100% allocation among the available subaccounts and there are no restrictions on the percentage you may allocate into each subaccount. The Custom Option has five different groups with a specified minimum or maximum percentage of premium or Accumulated Value that can be allocated to each group. You select the percentages of premium or Accumulated Value to allocate to subaccounts within each group. Each option is also subject to automatic quarterly asset rebalancing.

ASSET ALLOCATION OPTION for GLWB Rider
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Thrivent Moderate Allocation Portfolio Thrivent Moderately Aggressive Allocation Portfolio Thrivent Moderately Conservative Allocation Portfolio Thrivent Balanced Income Plus Portfolio Thrivent Diversified Income Plus Portfolio	100%

CUSTOM OPTION for GLWB Rider
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 1 Thrivent Fixed Account	See Rate Sheet
Group 2
BlackRock Total Return V.I. Portfolio
Eaton Vance VT Floating-Rate Income Portfolio
Goldman Sachs VIT Core Fixed Income Portfolio
John Hancock VIT Core Bond Portfolio
John Hancock VIT Strategic Income Opportunities Portfolio
PIMCO VIT Global Bond Opportunities (unhedged) Portfolio
PIMCO VIT Long-Term US Government Portfolio
PIMCO VIT Real Return Portfolio
Templeton Global Bond VIP Portfolio
Thrivent Government Bond Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Money Market Portfolio
See Rate Sheet

CUSTOM OPTION for GLWB Rider
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 3
American Funds IS® Global Growth Portfolio
American Funds IS® Growth-Income Portfolio
American Funds IS® International Portfolio
American Funds IS® International Growth and Income Portfolio
Fidelity® VIP Value Portfolio
Fidelity® VIP International Capital Appreciation Portfolio
Janus Henderson VIT Enterprise Portfolio
Janus Henderson VIT Forty Portfolio
MFS® VIT II Core Equity Portfolio
MFS® VIT III Mid Cap Value Portfolio
MFS® VIT Value Series Portfolio
Principal Capital Appreciation Portfolio
Principal VC Equity Income Portfolio
Putnam VT International Value Portfolio
Putnam VT Research Portfolio
Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent ESG Index Portfolio
Thrivent Global Stock Portfolio
Thrivent International Allocation Portfolio
Thrivent International Index Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio
See Rate Sheet
Group 4
Franklin Small Cap Value VIP Portfolio
Goldman Sachs VIT Small Cap Equity Insights Portfolio
John Hancock VIT International Small Company Portfolio
MFS® VIT New Discovery Series Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio
See Rate Sheet

CUSTOM OPTION for GLWB Rider
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 5
Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Energy Portfolio
MFS® VIT II Technology Portfolio
MFS® VIT III Global Real Estate Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
Thrivent Emerging Markets Equity Portfolio
Thrivent Healthcare Portfolio
Thrivent Real Estate Securities Portfolio
See Rate Sheet

Appendix C: Historical Rate Sheet Supplements
Rate Sheet Prospectus Supplement dated August 22, 2023
to the Prospectus dated April 30, 2023
THRIVENT RETIREMENT CHOICE VARIABLE ANNUITY
THRIVENT VARIABLE ANNUITY ACCOUNT I
For all states except New York
This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus and should be read and kept with your prospectus. To obtain an additional copy of the current prospectus, please contact our Service Center at 1-800-847-4836.
This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies if you elect the Thrivent Income Builder Rider. The optional Thrivent Income Builder Rider is a Guaranteed Lifetime Withdrawal Benefit (“GLWB”). You can find the current Rate Sheet at dfinview.com/Thrivent/RetirementChoice or call our Service Center to request a copy.
This Rate Sheet provides the current GLWB Rider Charge, Maximum GLWB Benefit Base, GLWB Credit Percentage, GLWB Benefit Base Guaranteed Minimum, GLWB Withdrawal Percentage, and the current GLWB Rider Groups and Required Allocation Percentages.
This Rate Sheet has no specified end date, but it can be superseded at any time. Any new Rate Sheet will be available a minimum of 10 business days prior to its effective date. For complete information about the optional benefit referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsection titled “Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider” section in the full Prospectus.
For applications signed on or after September 6, 2023,
where the specified premium arrives in good order within 90 days of the sign date, the following applies:
The Thrivent Income Builder (GLWB) Rider Charge will be deducted from the subaccounts of the Variable Account on a pro rata basis according to the ratio of each subaccount of the Variable Account to the Accumulated Value of the Variable Account. The charge will be deducted from the Fixed Account only if the variable subaccounts are depleted.
Annual Contract Expenses	Current
Thrivent Income Builder (GLWB) Rider Charge	1.45%
Your Maximum GLWB Benefit Base will be limited to the dollar amount below. In addition, the following factors will be variables in the calculation of your GLWB Rider benefit.
GLWB Rider Features	Current
Maximum GLWB Benefit Base	$10,000,000
GLWB Credit Percentage	6%
GLWB Benefit Base Guaranteed Minimum The GLWB Benefit Base Guaranteed Minimum is calculated using the premium amounts allocated under this contract. It is calculated as the sum of the following:
1) Premium allocated in the first Contract Year, multiplied by:	100%
2) Premium allocated in subsequent Contract Years and no later than one day before the Guarantee Date, multiplied by:
100%

The GLWB Withdrawal Percentage is set on the GLWB Calculation Date using the Contract Age of the Covered Person (or the younger Covered Person, if there are two) on that date. Once that GLWB Withdrawal Percentage is set on the GLWB Calculation Date, it cannot change.
GLWB Withdrawal Percentages
Contract Age	Single	Joint
50-59	3.50%	3.00%
60-64	4.25%	3.75%
65-69	5.50%	5.00%
70-74	5.75%	5.25%
75+	6.00%	5.50%
If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts will be restricted by Subaccount Classifications, Required Allocation Percentages, and Allocation Options. These may change in the future pursuant to any Rate Sheet Prospectus Supplements.
GLWB Rider Groups and Allocation Percentages
Allocation Options	Required Allocation Percentages
Group 1	0-10%
Group 2	20-90%
Group 3	0-70%
Group 4	0-40%
Group 5	0-10%

Rate Sheet Prospectus Supplement dated April 30, 2023
to the Prospectus dated April 30, 2023
THRIVENT RETIREMENT CHOICE VARIABLE ANNUITY
THRIVENT VARIABLE ANNUITY ACCOUNT I
This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus and should be read and kept with your prospectus. To obtain an additional copy of the current prospectus, please contact our Service Center at 1-800-847-4836.
This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies if you elect the Thrivent Income Builder Rider. The optional Thrivent Income Builder Rider is a Guaranteed Lifetime Withdrawal Benefit (“GLWB”). You can find the current Rate Sheet at dfinview.com/Thrivent/RetirementChoice or call our Service Center to request a copy.
This Rate Sheet provides the current GLWB Rider Charge, Maximum GLWB Benefit Base, GLWB Credit Percentage, GLWB Benefit Base Guaranteed Minimum, GLWB Withdrawal Percentage, and the current GLWB Rider Groups and Required Allocation Percentages.
This Rate Sheet has no specified end date, but it can be superseded at any time. Any new Rate Sheet will be available a minimum of 10 business days prior to its effective date. For complete information about the optional benefit referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsection titled “Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider” section in the full Prospectus.
For GLWB Rider elections (on an application or election form, if applicable) signed on or after April 30, 2023, where the specified premium arrives in good order within 90 days of the sign date, the following applies:
The Thrivent Income Builder (GLWB) Rider Charge will be deducted from the subaccounts of the Variable Account on a pro rata basis according to the ratio of each subaccount of the Variable Account to the Accumulated Value of the Variable Account. The charge will be deducted from the Fixed Account only if the variable subaccounts are depleted. For riders issued in New York, charges will not be deducted from the Fixed Account.
Annual Contract Expenses	Current
Thrivent Income Builder (GLWB) Rider Charge	1.30%
Your Maximum GLWB Benefit Base will be limited to the dollar amount below. In addition, the following factors will be variables in the calculation of your GLWB Rider benefit.
GLWB Rider Features	Current
Maximum GLWB Benefit Base	$10,000,000
GLWB Credit Percentage	6%
GLWB Benefit Base Guaranteed Minimum The GLWB Benefit Base Guaranteed Minimum is calculated using the premium amounts allocated under this contract. It is calculated as the sum of the following:
1) Premium allocated in the first Contract Year, multiplied by:	100%
2) Premium allocated in subsequent Contract Years and no later than one day before the Guarantee Date, multiplied by:
100%

The GLWB Withdrawal Percentage is set on the GLWB Calculation Date using the Contract Age of the Covered Person (or the younger Covered Person, if there are two) on that date. Once that GLWB Withdrawal Percentage is set on the GLWB Calculation Date, it cannot change.
GLWB Withdrawal Percentages
Contract Age	Single	Joint
50-59	3.25%	2.75%
60-64	3.75%	3.25%
65-69	4.75%	4.25%
70-74	5.25%	4.75%
75+	5.75%	5.25%
If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts will be restricted by Subaccount Classifications, Required Allocation Percentages, and Allocation Options. These may change in the future pursuant to any Rate Sheet Prospectus Supplements.
GLWB Rider Groups and Allocation Percentages
Allocation Options	Required Allocation Percentages
Group 1	0-10%
Group 2	20-90%
Group 3	0-70%
Group 4	0-40%
Group 5	0-10%

Rate Sheet Prospectus Supplement dated September 30, 2022
to the Prospectus dated April 30, 2022
THRIVENT RETIREMENT CHOICE VARIABLE ANNUITY
THRIVENT VARIABLE ANNUITY ACCOUNT I
This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus and should be read and kept with your prospectus. To obtain an additional copy of the current prospectus, please contact our Service Center at 1-800-847-4836.
This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies if you elect the Thrivent Income Builder Rider. The optional Thrivent Income Builder Rider is a Guaranteed Lifetime Withdrawal Benefit (“GLWB”). You can find the current Rate Sheet at dfinview.com/Thrivent/RetirementChoice or call our Service Center to request a copy.
This Rate Sheet provides the current GLWB Rider Charge, Maximum GLWB Benefit Base, GLWB Credit Percentage, GLWB Benefit Base Guaranteed Minimum, GLWB Withdrawal Percentage, and the current GLWB Rider Groups and required Allocation Percentages.
This Rate Sheet has no specified end date, but it can be superseded at any time. Any new Rate Sheet will be available a minimum of 10 business days prior to its effective date. For complete information about the optional benefit referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsection titled “Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider” section in the full Prospectus.
For GLWB Rider elections (on an application or election form, if applicable) signed on or after October 15, 2022, where the specified premium arrives in good order within 90 days of the sign date, the following applies:
The Thrivent Income Builder (GLWB) Rider Charge will be deducted from the subaccounts of the Variable Account on a pro rata basis according to the ratio of each subaccount of the Variable Account to the Accumulated Value of the Variable Account. The charge will be deducted from the Fixed Account only if the variable subaccounts are depleted. For riders issued in New York, charges will not be deducted from the Fixed Account.
Annual Contract Expenses	Current
Thrivent Income Builder (GLWB) Rider Charge	1.30%
Your Maximum GLWB Benefit Base will be limited to the dollar amount below. In addition, the following factors will be variables in the calculation of your GLWB Rider benefit.
GLWB Rider Features	Current
Maximum GLWB Benefit Base	$10,000,000
GLWB Credit Percentage	6%
GLWB Benefit Base Guaranteed Minimum The GLWB Benefit Base Guaranteed Minimum is calculated using the premium amounts allocated under this contract. It is calculated as the sum of the following:
1) Premium allocated in the first Contract Year, multiplied by:	100%
2) Premium allocated in subsequent Contract Years and no later than one day before the Guarantee Date, multiplied by:
100%

The GLWB Withdrawal Percentage is set on the GLWB Calculation Date using the Contract Age of the Covered Person (or the younger Covered Person, if there are two) on that date. Once that GLWB Withdrawal Percentage is set on the GLWB Calculation Date, it cannot change.
GLWB Withdrawal Percentages
Contract Age	Single	Joint
50-59	3.25%	2.75%
60-64	3.75%	3.25%
65-69	4.75%	4.25%
70-74	5.25%	4.75%
75+	5.75%	5.25%
If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts will be restricted by Subaccount Classifications, Required Allocation Percentages, and Allocation Options. These may change in the future pursuant to any Rate Sheet Prospectus Supplements.
GLWB Rider Groups and Allocation Percentages
Allocation Options	Required Allocation Percentages
Group 1	0-10%
Group 2	20-90%
Group 3	0-70%
Group 4	0-40%
Group 5	0-10%

Rate Sheet Prospectus Supplement dated April 30, 2022
to the Prospectus dated April 30, 2022
THRIVENT RETIREMENT CHOICE VARIABLE ANNUITY
THRIVENT VARIABLE ANNUITY ACCOUNT I
This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus and should be read and kept with your prospectus. To obtain an additional copy of the current prospectus, please contact our Service Center at 1-800-847-4836.
This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies if you elect the Thrivent Income Builder Rider. The optional Thrivent Income Builder Rider is a Guaranteed Lifetime Withdrawal Benefit (“GLWB”). You can find the current Rate Sheet at dfinview.com/Thrivent/RetirementChoice or call our Service Center to request a copy.
This Rate Sheet provides the current GLWB Rider Charge, Maximum GLWB Benefit Base, GLWB Credit Percentage, GLWB Benefit Base Guaranteed Minimum, GLWB Withdrawal Percentage, and the current GLWB Rider Groups and required Allocation Percentages.
This Rate Sheet has no specified end date, but it can be superseded at any time. Any new Rate Sheet will be available a minimum of 10 business days prior to its effective date. For complete information about the optional benefit referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsection titled “Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider” section in the full Prospectus.
For GLWB Riders issued on or after April 30, 2022, the following applies:
The Thrivent Income Builder (GLWB) Rider Charge will be deducted from the subaccounts of the Variable Account on a pro rata basis according to the ratio of each subaccount of the Variable Account to the Accumulated Value of the Variable Account. The charge will be deducted from the Fixed Account only if the variable subaccounts are depleted. For riders issued in New York, charges will not be deducted from the Fixed Account.
Annual Contract Expenses	Current
Thrivent Income Builder (GLWB) Rider Charge	1.30%
Your Maximum GLWB Benefit Base will be limited to the dollar amount below. In addition, the following factors will be variables in the calculation of your GLWB Rider benefit.
GLWB Rider Features	Current
Maximum GLWB Benefit Base	$10,000,000
GLWB Credit Percentage	6%
GLWB Benefit Base Guaranteed Minimum The GLWB Benefit Base Guaranteed Minimum is calculated using the premium amounts allocated under this contract. It is calculated as the sum of the following:
1) Premium allocated in the first Contract Year, multiplied by:	200%
2) Premium allocated in subsequent Contract Years and no later than one day before the Guarantee Date, multiplied by:
100%
The GLWB Withdrawal Percentage is set on the GLWB Calculation Date using the Contract Age of the Covered Person (or the younger Covered Person, if there are two) on that date. Once that GLWB Withdrawal Percentage is set on the GLWB Calculation Date, it cannot change.

GLWB Withdrawal Percentages
Contract Age	Single	Joint
50-59	3.25%	2.75%
60-64	3.75%	3.25%
65-69	4.75%	4.25%
70-74	5.25%	4.75%
75+	5.75%	5.25%
If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts will be restricted by Subaccount Classifications, Required Allocation Percentages, and Allocation Options. These may change in the future pursuant to any Rate Sheet Prospectus Supplements.
GLWB Rider Groups and Allocation Percentages
Allocation Options	Required Allocation Percentages
Group 1	0-10%
Group 2	20-90%
Group 3	0-70%
Group 4	0-40%
Group 5	0-10%

Appendix D: Historical Rate Sheet Supplements for New York
Rate Sheet Prospectus Supplement dated August 22, 2023
to the Prospectus dated April 30, 2023
THRIVENT RETIREMENT CHOICE VARIABLE ANNUITY
THRIVENT VARIABLE ANNUITY ACCOUNT I
For New York sales only
This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus and should be read and kept with your prospectus. To obtain an additional copy of the current prospectus, please contact our Service Center at 1-800-847-4836.
This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies if you elect the Thrivent Income Builder Rider. The optional Thrivent Income Builder Rider is a Guaranteed Lifetime Withdrawal Benefit (“GLWB”). You can find the current Rate Sheet at dfinview.com/Thrivent/RetirementChoice or call our Service Center to request a copy.
This Rate Sheet provides the current GLWB Rider Charge, Maximum GLWB Benefit Base, GLWB Credit Percentage, GLWB Benefit Base Guaranteed Minimum, GLWB Withdrawal Percentage, and the current GLWB Rider Groups and Required Allocation Percentages.
This Rate Sheet has no specified end date, but it can be superseded at any time. Any new Rate Sheet will be available a minimum of 10 business days prior to its effective date. For complete information about the optional benefit referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsection titled “Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider” section in the full Prospectus.
For applications signed on or after September 6, 2023,
where the specified premium arrives in good order within 90 days of the sign date, the following applies:
The Thrivent Income Builder (GLWB) Rider Charge will be deducted from the subaccounts of the Variable Account on a pro rata basis according to the ratio of each subaccount of the Variable Account to the Accumulated Value of the Variable Account. The charge will not be deducted from the Fixed Account if the variable subaccounts are depleted.
Annual Contract Expenses	Current
Thrivent Income Builder (GLWB) Rider Charge	1.45%
Your Maximum GLWB Benefit Base will be limited to the dollar amount below. In addition, the following factors will be variables in the calculation of your GLWB Rider benefit.
GLWB Rider Features	Current
Maximum GLWB Benefit Base	$10,000,000
GLWB Credit Percentage	6%
GLWB Benefit Base Guaranteed Minimum The GLWB Benefit Base Guaranteed Minimum is calculated using the premium amounts allocated under this contract. It is calculated as the sum of the following:
1) Premium allocated in the first Contract Year, multiplied by:	100%
2) Premium allocated in subsequent Contract Years and no later than one day before the Guarantee Date, multiplied by:
100%

The GLWB Withdrawal Percentage is set on the GLWB Calculation Date using the Contract Age of the Covered Person (or the younger Covered Person, if there are two) on that date. Once that GLWB Withdrawal Percentage is set on the GLWB Calculation Date, it cannot change.
GLWB Withdrawal Percentages
Contract Age	Single	Joint
50-59	3.50%	3.00%
60-64	4.25%	3.75%
65-69	5.00%	4.50%
70-74	5.50%	5.00%
75-79	6.00%	5.50%
80-84	6.55%	6.05%
85-89	7.25%	6.75%
90-94	8.15%	7.65%
95+	9.30%	8.80%
If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts will be restricted by Subaccount Classifications, Required Allocation Percentages, and Allocation Options. These may change in the future pursuant to any Rate Sheet Prospectus Supplements.
GLWB Rider Groups and Allocation Percentages
Allocation Options	Required Allocation Percentages
Group 1	0-10%
Group 2	20-90%
Group 3	0-70%
Group 4	0-40%
Group 5	0-10%

thrivent

4321 N. Ballard Rd.
Appleton, WI 54919-0001

The Statement of Additional Information (SAI) dated April 30, 2024 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/RetirementChoice. For a paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form #ICC20 W-BZ-FPVA and state variations
EDGAR Contract No.C000220060 32066PR R4-24

Thrivent Variable Annuity Account I
Statement of Additional Information
Dated April 30, 2024
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent Retirement Choice Variable Annuity Prospectus dated April 30, 2024 (the “Prospectus”) for Thrivent Variable Annuity Account I (the “Variable Account”), describing an individual flexible premium deferred variable annuity contract (the “Contract”) currently offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/thrivent/retirementchoice.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned by and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
3

PURCHASE OF SECURITIES BEING OFFERED
You purchase a Contract by submitting an application to us through one of our financial professionals. Contracts are offered to members and people eligible for membership. The prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
•
The amount of your initial premium. This premium must be at least $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000. If you add the Thrivent Income Builder (GLWB) Rider, the minimum acceptable premium is $25,000.
•
How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to subaccounts.
•
Whether or not you want the Maximum Anniversary Death Benefit (MADB) Rider or the Thrivent Income Builder (GLWB) Rider.
•
The beneficiary or beneficiaries you want to receive the benefit payable upon the death of an Owner.
•
The maximum Issue Age is Contract Age 85 and no premiums are accepted once any Owner reaches Contract Age 88 (or any annuitant if owned by a non-natural person).
•
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on an Owner’s Contract is $1 million or greater. We reserve the right to decline applications that do not meet issue and suitability guidelines.
PRINCIPAL UNDERWRITER
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is an indirect subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2023	2022	2021
$42,152,222	$66,002,566	$93,337,333
4

ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 2.0% and the 2012 Individual Annuity Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 1.0%  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT,
5

SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2023 and for the year then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2023 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, surplus, and of cash flow for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 15, 2024

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2023 and 2022
(in millions)
	2023	2022
Admitted Assets
Bonds	$50,554	$50,056
Stocks	1,323	1,836
Mortgage loans	10,869	10,697
Real estate	41	43
Cash, cash equivalents and short-term investments	2,008	1,188
Contract loans	1,064	1,047
Receivables for securities	85	29
Limited partnerships	9,694	8,800
Other invested assets	822	290
Total cash and invested assets	76,460	73,986
Accrued investment income	742	489
Due premiums and considerations	124	122
Other assets	51	50
Separate account assets	36,144	33,288
Total Admitted Assets	$113,521	$107,935
Liabilities
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824
Deposit liabilities	5,549	4,626
Contract claims	509	522
Member dividends payable	420	375
Interest maintenance reserve	316	454
Asset valuation reserve	2,787	2,653
Borrowed money	—	903
Transfers due to/(from) separate accounts, net	(564)	(526)
Payable for securities	185	160
Securities lending obligation	644	291
Other liabilities	921	677
Separate account liabilities	36,042	33,208
Total Liabilities	$99,234	$94,167
Surplus
Unassigned funds	$14,264	$13,737
Other surplus	23	31
Total Surplus	$14,287	$13,768
Total Liabilities and Surplus	$113,521	$107,935
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Revenues
Premiums	$5,520	$5,033	$5,182
Considerations for supplementary contracts with life contingencies	230	83	94
Net investment income	3,233	3,410	4,098
Separate account fees	739	758	832
Amortization of interest maintenance reserve	88	91	103
Other revenues	68	71	37
Total Revenues	$9,878	$9,446	$10,346
Benefits and Expenses
Death benefits	$1,289	$1,338	$1,373
Surrender benefits	4,472	3,634	3,650
Change in reserves	1,640	849	228
Other benefits	2,237	1,925	1,989
Total benefits	9,638	7,746	7,240
Commissions	280	275	305
General insurance expenses	950	822	821
Fraternal benefits and expenses	169	166	236
Transfers due to/(from) separate accounts, net	(2,153)	(1,018)	(812)
Total expenses and net transfers	(754)	245	550
Total Benefits and Expenses	$8,884	$7,991	$7,790
Gain from Operations before Dividends and Capital Gains and Losses	$994	$1,455	$2,556
Member dividends	419	375	292
Gain from Operations before Capital Gains and Losses	$575	$1,080	$2,264
Realized capital gains and (losses), net	(62)	69	298
Net Income	$513	$1,149	$2,562
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Surplus, Beginning of Year	$13,768	$13,695	$10,699
Prior year adjustment	40	11	—
Adjusted Balance – Beginning of Year	$13,808	$13,706	$10,699
Net income	513	1,149	2,562
Change in unrealized investment gains and losses	(20)	(758)	722
Change in non-admitted assets	32	(63)	(25)
Change in asset valuation reserve	(134)	(269)	(413)
Change in surplus of separate account	22	(18)	(2)
Deferred gain on Medicare supplement reinsurance	(8)	31	—
Pension liability adjustment	74	(10)	152
Surplus, End of Year	$14,287	$13,768	$13,695
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Cash from Operations
Premiums	$5,743	$5,104	$5,269
Net investment income	2,672	2,501	2,536
Other revenues	807	829	869
	9,222	8,434	8,674
Benefit and loss-related payments	(8,010)	(6,940)	(7,047)
Transfers (to)/from separate account, net	2,115	1,129	752
Commissions and expenses	(1,383)	(1,287)	(1,355)
Member dividends	(376)	(292)	(286)
Other	3	5	(9)
Net Cash from Operations	$1,571	$1,049	$729
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$6,723	$7,293	$12,421
Stocks	1,158	1,172	1,404
Mortgage loans	661	827	1,038
Limited partnerships	821	1,239	2,156
Other	449	112	135
	9,812	10,643	17,154
Cost of investments acquired or originated:
Bonds	(7,328)	(9,676)	(14,827)
Stocks	(631)	(1,226)	(1,062)
Mortgage loans	(812)	(1,253)	(1,664)
Limited partnerships	(1,787)	(1,666)	(1,985)
Other	(393)	(60)	(10)
	(10,951)	(13,881)	(19,548)
Transactions under mortgage dollar roll program, net	(67)	742	1,758
Change in net amounts due (to)/from broker	(55)	(678)	(1,784)
Change in collateral held for securities lending	352	(46)	72
Change in contract loans	(17)	16	56
Net Cash from Investments	$(926)	$(3,204)	$(2,292)
Cash from Financing and Miscellaneous Sources
Borrowed money	$—	$900	$—
Net deposits (payments) on deposit-type contracts	23	107	325
Other	152	41	72
Net Cash from Financing and Miscellaneous Sources	$175	$1,048	$397
Net Change in Cash, Cash Equivalents and Short-Term Investments	$820	$(1,107)	$(1,166)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,188	$2,295	$3,461
Cash, Cash Equivalents and Short-Term Investments, End of Year	$2,008	$1,188	$2,295
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$74	$136	$141
Transferred collateral on collateralized fund obligation	$739	$—	$—
FHLB conversion from borrowed money to funding agreements	$900	$—	$—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2023, 2022 and 2021
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $159 million and $92 million in the mortgage dollar roll program as of December 31, 2023 and 2022, respectively.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of

Thrivent Financial for Lutherans
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1. Nature Of Operations And Significant Accounting Policies, continued

amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are valued using the market or income comparable approach. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, derivative instruments, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans are carried at amortized cost. Derivatives are primarily carried at fair value. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

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1. Nature Of Operations And Significant Accounting Policies, continued

Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices and include the value of seed money. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.

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1. Nature Of Operations And Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Interest Maintenance Reserve
Thrivent is required by the NAIC to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Thrivent Financial for Lutherans
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1. Nature Of Operations And Significant Accounting Policies, continued

Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

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1. Nature Of Operations And Significant Accounting Policies, continued

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation: For GAAP purposes, subsidiaries are consolidated into the results of their parent. Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2023 and 2022 and for the three years in the period ended December 31, 2023, have not been quantified but are presumed to be material.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

Thrivent Financial for Lutherans
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1. Nature Of Operations And Significant Accounting Policies, continued

New Accounting Guidance
In 2023, Thrivent adopted modifications to SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies), SSAP No. 32R (Preferred Stock) and SSAP No. 30R (Common Stock). The key revisions clarify that in-substance residual tranches or interests should focus on the substance of the investment rather than the form and be reported as Other Invested Assets. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2022, Thrivent adopted modifications to SSAP No. 43R (Loan-Backed and Structured Securities). The key revisions clarify that residual tranches or interests shall be reported on Schedule BA - Other Long-Term Investments and valued at the lower of amortized cost or fair value. The guidance is effective beginning December 31, 2022 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. During 2022, Thrivent identified adjustments impacting the beginning of year surplus balance. The pension plan was in an overfunded position of $72 million which should have been reported as a non-admitted asset. A reserve related to universal life contracts with secondary guarantees was overstated by $27 million. An incurred but not reported liability related to universal life disability waivers on a closed block of business was overstated by $14 million. The investment income due and accrued on certain affiliated bonds was recorded incorrectly and understated by $42 million. Thrivent reported an increase to opening surplus of $40 million and $11 million in 2023 and 2022, respectively.

Thrivent Financial for Lutherans
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1. Nature Of Operations And Significant Accounting Policies, continued

Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 15, 2024, the date the statutory-basis financial statements were available to be issued. Effective February 15, 2024, Thrivent’s Board of Directors approved an increase to the maximum borrowing capacity for the FHLB to $6 billion. There were no other subsequent events or transactions which required recognition or disclosure.
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2023
U.S. government and agency securities	$1,536	$17	$(116)	$1,437
U.S. state and political subdivision securities	97	15	(1)	111
Securities issued by foreign governments	74	—	(4)	70
Corporate debt securities	39,209	644	(2,767)	37,086
Residential mortgage-backed securities	3,979	9	(447)	3,541
Commercial mortgage-backed securities	1,916	5	(160)	1,761
Collateralized debt obligations	2	8	—	10
Other debt obligations	1,521	2	(22)	1,501
Affiliated bonds	2,220	98	(124)	2,194
Total bonds	$50,554	$798	$(3,641)	$47,711
December 31, 2022
U.S. government and agency securities	$1,599	$4	$(129)	$1,474
U.S. state and political subdivision securities	97	13	(1)	109
Securities issued by foreign governments	83	—	(6)	77
Corporate debt securities	38,909	348	(3,824)	35,433
Residential mortgage-backed securities	4,046	3	(519)	3,530
Commercial mortgage-backed securities	1,978	1	(196)	1,783
Collateralized debt obligations	2	10	—	12
Other debt obligations	1,276	—	(48)	1,228
Affiliated bonds	2,066	—	(131)	1,935
Total bonds	$50,056	$379	$(4,854)	$45,581
The admitted value of corporate debt securities issued in foreign currencies was $773 million and $547 million as of December 31, 2023 and 2022, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Fair Value
December 31, 2023
Due in 1 year or less	$3,347	$3,332
Due after 1 year through 5 years	13,144	12,833
Due after 5 years through 10 years	13,321	12,458
Due after 10 years through 20 years	8,574	8,314
Due after 20 years	13,674	12,280
Total	$52,060	$49,217
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2023
U.S. government and agency securities	7	$262	$(3)	31	$791	$(112)
U.S. state and political subdivision securities	—	—	—	2	12	(1)
Securities issued by foreign governments	—	—	—	9	70	(4)
Corporate debt securities	209	1,362	(60)	3,428	26,246	(2,707)
Residential mortgage-backed securities	10	151	(1)	267	3,064	(446)
Commercial mortgage-backed securities	6	52	(2)	180	1,565	(158)
Other debt obligations	21	121	—	150	690	(22)
Affiliated bonds	1	1,170	(56)	1	557	(69)
Total bonds	254	$3,118	$(122)	4,068	$32,995	$(3,519)
December 31, 2022
U.S. government and agency securities	40	$1,039	$(108)	3	$120	$(21)
U.S. state and political subdivision securities	2	12	(2)	—	—	—
Securities issued by foreign governments	9	69	(6)	—	—	—
Corporate debt securities	3,710	27,546	(2,995)	433	2,885	(829)
Residential mortgage-backed securities	258	2,104	(211)	49	1,336	(307)
Commercial mortgage-backed securities	178	1,530	(147)	25	216	(49)
Other debt obligations	125	527	(19)	88	406	(29)
Affiliated bonds	2	1,513	(131)	—	—	—
Total bonds	4,324	$34,340	$(3,619)	598	$4,963	$(1,235)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2023	2022
Unaffiliated Preferred Stocks:
Cost	$382	$463
Gross unrealized gains	6	7
Gross unrealized losses	(35)	(32)
Fair value	$353	$438
Statement value	$365	$461
Unaffiliated Common Stocks:
Cost	$467	$753
Gross unrealized gains	111	126
Gross unrealized losses	(11)	(58)
Fair value/statement value	$567	$821
Affiliated Common Stocks:
Cost	$321	$345
Gross unrealized gains	35	27
Gross unrealized losses	(97)	(62)
Fair value/statement value	$259	$310
Affiliated Mutual Funds and ETFs:
Cost	$118	$259
Gross unrealized gains	15	4
Gross unrealized losses	(1)	(19)
Fair value/statement value	$132	$244
Total statement value	$1,323	$1,836
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.9 billion and $10.7 billion for the years ended December 31, 2023 and 2022. There was no allowance for credit losses as of December 31, 2023 or 2022.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2023	2022
In good standing	$10,848	$10,676
Restructured loans, in good standing	21	20
Delinquent	—	1
In process of foreclosure	—	—
Total mortgage loans	$10,869	$10,697

	2023	2022
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.2%	0.6%
Total principal	$1	$23
Number of loans	1	27
Interest Rates for Loans Issued During the Year:
Maximum	7.3%	6.4%
Minimum	4.4%	2.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	82%	63%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2023	2022
Current	$10,851	$10,695
30 – 59 days past due	18	1
60 – 89 days past due	—	—
90 – 179 days past due	—	1
180+ days past due	—	—
Total mortgage loans	$10,869	$10,697
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$1
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2023	2022
Geographic Region:
Pacific	30%	31%
South Atlantic	19	19
East North Central	7	8
West North Central	8	9
Mountain	7	7
Mid-Atlantic	12	11
West South Central	12	10
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2023	2022
Property Type:
Industrial	26%	25%
Retail	16	17
Office	13	14
Church	8	8
Apartments	30	29
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2023 and 2022, Thrivent held impaired loans with carrying values of $39 million and $22 million, and unpaid principal balances of $47 million and $22 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021. The average recorded investment in impaired mortgage loans was $10 million

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

and $7 million for the years ended December 31, 2023 and 2022, respectively. Interest income recognized on impaired mortgage loans was $2 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During both years ended December 31, 2023 and 2022, Thrivent restructured two loans with a carrying value of $2 million.
For the years ended December 31, 2023 and 2022, Thrivent held eight mortgage loans with a carrying value of $21 million and seven loans with a carrying value of $20 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2023, the eight restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2022, there was one restructured mortgage loan with a payment default greater than 90 days with a carrying value of $1 million.
During the years ended December 31, 2023 and 2022, there were no mortgage loans that were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2023	2022
Home office properties	$141	$141
Held-for-sale	—	—
Total before accumulated depreciation	141	141
Accumulated depreciation	(100)	(98)
Total real estate	$41	$43
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million realized capital gain was recognized on the sale of the property in 2021.
In November 2022, Thrivent sold a corporate office property for a cash payment of $4 million. A realized capital gain of less than $1 million was recognized on the sale of the property in 2022.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2023
Assets:
Call spread options	$161	$1,091	$(13)
Futures	—	299	(172)
Foreign currency swaps	51	726	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Total assets	$212	$2,116	$(175)
Liabilities:
Call spread options	$(110)	$1,144	$18
Futures	—	1,063	—
Foreign currency swaps	(9)	84	1
Covered written call options	—	—	—
Total liabilities	$(119)	$2,291	$19
As of and for the year ended December 31, 2022
Assets:
Call spread options	$48	$936	$(28)
Futures	—	234	11
Foreign currency swaps	77	750	11
Interest rate swaps	—	—	(2)
Covered written call options	—	—	—
Total assets	$125	$1,920	$(8)
Liabilities:
Call spread options	$(32)	$961	$17
Futures	—	1,424	—
Foreign currency swaps	(1)	65	1
Covered written call options	—	—	6
Total liabilities	$(33)	$2,450	$24
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2023, 2022 and 2021, zero, $4 million and $16 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2023	2022
Loaned Securities:
Carrying value	$654	$303
Fair value	629	282
Cash Collateral Reinvested:
Open	$292	$63
30 days or less	196	112
31 - 60 days	46	59
61 - 90 days	75	15
91 - 120 days	5	6
121 - 180 days	15	10
181 - 365 days	—	11
1 - 2 years	15	15
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$644	$291
Cash collateral liabilities	$644	$291
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2023	2022
Bonds:
Carrying value	$30	$52
Fair value	30	52
Short-term Investments:
Carrying value	$115	$46
Fair value	115	46
Cash Equivalents:
Carrying value	$499	$193
Fair value	499	193
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2023, Thrivent completed 33 transactions, selling 26 securities with a book value totaling $1 million where the cost to repurchase within 30 days totaled $1 million. The net gain for securities sold and later repurchased totaled less than $1 million. At December 31, 2022, Thrivent completed 1,251 transactions, selling 61 securities with a book value totaling $12 million where the cost to repurchase within 30 days totaled $13 million. The net gain for securities sold and later repurchased totaled $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $30 million and $10 million for the years ended December 31, 2023 and 2022, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Bonds:
1st quarter	$85	$25
2nd quarter	100	70
3rd quarter	30	30
4th quarter	80	30

December 31, 2022	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	90	10
3rd quarter	55	—
4th quarter	45	10

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$87	$26
2nd quarter	102	71
3rd quarter	31	31
4th quarter	82	31

December 31, 2022	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	92	10
3rd quarter	56	—
4th quarter	46	10
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the FHLB. FHLB membership required an initial purchase of membership stock and gives Thrivent access to low-cost funding. As of December 31, 2023, Thrivent held both activity-based and membership stock. Thrivent held membership stock of $9 million as of December 31, 2023, and zero as of December 31, 2022, and activity-based stock of $68 million and $25 million as of December 31, 2023 and 2022, respectively. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of borrowed funds or funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowed funds or funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account. As of December 31, 2023, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The amount of collateral pledged to FHLB as of December 31 (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,296	$2,637	$1,510	$1,559	$1,732	$900
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,452	$2,964	$1,800	$1,559	$1,732	$900

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the borrowed funds and funding agreements, excluding accrued interest, was $1.5 billion and $900 million as of December 31, 2023 and 2022, respectively. Interest accrues as of December 31, 2023 and 2022 at a weighted average rate of 5.4% and 3.8%, respectively. Interest paid in 2023 and 2022 was $73 million and $12 million, respectively. The outstanding deposit liabilities of $1.5 billion as of December 31, 2023 have scheduled maturity dates through 2026 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of borrowed funds and funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2023	2022	2023	2022
Borrowed Money	$—	$900	$—	$—
Funding Agreements	1,510	—	1,517	—
Other	—	—	—	—
Aggregate Total	$1,510	$900	$1,517	$—
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.4 billion and $2.2 billion at December 31, 2023 and 2022, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2023 and 2022.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Bonds	$2,107	$1,854	$1,792
Preferred stock	20	22	21
Unaffiliated common stocks	17	24	22
Affiliated common stocks	77	165	101
Mortgage loans	417	400	423
Real estate	12	12	13
Contract loans	75	75	78
Cash, cash equivalents and short-term investments	63	25	5
Limited partnerships	547	901	1,680
Other invested assets	30	17	31
Gross investment income	3,365	3,495	4,166
Investment expenses	(130)	(82)	(63)
Depreciation on real estate	(2)	(3)	(5)
Net investment income	$3,233	$3,410	$4,098
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2023, there were 68 securities with a callable or tender feature sold or redeemed totaling $2 million. During 2022, there were 207 securities with a callable or tender feature sold or redeemed totaling $29 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are nonadmitted. As of December 31, 2023 the total amount of gross, nonadmitted and admitted amounts of interest income due and accrued is $760 million, $18 million and $742 million, respectively. Aggregate deferred interest is $182 million as of December 31, 2023. Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$93	$90	$302
Gross losses	(140)	(190)	(122)
Stocks:
Gross gains	131	168	348
Gross losses	(64)	(75)	(18)
Futures	(172)	11	(20)
Other	65	(1)	5
Net gains and (losses) on sales	(87)	3	495
Provisions for Losses:
Bonds	(15)	(17)	(5)
Stocks	—	—	—
Other	(8)	(1)	—
Total provisions for losses	(23)	(18)	(5)
Realized capital gains and (losses)	(110)	(15)	490
Transfers to interest maintenance reserve	48	84	(192)
Realized capital gains and (losses), net	$(62)	$69	$298
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $5.7 billion, $5.7 billion and $11.8 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent recognized other-than-temporary impairments (OTTI) during the year ended December 31, 2023 on loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2023, the amortized cost basis for these securities, prior to any current-period OTTI was $32 million. The OTTI recognized in earnings as a realized loss totaled $4 million. The fair value of the securities as of the date impaired totaled $25 million. The amortized cost basis after the current-period impairment totaled $28 million.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2023	2022
Life insurance reserves	$25,648	$25,197
Disability and long-term care active life reserves	83	98
Disability and long-term care unpaid claims and claim reserves	358	367
Annuity reserves	19,777	18,768
Health contracts	6,559	6,394
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
With market value adjustment	$1,374	$169	$—	$1,543	3%
At book value less a surrender charge of 5% or more	4,304	—	—	4,304	8
At fair value	—	—	32,931	32,931	62
Total with market value adjustment or at fair value	5,678	169	32,931	38,778	73
At book value without adjustment	12,537	—	—	12,537	24
Not subject to discretionary withdrawal	1,562	—	47	1,609	3
Total	$19,777	$169	$32,978	$52,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$324	$—	$—	$324
December 31, 2022
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$146	$—	$146	1%
At book value less a surrender charge of 5% or more	1,896	—	—	1,896	4
At fair value	—	—	30,627	30,627	61
Total with market value adjustment or at fair value	1,896	146	30,627	32,669	66
At book value without adjustment	15,348	—	—	15,348	31
Not subject to discretionary withdrawal	1,524	—	43	1,567	3
Total	$18,768	$146	$30,670	$49,584	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$354	$—	$—	$354

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,580	$—	$—	$3,580	64%
Total with market value adjustment or at fair value	3,580	—	—	3,580	64
At book value without adjustment	1,893	—	—	1,893	34
Not subject to discretionary withdrawal	76	—	13	89	2
Total	$5,549	$—	$13	$5,562	100%
December 31, 2022
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,125	$—	$—	$4,125	89%
Total with market value adjustment or at fair value	4,125	—	—	4,125	89
At book value without adjustment	435	—	—	435	9
Not subject to discretionary withdrawal	66	—	14	80	2
Total	$4,626	$—	$14	$4,640	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2023	2022
Aggregate reserves for life, annuity and health contracts	$19,777	$18,768
Deposit liabilities	5,549	4,626
Liabilities related to separate accounts	33,160	30,830
Total	$58,486	$54,224

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2023
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,381	$10,368	$10,400	$—	$—	$—
Universal life with secondary guarantees	1,628	1,497	1,741	1,454	1,302	1,321
Other permanent cash value life insurance	—	12,280	13,220	—	—	—
Variable universal life	46	46	59	995	992	998
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	83	XXX	XXX	—
Disability – disable lives	XXX	XXX	345	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,055	$24,191	$26,902	$2,449	$2,294	$2,319
Reinsurance ceded	643	814	813	—	—	—
Total	$11,412	$23,377	$26,089	$2,449	$2,294	$2,319
December 31, 2022
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,358	$10,345	$10,377	$—	$—	$—
Universal life with secondary guarantees	1,469	1,335	1,564	1,129	996	1,021
Other permanent cash value life insurance	—	12,070	12,988	—	—	—
Variable universal life	43	43	57	829	826	831
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,043	XXX	XXX	—
Accidental death benefits	XXX	XXX	14	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	98	XXX	XXX	—
Disability – disable lives	XXX	XXX	353	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,870	$23,793	$26,496	$1,958	$1,822	$1,852
Reinsurance ceded	(531)	(680)	(834)	—	—	—
Total	$11,339	$23,113	$25,662	$1,958	$1,822	$1,852

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2023 and 2022, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumptions to now include a 10% equity allocation to the asset portfolio for both closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease that brought the PDR to zero for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2023 and 2022, totaling $5.7 billion and $7.0 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2023 and 2022, totaled $20 million and $24 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2023
Ordinary new business	$8	$—
Ordinary renewal	78	109
Total	$86	$109
December 31, 2022
Ordinary new business	$9	$1
Ordinary renewal	73	108
Total	$82	$109
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2023	2022	2021	2020	2019
Risk charge paid	$118	$114	$119	$102	$104
Payments for guaranteed benefits	19	22	6	7	5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2023
Reserves:
For accounts with assets at fair value	$168	$35,310	$35,478
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$168	$—	$168
At fair value	—	35,250	35,250
Not subject to discretionary withdrawal	—	60	60
Total	$168	$35,310	$35,478
December 31, 2022
Reserves:
For accounts with assets at fair value	$146	$32,536	$32,682
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$146	$—	$146
At fair value	—	32,479	32,479
Not subject to discretionary withdrawal	—	57	57
Total	$146	$32,536	$32,682

	2023	2022	2021
Premiums, Considerations and Deposits:
Non-indexed guarantee	$1	$—	$—
Non-guaranteed	1,473	1,986	2,531
Total	$1,474	$1,986	$2,531

	2023	2022	2021
Transfers to separate accounts	$1,474	$1,986	$2,531
Transfers from separate accounts	(3,592)	(2,981)	(3,335)
Other items	(35)	(23)	(8)
Transfers to separate accounts, net	$(2,153)	$(1,018)	$(812)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2023	2022
Net balance at January 1	$1,078	$1,036
Incurred Related to:
Current year	451	454
Prior years	(58)	(74)
Total incurred	393	380
Paid Related to:
Current year	53	52
Prior years	299	286
Total paid	352	338
Net balance at December 31	$1,119	$1,078
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2023	2022	2021
Direct premiums	$5,731	$5,256	$5,289
Reinsurance ceded	(211)	(223)	(107)
Net premiums	$5,520	$5,033	$5,182
Reinsurance claims recovered	$180	$201	$131
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2023	2022
Life insurance	$813	$835
Accident-and-health	40	39
Total	$853	$874
During 2022, Thrivent entered into a reinsurance agreement whereby certain medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 74% of the reinsurance recoverable as of December 31, 2023.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2023 and 2022.
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2023	2022
Unrealized gains and (losses)	$634	$654
Non-admitted assets	(355)	(315)
Separate accounts	102	80
Asset valuation reserve	(2,787)	(2,653)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, certain cash equivalents, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets, primarily derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third-party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third-party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third-party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.
Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Fair values on borrowed money and funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans’ aggregate unpaid balance which approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2023
Assets:
Bonds	$434	$—	$—	$434
Unaffiliated preferred stocks	—	45	—	45
Unaffiliated common stocks	490	—	—	490
Cash, cash equivalents and short-term investments	707	—	—	707
Separate account assets	—	36,144	—	36,144
Other invested assets	—	51	161	212
Total	$1,631	$36,240	$161	$38,032
Liabilities:
Other liabilities	$—	$9	$109	$118
December 31, 2022
Assets:
Bonds	$388	$—	$—	$388
Unaffiliated preferred stocks	—	207	—	207
Unaffiliated common stocks	796	—	—	796
Cash, cash equivalents and short-term investments	197	—	—	197
Separate account assets	—	33,288	—	33,288
Other invested assets	—	77	48	125
Total	$1,381	$33,572	$48	$35,001
Liabilities:
Other liabilities	$—	$1	$32	$33

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2023	2022
Assets:
Balance, January 1	$48	$118
Purchases	98	93
Sales	(69)	(6)
Realized gains and (losses) net income	(12)	(27)
Unrealized gains and (losses) surplus	96	(130)
Balance, December 31	$161	$48
Liabilities:
Balance, January 1	$32	$91
Purchases	60	69
Sales	(69)	(40)
Realized gains and (losses) net income	18	18
Unrealized gains and (losses) surplus	68	(106)
Balance, December 31	$109	$32
Transfers
During 2023, Thrivent transferred $119 million into Level 2 from Level 3 and $27 million into Level 3 from Level 2 for bonds and preferred stocks. During 2022, Thrivent transferred $143 million into Level 2 from Level 3 and $139 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2023
Financial Assets:
Bonds	$50,554	$1,727	$32,304	$13,680	$47,711
Unaffiliated preferred stocks	365	—	118	235	353
Unaffiliated common stocks	567	490	77	—	567
Affiliated common stock	259	—	259	—	259
Affiliated mutual funds and ETFs	132	69	63	—	132
Mortgage loans	10,869	—	—	9,503	9,503
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,008	707	1,301	—	2,008
Limited partnerships	9,694	—	—	9,694	9,694
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	36,144	—	36,144	—	36,144
Other invested assets	822	2	138	690	830
Financial Liabilities:
Deferred annuities	$17,351	$—	$—	$16,793	$16,793
Other deposit contracts	2,582	—	1,517	1,065	2,582
Borrowed money	—	—	—	—	—
Other liabilities	118	—	9	109	118
Separate account liabilities	36,042	—	36,042	—	36,042

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets:
Bonds	$50,056	$1,528	$30,779	$13,274	$45,581
Unaffiliated preferred stocks	461	—	207	231	438
Unaffiliated common stocks	821	796	25	—	821
Affiliated common stock	310	—	310	—	310
Affiliated mutual funds and ETFs(1)	244	158	86	—	244
Mortgage loans	10,697	—	—	9,794	9,794
Contract loans	1,047	—	—	1,047	1,047
Cash, cash equivalents and short-term investments	1,188	197	991	—	1,188
Limited partnerships	8,800	—	—	8,800	8,800
Real estate – held-for-sale	—	—	—	—	—
Assets held in separate accounts	33,288	—	33,288	—	33,288
Other invested assets	290	3	162	134	299
Financial Liabilities:
Deferred annuities	$16,623	$—	$—	$16,133	$16,133
Other deposit contracts	1,061	—	—	1,061	1,061
Borrowed money	903	—	903	—	903
Other liabilities	33	—	1	32	33
Separate account liabilities	33,208	—	33,208	—	33,208

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 affiliated mutual funds and ETFs to present ETFs, totaling $56 million, in level 2 to level 1.
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2023	2022	2021	2023	2022	2021
Service cost	$20	$21	$21	$2	$2	$2
Interest cost	53	36	33	4	3	3
Expected return on plan assets	(74)	(86)	(78)	—	—	—
Other	4	—	13	(2)	(1)	—
Net periodic cost	$3	$(29)	$(11)	$4	$4	$5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,067	$1,284	$87	$109
Service cost	20	21	2	2
Interest cost	53	36	4	3
Actuarial (gain) loss	35	(213)	(8)	(21)
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,112	$1,067	$76	$87
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,139	$1,356	$—	$—
Actual return on plan assets	173	(156)	—	—
Employer contribution	—	—	9	6
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Fair value of plan assets, end of year	$1,249	$1,139	$—	$—
The significant changes in actuarial (gain)/loss of the 2023 projected benefit obligation primarily relates to a decreased discount rate and assumption changes. The significant changes in actuarial (gain)/loss of the 2022 projected benefit obligation primarily relates to an increased discount rate, partially offset by experience and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Funded Status:
Accrued benefit costs	$—	$—	$(108)	$(113)
Asset (Liability) for pension benefits	137	72	32	26
Total overfunded (unfunded) liabilities	$137	$72	$(76)	$(87)
Deferred Items:
Net (gain) loss	$87	$154	$(23)	$(16)
Net prior service cost	—	—	(9)	(10)
Accumulated amounts recognized in periodic pension expenses	$224	$226	$(108)	$(113)
Accumulated benefit obligation	$1,093	$1,046	$76	$87

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2023 and 2022, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2022	$—	$125	$125	$(11)	$4	$(7)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	29	29	—	(20)	(20)
Net gain (loss) recognized	—	—	—	—	—	—
Balance, December 31, 2022	$—	$154	$154	$(10)	$(16)	$(26)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(64)	(64)	—	(8)	(8)
Net gain (loss) recognized	—	(3)	(3)	—	1	1
Balance, December 31, 2023	$—	$87	$87	$(9)	$(23)	$(32)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2023	2022	2023	2022
Weighted Average Assumptions:
Discount rate	5.0%	5.2%	5.0%	5.2%
Expected return on plan assets	6.8	6.5	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	4.5	3.9	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.4% and 6.0% in 2023 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2033. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2024 – $74 million; 2025 – $77 million; 2026 – $79 million; 2027 – $82 million; 2028 –$81 million; and 2029 to 2033 – $425 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2024 – $8 million; 2025 – $8 million; 2026 – $7 million; 2027 – $7 million; 2028 – $7 million; and 2029 to 2033 – $28 million.
The minimum pension contribution required for 2023 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2024.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2023	2022(1)	2023	2022(1)
Equity securities	53%	52%	52%	49%
Private Equity	15	15	14	15
Fixed income and other securities	32	33	34	36
Fixed income and other securities	100%	100%	100%	100%

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 actual allocation to adjust short-term investments, totaling 11% of total, from equity securities to fixed income and other securities.
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2023
Fixed Maturity Securities:
U.S. government and agency securities	$75	$5	$—	$80
Corporate debt securities	—	116	—	116
Residential mortgage-backed securities	—	83	—	83
Commercial mortgage-backed securities	—	7	—	7
Other debt obligations	3	7	—	10
Common stocks	512	—	—	512
Affiliated mutual funds – equity funds	—	126	—	126
Short-term investments	75	53	—	128
Limited partnerships	—	—	176	176
Derivatives	1	—	—	1
Total	$666	$397	$176	$1,239
December 31, 2022
Fixed Maturity Securities:
U.S. government and agency securities	$75	$3	$—	$78
Corporate debt securities	—	121	—	121
Residential mortgage-backed securities	—	61	—	61
Commercial mortgage-backed securities	—	10	—	10
Other debt obligations	3	12	—	15
Common stocks	439	—	—	439
Affiliated mutual funds – equity funds	—	130	—	130
Short-term investments	—	131	—	131
Limited partnerships	—	—	177	177
Derivatives	—	—	—	—
Total	$517	$468	$177	$1,162
The fair value of the pension plan assets as presented in the table above does not include net accrued assets of $10 million and liabilities of $23 million as of December 31, 2023 and 2022, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2023 or 2022. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2023, 2022 and 2021, Thrivent contributed $42 million, $43 million and $41 million, respectively, to these plans.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

As of December 31, 2023 and 2022, $55 million and $64 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2023, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $280 million and $279 million as of December 31, 2023 and 2022, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $6.7 billion and $4.3 billion as of December 31, 2023 and 2022, respectively.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $16 million and $17 million for each of the years ended December 31, 2023, 2022 and 2021 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2023 were $178 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2024 – $19 million; 2025 – $18 million; 2026 – $16 million; 2027 – $15 million and thereafter – $110 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2022, values was completed on July 3, 2023 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $260 million and $310 million related to Holdings for the years ended December 31, 2023 and 2022, respectively. Non-admitted values related to Holdings were $61 million and $46 million for the years ended December 31, 2023 and 2022, respectively.
During 2023, Thrivent received cash distributions of $602 million and $211 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings and Thrivent Education Funding LLC (“TEF”) in the amounts of $1.4 billion, $427 million, $20 million and $37 million respectively.
During 2023, Thrivent received cash distributions of $74 million from Holdings, treated as dividends.
During 2023, Thrivent received $30 million from TEF and $1 million from Gold Ring Holdings, LLC which were treated as return of capital.
Other Related Party Transactions
Thrivent has invested $132 million and $244 million in various Thrivent mutual funds/ETFs as of December 31, 2023 and 2022, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $144 million, $129 million and $108 million for the years ended December 31, 2023, 2022 and 2021, respectively. The net receivables due from affiliates for the years ended December 31, 2023 and 2022 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $106 million, $134 million and $173 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $184 million, $194 million and $218 million for the years ended December 31, 2023, 2022 and 2021, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In December 2018, Thrivent acquired a variable funding note (VFN) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture and was last amended in December 2023 and allows for a maximum aggregate principal amount of $2.0 billion and is collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $367 million and $1.0 billion as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $273 million in the VFN and received $876 million of principal payments.
In August 2021, TEF entered into an agreement, last amended August 2023, to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $500 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2023, TEF was not required to purchase any student loans under the terms of the agreement.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $626 million and $619 million as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $626 million in the VFN and received $587 million of principal payments.
In April 2022, Holdings sold Thrivent Trust Company of Tennessee, Inc. to an unrelated third party.
In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2023, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS, which is collateralized by student loans, is supported by an indenture that allows for a maximum aggregate principal amount of $750 million. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $1.2 billion and $422 million as of December 31, 2023 and 2022, respectively.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $430 million as of December 31, 2023.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account I indicated in Note 1, as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended on December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2024
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account I since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2023
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
American Funds IS® Global Growth Class 1	$267,421	$—	$267,421	$—	$267,421	$267,421	$—	$267,421	$258,838	7,884
American Funds IS® Global Growth Class 4	$48,065,408	$—	$48,065,408	$—	$48,065,408	$48,065,408	$—	$48,065,408	$52,442,149	1,453,005
American Funds IS® Growth-Income Class 1	$1,246,608	$—	$1,246,608	$—	$1,246,608	$1,246,608	$—	$1,246,608	$1,175,292	21,036
American Funds IS® Growth-Income Class 4	$41,119,381	$—	$41,119,381	$—	$41,119,381	$41,119,381	$—	$41,119,381	$38,672,398	717,115
American Funds IS® International Growth and Income Class 4	$8,395,304	$—	$8,395,304	$—	$8,395,304	$8,395,304	$—	$8,395,304	$10,149,705	868,180
American Funds IS® International Class 1	$575,178	$—	$575,178	$—	$575,178	$575,178	$—	$575,178	$600,548	32,867
American Funds IS® International Class 4	$5,035,301	$—	$5,035,301	$—	$5,035,301	$5,035,301	$—	$5,035,301	$5,626,842	293,946
BlackRock Total Return V.I. Class I	$393,977	$—	$393,977	$—	$393,977	$393,977	$—	$393,977	$412,350	38,512
BlackRock Total Return V.I. Class III	$83,725,566	$—	$83,725,566	$—	$83,725,566	$83,725,566	$—	$83,725,566	$92,206,708	8,289,660
DFA VA International Small Portfolio	$238,590	$—	$238,590	$—	$238,590	$238,590	$—	$238,590	$259,307	20,083
DFA VA US Targeted Value	$2,122,543	$—	$2,122,543	$—	$2,122,543	$2,122,543	$—	$2,122,543	$2,029,207	93,918
Eaton Vance VT Floating- Rate Income Initial Share Class	$51,018,053	$—	$51,018,053	$—	$51,018,053	$51,018,053	$—	$51,018,053	$51,648,868	5,898,041
Fidelity® VIP Emerging Markets Initial Class	$889,269	$—	$889,269	$—	$889,269	$889,269	$—	$889,269	$969,030	84,052
Fidelity VIP Emerging Markets Service Class 2	$19,324,866	$—	$19,324,866	$—	$19,324,866	$19,324,866	$—	$19,324,866	$22,181,760	1,826,547
Fidelity VIP Energy Service Class 2	$16,724,953	$—	$16,724,953	$—	$16,724,953	$16,724,953	$—	$16,724,953	$14,543,202	680,153
Fidelity® VIP International Capital Appreciation Initial Class	$778,698	$—	$778,698	$—	$778,698	$778,698	$—	$778,698	$721,694	36,731
Fidelity VIP International Capital Appreciation Service Class 2	$48,433,953	$—	$48,433,953	$—	$48,433,953	$48,433,953	$—	$48,433,953	$46,127,347	2,312,987
Fidelity® VIP Value Initial Class	$780,699	$—	$780,699	$—	$780,699	$780,699	$—	$780,699	$707,035	40,853
Fidelity VIP Value Service Class 2	$33,497,468	$—	$33,497,468	$—	$33,497,468	$33,497,468	$—	$33,497,468	$30,860,752	1,792,267
Franklin Small Cap Value VIP Class 2	$20,525,471	$—	$20,525,471	$—	$20,525,471	$20,525,471	$—	$20,525,471	$21,729,175	1,546,757
Goldman Sachs VIT Core Fixed Income Service Shares	$52,269,954	$—	$52,269,954	$—	$52,269,954	$52,269,954	$—	$52,269,954	$56,340,837	5,405,373
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$11,475,176	$—	$11,475,176	$—	$11,475,176	$11,475,176	$—	$11,475,176	$11,506,555	946,797
Janus Henderson Enterprise Institutional Class	$1,109,679	$—	$1,109,679	$—	$1,109,679	$1,109,679	$—	$1,109,679	$1,144,952	14,502
Janus Henderson VIT Enterprise Service Class	$26,494,449	$—	$26,494,449	$—	$26,494,449	$26,494,449	$—	$26,494,449	$27,883,648	387,516
Janus Henderson VIT Forty Service Class	$68,745,903	$—	$68,745,903	$—	$68,745,903	$68,745,903	$—	$68,745,903	$68,792,833	1,617,931
John Hancock Core Bond Trust Series I	$729,398	$—	$729,398	$—	$729,398	$729,398	$—	$729,398	$820,290	64,835
John Hancock VIT Core Bond Trust Series II	$23,321,148	$—	$23,321,148	$—	$23,321,148	$23,321,148	$—	$23,321,148	$25,509,995	2,063,818
John Hancock International Equity Index Trust Series I	$200,233	$—	$200,233	$—	$200,233	$200,233	$—	$200,233	$194,387	10,924
John Hancock International Small Company Trust Series II	$2,997,954	$—	$2,997,954	$—	$2,997,954	$2,997,954	$—	$2,997,954	$3,183,557	236,432
John Hancock Strategic Income Opportunities Trust Series I	$615,821	$—	$615,821	$—	$615,821	$615,821	$—	$615,821	$657,974	48,952
John Hancock Strategic Income Opportunities Trust Series II	$31,458,161	$—	$31,458,161	$—	$31,458,161	$31,458,161	$—	$31,458,161	$33,272,419	2,484,847
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$921,608	$—	$921,608	$—	$921,608	$921,608	$—	$921,608	$887,415	16,621
MFS® VIT II - Core Equity Service Class	$31,548,809	$—	$31,548,809	$—	$31,548,809	$31,548,809	$—	$31,548,809	$31,198,705	1,162,019
MFS® VIT III Global Real Estate Service Class	$5,964,960	$—	$5,964,960	$—	$5,964,960	$5,964,960	$—	$5,964,960	$6,588,017	374,448
MFS® VIT II - MFS® Corporate Bond Initial Class	$251,803	$—	$251,803	$—	$251,803	$251,803	$—	$251,803	$299,766	26,478
MFS® VIT III - MFS® Global Real Estate Initial Class	$102,896	$—	$102,896	$—	$102,896	$102,896	$—	$102,896	$116,853	7,867
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$275,037	$—	$275,037	$—	$275,037	$275,037	$—	$275,037	$272,060	9,355
MFS® VIT III - MFS® Mid Cap Value Initial Class	$628,780	$—	$628,780	$—	$628,780	$628,780	$—	$628,780	$634,519	63,965
MFS® VIT III Mid Cap Value Service Class	$11,576,906	$—	$11,576,906	$—	$11,576,906	$11,576,906	$—	$11,576,906	$11,364,462	1,195,961
MFS® VIT - New Discovery Series Service Class	$21,446,506	$—	$21,446,506	$—	$21,446,506	$21,446,506	$—	$21,446,506	$29,692,102	2,123,416
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
MFS® VIT II - MFS® Technology Initial Class	$1,457,965	$—	$1,457,965	$—	$1,457,965	$1,457,965	$—	$1,457,965	$1,239,240	47,912
MFS® VIT II Technology Service Class	$37,328,008	$—	$37,328,008	$—	$37,328,008	$37,328,008	$—	$37,328,008	$33,654,308	1,332,667
MFS® VIT - MFS® Value Series Initial Class	$596,938	$—	$596,938	$—	$596,938	$596,938	$—	$596,938	$597,552	28,065
MFS® VIT Value Series Service Class	$18,074,915	$—	$18,074,915	$—	$18,074,915	$18,074,915	$—	$18,074,915	$18,595,652	872,763
PIMCO VIT Emerging Markets Bond Institutional Class	$93,609	$—	$93,609	$—	$93,609	$93,609	$—	$93,609	$104,043	8,872
PIMCO VIT Emerging Markets Bond Advisor Class	$2,292,133	$—	$2,292,133	$—	$2,292,133	$2,292,133	$—	$2,292,133	$2,495,251	217,264
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$87,284	$—	$87,284	$—	$87,284	$87,284	$—	$87,284	$90,692	9,073
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$6,605,477	$—	$6,605,477	$—	$6,605,477	$6,605,477	$—	$6,605,477	$7,241,926	686,640
PIMCO VIT Long-Term U.S. Government Institutional Class	$242,216	$—	$242,216	$—	$242,216	$242,216	$—	$242,216	$323,285	30,467
PIMCO VIT Long-Term US Government Advisor Class	$20,630,010	$—	$20,630,010	$—	$20,630,010	$20,630,010	$—	$20,630,010	$26,219,981	2,594,970
PIMCO VIT Real Return Institutional Class	$656,832	$—	$656,832	$—	$656,832	$656,832	$—	$656,832	$681,012	56,770
PIMCO VIT Real Return Advisor Class	$69,189,792	$—	$69,189,792	$—	$69,189,792	$69,189,792	$—	$69,189,792	$75,678,513	5,980,103
Principal Capital Appreciation Class 2	$26,112,913	$—	$26,112,913	$—	$26,112,913	$26,112,913	$—	$26,112,913	$25,180,789	755,801
Principal Diversified International	$141,633	$—	$141,633	$—	$141,633	$141,633	$—	$141,633	$147,467	9,144
Principal Government & High Quality Bond	$322,684	$—	$322,684	$—	$322,684	$322,684	$—	$322,684	$353,955	38,324
Principal Small Cap	$432,381	$—	$432,381	$—	$432,381	$432,381	$—	$432,381	$457,299	28,787
Principal VC Equity Income Class 2	$27,870,171	$—	$27,870,171	$—	$27,870,171	$27,870,171	$—	$27,870,171	$29,529,701	1,028,040
Putnam VT International Value Class 1B	$7,338,798	$—	$7,338,798	$—	$7,338,798	$7,338,798	$—	$7,338,798	$6,602,589	624,047
Putnam VT Research Class 1B	$23,633,407	$—	$23,633,407	$—	$23,633,407	$23,633,407	$—	$23,633,407	$20,831,749	681,274
Templeton Global Bond VIP Class 1	$281,887	$—	$281,887	$—	$281,887	$281,887	$—	$281,887	$285,119	20,773
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Templeton Global Bond VIP Class 2	$7,129,646	$—	$7,129,646	$—	$7,129,646	$7,129,646	$—	$7,129,646	$7,150,497	555,268
Thrivent Aggressive Allocation	$1,503,793,110	$41,946	$1,503,835,056	$—	$1,503,835,056	$1,503,425,846	$409,210	$1,503,835,056	$1,380,475,399	84,502,698
Thrivent All Cap	$129,096,979	$5,941	$129,102,920	$—	$129,102,920	$128,941,614	$161,306	$129,102,920	$117,294,581	8,171,316
Thrivent Balanced Income Plus	$288,030,623	$31,294	$288,061,917	$—	$288,061,917	$287,334,548	$727,369	$288,061,917	$291,083,624	19,705,990
Thrivent Diversified Income Plus	$584,502,510	$32,287	$584,534,797	$—	$584,534,797	$583,846,785	$688,012	$584,534,797	$611,915,370	78,183,857
Thrivent Emerging Markets Equity	$54,623,363	$78	$54,623,441	$—	$54,623,441	$54,566,084	$57,357	$54,623,441	$57,518,796	4,161,653
Thrivent ESG Index	$38,892,920	$—	$38,892,920	$—	$38,892,920	$38,892,920	$—	$38,892,920	$34,210,958	2,432,221
Thrivent Global Stock	$210,019,407	$17,444	$210,036,851	$—	$210,036,851	$209,552,047	$484,804	$210,036,851	$181,580,638	15,295,719
Thrivent Government Bond	$140,794,306	$10,333	$140,804,639	$—	$140,804,639	$140,658,730	$145,909	$140,804,639	$152,905,873	14,261,695
Thrivent Healthcare	$241,687,106	$4,244	$241,691,350	$—	$241,691,350	$241,631,307	$60,043	$241,691,350	$218,740,691	9,331,945
Thrivent High Yield	$370,998,132	$29,062	$371,027,194	$—	$371,027,194	$370,583,248	$443,946	$371,027,194	$395,293,443	89,043,114
Thrivent Income	$441,646,299	$12,010	$441,658,309	$—	$441,658,309	$441,456,394	$201,915	$441,658,309	$497,824,252	49,853,964
Thrivent International Allocation	$218,284,165	$12,133	$218,296,298	$—	$218,296,298	$218,059,935	$236,363	$218,296,298	$210,149,650	23,014,831
Thrivent International Index	$35,089,330	$843	$35,090,173	$—	$35,090,173	$35,077,857	$12,316	$35,090,173	$32,855,666	2,639,229
Thrivent Large Cap Growth	$1,194,671,743	$68,279	$1,194,740,022	$—	$1,194,740,022	$1,193,282,009	$1,458,013	$1,194,740,022	$1,065,054,192	24,874,848
Thrivent Large Cap Index	$1,140,642,655	$46,652	$1,140,689,307	$—	$1,140,689,307	$1,139,347,629	$1,341,678	$1,140,689,307	$789,328,181	17,882,644
Thrivent Large Cap Value	$443,471,619	$34,691	$443,506,310	$—	$443,506,310	$442,977,601	$528,709	$443,506,310	$390,076,687	20,177,887
Thrivent Limited Maturity Bond	$304,987,505	$2,485	$304,989,990	$—	$304,989,990	$304,893,731	$96,259	$304,989,990	$310,901,500	31,726,899
Thrivent Low Volatility Equity	$47,172,061	$—	$47,172,061	$585	$47,171,476	$47,165,420	$6,056	$47,171,476	$44,548,607	3,574,399
Thrivent Mid Cap Growth	$69,827,268	$—	$69,827,268	$—	$69,827,268	$69,827,268	$—	$69,827,268	$68,634,380	5,096,657
Thrivent Mid Cap Index	$494,334,415	$8,366	$494,342,781	$—	$494,342,781	$494,027,995	$314,786	$494,342,781	$433,293,845	23,600,083
Thrivent Mid Cap Stock	$606,757,150	$79,863	$606,837,013	$—	$606,837,013	$605,764,521	$1,072,492	$606,837,013	$592,716,319	30,855,457
Thrivent Mid Cap Value	$46,635,464	$—	$46,635,464	$—	$46,635,464	$46,635,464	$—	$46,635,464	$42,233,064	2,660,853
Thrivent Moderate Allocation	$8,324,786,153	$174,548	$8,324,960,701	$—	$8,324,960,701	$8,319,049,293	$5,911,408	$8,324,960,701	$8,088,893,780	567,060,348
Thrivent Moderately Aggressive Allocation	$5,589,860,448	$239,181	$5,590,099,629	$—	$5,590,099,629	$5,585,342,941	$4,756,688	$5,590,099,629	$5,332,445,291	353,336,901
Thrivent Moderately Conservative Allocation	$3,956,597,444	$—	$3,956,597,444	$64,966	$3,956,532,478	$3,953,805,340	$2,727,138	$3,956,532,478	$4,033,451,366	310,655,171
Thrivent Money Market	$368,376,324	$561	$368,376,885	$—	$368,376,885	$368,353,550	$23,335	$368,376,885	$368,376,320	368,376,320
Thrivent Multidimensional Income	$45,900,422	$1,879	$45,902,301	$—	$45,902,301	$45,671,068	$231,233	$45,902,301	$49,023,248	4,854,722
Thrivent Opportunity Income Plus	$152,241,974	$4,767	$152,246,741	$—	$152,246,741	$151,912,080	$334,661	$152,246,741	$164,342,890	16,951,185
Thrivent Real Estate Securities	$125,160,481	$20,609	$125,181,090	$—	$125,181,090	$124,919,344	$261,746	$125,181,090	$112,573,946	4,596,233
Thrivent Small Cap Growth	$106,978,397	$845	$106,979,242	$—	$106,979,242	$106,967,242	$12,000	$106,979,242	$107,797,801	6,977,140
Thrivent Small Cap Index	$481,758,160	$13,720	$481,771,880	$—	$481,771,880	$481,495,536	$276,344	$481,771,880	$438,031,010	23,780,192
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Thrivent Small Cap Stock	$376,458,971	$68,398	$376,527,369	$—	$376,527,369	$375,845,515	$681,854	$376,527,369	$388,974,703	21,183,298
Vanguard® VIF Capital Growth	$1,393,952	$—	$1,393,952	$—	$1,393,952	$1,393,952	$—	$1,393,952	$1,198,714	30,055
Vanguard® VIF International	$1,550,430	$—	$1,550,430	$—	$1,550,430	$1,550,430	$—	$1,550,430	$1,880,716	63,103
Vanguard® VIF Short-Term Investment-Grade	$1,072,408	$—	$1,072,408	$—	$1,072,408	$1,072,408	$—	$1,072,408	$1,089,865	104,016
Vanguard® VIF Small Company Growth	$402,013	$—	$402,013	$—	$402,013	$402,013	$—	$402,013	$458,647	22,829
Vanguard® VIF Total Bond Market Index	$5,247,917	$—	$5,247,917	$—	$5,247,917	$5,247,917	$—	$5,247,917	$5,728,169	493,689
Vanguard® VIF Total Stock Market Index	$6,596,469	$—	$6,596,469	$—	$6,596,469	$6,596,469	$—	$6,596,469	$5,707,411	133,397
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
American Funds IS® Global Growth Class 1	$2,843	$(1,045)	$(915)	$(66)	$817	$573	$18,365	$33,195	$52,133
American Funds IS® Global Growth Class 4	$301,806	$(506,482)	$—	$(488,728)	$(693,404)	$(270,701)	$3,069,635	$5,042,122	$7,841,056
American Funds IS® Growth- Income Class 1	$17,978	$(4,394)	$(3,845)	$(488)	$9,251	$(1,155)	$56,528	$188,167	$243,540
American Funds IS® Growth- Income Class 4	$431,497	$(422,470)	$—	$(390,453)	$(381,426)	$(32,442)	$1,816,797	$5,742,526	$7,526,881
American Funds IS® International Growth and Income Class 4	$177,788	$(85,344)	$—	$(85,870)	$6,574	$(254,209)	$—	$1,080,618	$826,409
American Funds IS® International Class 1	$8,487	$(2,150)	$(1,881)	$(298)	$4,158	$(19,659)	$—	$90,421	$70,762
American Funds IS® International Class 4	$52,215	$(55,996)	$—	$(54,723)	$(58,504)	$(69,181)	$—	$653,449	$584,268
BlackRock Total Return V.I. Class I	$8,335	$(910)	$(796)	$—	$6,629	$(984)	$—	$11,954	$10,970
BlackRock Total Return V.I. Class III	$2,621,763	$(928,469)	$—	$(1,005,264)	$688,030	$(264,716)	$—	$1,552,187	$1,287,471
DFA VA International Small Portfolio	$7,092	$(873)	$(764)	$(180)	$5,275	$(4,730)	$—	$26,852	$22,122
DFA VA US Targeted Value	$29,316	$(4,927)	$(4,311)	$(139)	$19,939	$(1,555)	$130,450	$153,574	$282,469
Eaton Vance VT Floating-Rate Income Initial Share Class	$3,596,142	$(544,468)	$—	$(539,245)	$2,512,429	$(62,282)	$—	$1,117,235	$1,054,953
Fidelity® VIP Emerging Markets Initial Class	$18,946	$(3,289)	$(1,645)	$(224)	$13,788	$(36,759)	$—	$91,083	$54,324
Fidelity VIP Emerging Markets Service Class 2	$366,854	$(212,758)	$—	$(216,758)	$(62,662)	$(312,374)	$—	$1,596,917	$1,284,543
Fidelity VIP Energy Service Class 2	$392,054	$(197,372)	$—	$(138,072)	$56,610	$578,133	$—	$(805,540)	$(227,407)
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Fidelity® VIP International Capital Appreciation Initial Class	$2,835	$(2,617)	$(1,309)	$(57)	$(1,148)	$(2,289)	$—	$168,483	$166,194
Fidelity VIP International Capital Appreciation Service Class 2	$69,017	$(495,616)	$—	$(508,920)	$(935,519)	$(168,614)	$—	$9,656,506	$9,487,892
Fidelity® VIP Value Initial Class	$9,197	$(4,298)	$(2,149)	$(347)	$2,403	$48,614	$26,104	$98,685	$173,403
Fidelity VIP Value Service Class 2	$337,440	$(336,373)	$—	$(296,324)	$(295,257)	$39,583	$1,142,500	$3,553,307	$4,735,390
Franklin Small Cap Value VIP Class 2	$92,920	$(216,898)	$—	$(222,152)	$(346,130)	$(129,106)	$1,007,349	$1,332,617	$2,210,860
Goldman Sachs VIT Core Fixed Income Service Shares	$1,292,906	$(560,389)	$—	$(582,604)	$149,913	$(143,635)	$—	$1,496,186	$1,352,551
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$84,981	$(118,223)	$—	$(109,291)	$(142,533)	$(31,647)	$—	$1,692,808	$1,661,161
Janus Henderson Enterprise Institutional Class	$1,685	$(4,471)	$(2,236)	$(712)	$(5,734)	$(22,081)	$77,762	$120,670	$176,351
Janus Henderson VIT Enterprise Service Class	$22,879	$(254,047)	$—	$(227,985)	$(459,153)	$(84,807)	$1,551,377	$1,980,546	$3,447,116
Janus Henderson VIT Forty Service Class	$75,605	$(698,579)	$—	$(673,530)	$(1,296,504)	$(594,321)	$—	$18,979,832	$18,385,511
John Hancock Core Bond Trust Series I	$21,834	$(2,919)	$(729)	$(155)	$18,031	$(18,865)	$—	$40,277	$21,412
John Hancock VIT Core Bond Trust Series II	$632,420	$(244,785)	$—	$(245,365)	$142,270	$(75,856)	$—	$549,299	$473,443
John Hancock International Equity Index Trust Series I	$4,539	$(671)	$(168)	$(61)	$3,639	$(4,032)	$—	$25,557	$21,525
John Hancock International Small Company Trust Series II	$49,853	$(32,106)	$—	$(34,368)	$(16,621)	$(33,754)	$60,080	$256,829	$283,155
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
John Hancock Strategic Income Opportunities Trust Series I	$20,763	$(2,323)	$(581)	$(366)	$17,493	$(7,535)	$—	$30,886	$23,351
John Hancock Strategic Income Opportunities Trust Series II	$993,820	$(347,774)	$—	$(358,761)	$287,285	$(120,648)	$—	$1,121,963	$1,001,315
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$11,752	$(3,897)	$(974)	$(296)	$6,585	$11,879	$66,034	$166,163	$244,076
MFS® VIT II - Core Equity Service Class	$89,459	$(333,506)	$—	$(324,708)	$(568,755)	$(71,677)	$1,351,325	$4,210,340	$5,489,988
MFS® VIT III Global Real Estate Service Class	$23,785	$(60,279)	$—	$(49,599)	$(86,093)	$(56,747)	$302,752	$324,961	$570,966
MFS® VIT II - MFS® Corporate Bond Initial Class	$9,195	$(921)	$(230)	$(21)	$8,023	$(963)	$—	$12,327	$11,364
MFS® VIT III - MFS® Global Real Estate Initial Class	$812	$(375)	$(94)	$(145)	$198	$(4,926)	$6,613	$11,042	$12,729
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$1,838	$(1,077)	$(269)	$(228)	$264	$(99)	$19,098	$24,378	$43,377
MFS® VIT III - MFS® Mid Cap Value Initial Class	$10,177	$(2,643)	$(661)	$(167)	$6,706	$(10,792)	$19,300	$63,172	$71,680
MFS® VIT III Mid Cap Value Service Class	$155,261	$(119,693)	$—	$(108,091)	$(72,523)	$(8,960)	$345,259	$746,981	$1,083,280
MFS® VIT - New Discovery Series Service Class	$—	$(223,824)	$—	$(222,320)	$(446,144)	$(493,239)	$—	$3,023,435	$2,530,196
MFS® VIT II - MFS® Technology Initial Class	$—	$(4,420)	$(1,105)	$(703)	$(6,228)	$(8,152)	$—	$488,581	$480,429
MFS® VIT II Technology Service Class	$—	$(363,766)	$—	$(329,222)	$(692,988)	$(161,139)	$—	$12,572,571	$12,411,432
MFS® VIT - MFS® Value Series Initial Class	$11,507	$(2,651)	$(663)	$(290)	$7,903	$(9,934)	$48,367	$(4,752)	$33,681
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
MFS® VIT Value Series Service Class	$230,887	$(194,503)	$—	$(181,503)	$(145,119)	$(62,848)	$1,157,330	$(61,465)	$1,033,017
PIMCO VIT Emerging Markets Bond Institutional Class	$5,212	$(355)	$(311)	$(75)	$4,471	$(1,523)	$—	$6,037	$4,514
PIMCO VIT Emerging Markets Bond Advisor Class	$103,940	$(22,971)	$—	$(18,834)	$62,135	$(34,954)	$—	$147,883	$112,929
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$2,661	$(462)	$(404)	$(5)	$1,790	$(5,206)	$898	$8,217	$3,909
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$125,753	$(72,577)	$—	$(75,860)	$(22,684)	$(55,329)	$61,083	$186,520	$192,274
PIMCO VIT Long-Term U.S. Government Institutional Class	$6,633	$(1,052)	$(921)	$(145)	$4,515	$(71,102)	$—	$75,246	$4,144
PIMCO VIT Long-Term US Government Advisor Class	$387,130	$(210,716)	$—	$(220,453)	$(44,039)	$(274,128)	$—	$652,319	$378,191
PIMCO VIT Real Return Institutional Class	$38,767	$(4,843)	$(4,238)	$(551)	$29,135	$(72,162)	$—	$76,753	$4,591
PIMCO VIT Real Return Advisor Class	$1,763,341	$(752,160)	$—	$(768,874)	$242,307	$(182,071)	$—	$585,188	$403,117
Principal Capital Appreciation Class 2	$142,310	$(239,026)	$—	$(224,257)	$(320,973)	$(22,036)	$1,410,296	$2,895,444	$4,283,704
Principal Diversified International	$1,707	$(678)	$(593)	$(202)	$234	$(20,189)	$—	$50,876	$30,687
Principal Government & High Quality Bond	$9,286	$(1,642)	$(1,437)	$(223)	$5,984	$(29,745)	$—	$37,125	$7,380
Principal Small Cap	$1,517	$(1,942)	$(1,699)	$(234)	$(2,358)	$(27,310)	$—	$83,980	$56,670
Principal VC Equity Income Class 2	$493,231	$(307,161)	$—	$(290,802)	$(104,732)	$(130,706)	$1,220,681	$1,102,093	$2,192,068
Putnam VT International Value Class 1B	$70,604	$(70,838)	$—	$(66,721)	$(66,955)	$31,021	$—	$821,378	$852,399
Putnam VT Research Class 1B	$143,795	$(236,204)	$—	$(222,358)	$(314,767)	$(1,838)	$—	$4,701,248	$4,699,410
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Templeton Global Bond VIP Class 1	$—	$(2,154)	$(1,077)	$(292)	$(3,523)	$(27,161)	$—	$33,514	$6,353
Templeton Global Bond VIP Class 2	$—	$(78,078)	$—	$(80,219)	$(158,297)	$(12,516)	$—	$225,427	$212,911
Thrivent Aggressive Allocation	$25,772,116	$(17,193,662)	$—	$(2,925,838)	$5,652,616	$10,947,494	$23,705,643	$187,979,601	$222,632,738
Thrivent All Cap	$1,110,180	$(1,437,599)	$—	$(204,914)	$(532,333)	$318,366	$477,428	$21,739,035	$22,534,829
Thrivent Balanced Income Plus	$7,732,754	$(3,462,208)	$—	$(130,965)	$4,139,581	$(3,880,092)	$—	$29,301,287	$25,421,195
Thrivent Diversified Income Plus	$23,432,331	$(7,284,954)	$—	$(234,686)	$15,912,691	$(11,562,690)	$—	$45,904,496	$34,341,806
Thrivent Emerging Markets Equity	$1,681,379	$(686,537)	$—	$(44,899)	$949,943	$(1,146,299)	$—	$4,269,032	$3,122,733
Thrivent ESG Index	$352,277	$(423,429)	$—	$(185,775)	$(256,927)	$58,281	$—	$8,277,573	$8,335,854
Thrivent Global Stock	$2,487,024	$(2,430,901)	$—	$(164,838)	$(108,715)	$1,327,443	$—	$35,777,370	$37,104,813
Thrivent Government Bond	$4,572,286	$(1,713,327)	$—	$(314,803)	$2,544,156	$(4,810,894)	$—	$6,119,870	$1,308,976
Thrivent Healthcare	$1,319,966	$(2,941,471)	$—	$(365,199)	$(1,986,704)	$7,496,254	$3,280,886	$(2,643,584)	$8,133,556
Thrivent High Yield	$20,734,178	$(4,242,386)	$—	$(1,876,410)	$14,615,382	$(7,065,823)	$—	$25,088,196	$18,022,373
Thrivent Income	$17,039,567	$(5,045,485)	$—	$(2,066,742)	$9,927,340	$(12,030,112)	$—	$31,834,967	$19,804,855
Thrivent International Allocation	$5,678,243	$(2,623,693)	$—	$(86,404)	$2,968,146	$(2,103,850)	$—	$32,148,304	$30,044,454
Thrivent International Index	$602,328	$(361,948)	$—	$(189,909)	$50,471	$38,792	$—	$4,138,475	$4,177,267
Thrivent Large Cap Growth	$2,127,732	$(12,472,875)	$—	$(2,260,079)	$(12,605,222)	$3,562,992	$110,959,197	$268,183,610	$382,705,799
Thrivent Large Cap Index	$14,125,358	$(13,077,920)	$—	$(2,132,720)	$(1,085,282)	$76,277,851	$5,752,057	$147,614,451	$229,644,359
Thrivent Large Cap Value	$7,632,210	$(5,415,401)	$—	$(735,024)	$1,481,785	$8,155,930	$22,202,659	$14,378,432	$44,737,021
Thrivent Limited Maturity Bond	$10,203,620	$(3,882,741)	$—	$(820,786)	$5,500,093	$(4,023,967)	$—	$13,366,590	$9,342,623
Thrivent Low Volatility Equity	$647,473	$(600,320)	$—	$(117,694)	$(70,541)	$349,100	$—	$2,708,800	$3,057,900
Thrivent Mid Cap Growth	$—	$(754,475)	$—	$(333,838)	$(1,088,313)	$(613,473)	$—	$9,975,991	$9,362,518
Thrivent Mid Cap Index	$6,232,095	$(5,799,819)	$—	$(745,824)	$(313,548)	$10,263,388	$16,325,165	$37,614,766	$64,203,319
Thrivent Mid Cap Stock	$2,367,431	$(6,942,944)	$—	$(1,359,275)	$(5,934,788)	$611,032	$27,599,500	$44,499,030	$72,709,562
Thrivent Mid Cap Value	$390,722	$(583,827)	$—	$(174,632)	$(367,737)	$363,272	$425,902	$4,521,049	$5,310,223
Thrivent Moderate Allocation	$211,327,214	$(92,887,664)	$—	$(33,719,825)	$84,719,725	$(20,664,629)	$6,498,990	$1,025,077,839	$1,010,912,200
Thrivent Moderately Aggressive Allocation	$137,045,791	$(63,502,190)	$—	$(15,426,064)	$58,117,537	$13,401,147	$96,168,296	$628,384,438	$737,953,881
Thrivent Moderately Conservative Allocation	$116,856,724	$(45,387,153)	$—	$(14,255,024)	$57,214,547	$(49,771,865)	$—	$388,704,613	$338,932,748
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Thrivent Money Market	$15,923,096	$(4,096,222)	$—	$(234,350)	$11,592,524	$—	$—	$—	$—
Thrivent Multidimensional Income	$2,472,438	$(601,694)	$—	$(50,170)	$1,820,574	$(1,870,428)	$—	$3,278,283	$1,407,855
Thrivent Opportunity Income Plus	$7,834,488	$(1,956,760)	$—	$(49,729)	$5,827,999	$(6,319,548)	$—	$11,988,466	$5,668,918
Thrivent Real Estate Securities	$2,656,489	$(1,511,003)	$—	$(102,078)	$1,043,408	$1,452,149	$4,208,825	$3,330,662	$8,991,636
Thrivent Small Cap Growth	$—	$(1,194,011)	$—	$(458,123)	$(1,652,134)	$(622,148)	$—	$9,623,695	$9,001,547
Thrivent Small Cap Index	$5,119,940	$(5,480,738)	$—	$(924,740)	$(1,285,538)	$3,421,502	$11,501,287	$46,397,903	$61,320,692
Thrivent Small Cap Stock	$2,079,317	$(4,157,115)	$—	$(888,571)	$(2,966,369)	$(1,852,879)	$43,801,575	$(2,803,528)	$39,145,168
Vanguard® VIF Capital Growth	$9,235	$(4,020)	$(3,517)	$(392)	$1,306	$6,517	$44,493	$184,525	$235,535
Vanguard® VIF International	$36,059	$(7,832)	$(6,853)	$(267)	$21,107	$(348,190)	$77,754	$516,157	$245,721
Vanguard® VIF Short-Term Investment-Grade	$32,002	$(5,518)	$(4,828)	$(399)	$21,257	$(36,861)	$—	$77,628	$40,767
Vanguard® VIF Small Company Growth	$1,855	$(1,683)	$(1,473)	$(417)	$(1,718)	$(34,110)	$—	$112,669	$78,559
Vanguard® VIF Total Bond Market Index	$138,974	$(22,166)	$(5,541)	$(1,423)	$109,844	$(222,581)	$—	$361,657	$139,076
Vanguard® VIF Total Stock Market Index	$74,841	$(24,507)	$(6,127)	$(1,645)	$42,562	$70,703	$364,755	$936,283	$1,371,741
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$817	$18,938	$33,195	$52,950	$6,865	$(59,416)	$—	$—	$5,186	$(47,365)	$5,585	$261,836	$267,421
American Funds IS® Global Growth Class 4	$(693,404)	$2,798,934	$5,042,122	$7,147,652	$8,186,147	$(533,426)	$(1,975)	$—	$(863,996)	$6,786,750	$13,934,402	$34,131,006	$48,065,408
American Funds IS® Growth-Income Class 1	$9,251	$55,373	$188,167	$252,791	$31,439	$(17,269)	$—	$—	$(9,748)	$4,422	$257,213	$989,395	$1,246,608
American Funds IS® Growth-Income Class 4	$(381,426)	$1,784,355	$5,742,526	$7,145,455	$7,209,652	$(132,209)	$(1,688)	$—	$(687,862)	$6,387,893	$13,533,348	$27,586,033	$41,119,381
American Funds IS® International Growth and Income Class 4	$6,574	$(254,209)	$1,080,618	$832,983	$2,110,399	$(52,879)	$(285)	$—	$(323,803)	$1,733,432	$2,566,415	$5,828,889	$8,395,304
American Funds IS® International Class 1	$4,158	$(19,659)	$90,421	$74,920	$140,887	$(135,517)	$—	$—	$(9,197)	$(3,827)	$71,093	$504,085	$575,178
American Funds IS® International Class 4	$(58,504)	$(69,181)	$653,449	$525,764	$685,653	$(77,177)	$(214)	$—	$(36,135)	$572,127	$1,097,891	$3,937,410	$5,035,301
BlackRock Total Return V.I. Class I	$6,629	$(984)	$11,954	$17,599	$239,129	$(3,130)	$—	$—	$(4,000)	$231,999	$249,598	$144,379	$393,977
BlackRock Total Return V.I. Class III	$688,030	$(264,716)	$1,552,187	$1,975,501	$14,925,094	$(1,440,861)	$(2,931)	$—	$3,461,287	$16,942,589	$18,918,090	$64,807,476	$83,725,566
DFA VA International Small Portfolio	$5,275	$(4,730)	$26,852	$27,397	$6,867	$(3,887)	$—	$—	$9,075	$12,055	$39,452	$199,138	$238,590
DFA VA US Targeted Value	$19,939	$128,895	$153,574	$302,408	$501,051	$(208,836)	$—	$—	$703,371	$995,586	$1,297,994	$824,549	$2,122,543
Eaton Vance VT Floating- Rate Income Initial Share Class	$2,512,429	$(62,282)	$1,117,235	$3,567,382	$11,028,386	$(92,774)	$(1,181)	$—	$120,920	$11,055,351	$14,622,733	$36,395,320	$51,018,053
Fidelity® VIP Emerging Markets Initial Class	$13,788	$(36,759)	$91,083	$68,112	$201,406	$(190,494)	$—	$—	$41,485	$52,397	$120,509	$768,760	$889,269
Fidelity VIP Emerging Markets Service Class 2	$(62,662)	$(312,374)	$1,596,917	$1,221,881	$3,222,513	$(283,124)	$(715)	$—	$(595,814)	$2,342,860	$3,564,741	$15,760,125	$19,324,866
Fidelity VIP Energy Service Class 2	$56,610	$578,133	$(805,540)	$(170,797)	$3,916,815	$(486,326)	$(793)	$—	$(1,219,348)	$2,210,348	$2,039,551	$14,685,402	$16,724,953
Fidelity® VIP International Capital Appreciation Initial Class	$(1,148)	$(2,289)	$168,483	$165,046	$151,674	$(23,573)	$—	$—	$(69,685)	$58,416	$223,462	$555,236	$778,698
Fidelity VIP International Capital Appreciation Service Class 2	$(935,519)	$(168,614)	$9,656,506	$8,552,373	$10,199,127	$(225,718)	$(1,186)	$—	$(2,211,804)	$7,760,419	$16,312,792	$32,121,161	$48,433,953
Fidelity® VIP Value Initial Class	$2,403	$74,718	$98,685	$175,806	$153,524	$(63,487)	$—	$—	$(972,780)	$(882,743)	$(706,937)	$1,487,636	$780,699
Fidelity VIP Value Service Class 2	$(295,257)	$1,182,083	$3,553,307	$4,440,133	$8,070,689	$(77,961)	$(978)	$—	$7,499	$7,999,249	$12,439,382	$21,058,086	$33,497,468
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$(346,130)	$878,243	$1,332,617	$1,864,730	$4,084,466	$(301,328)	$(675)	$—	$(70,618)	$3,711,845	$5,576,575	$14,948,896	$20,525,471
Goldman Sachs VIT Core Fixed Income Service Shares	$149,913	$(143,635)	$1,496,186	$1,502,464	$10,848,782	$(723,928)	$(1,465)	$—	$2,995,823	$13,119,212	$14,621,676	$37,648,278	$52,269,954
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(142,533)	$(31,647)	$1,692,808	$1,518,628	$1,742,699	$(81,184)	$(365)	$—	$355,025	$2,016,175	$3,534,803	$7,940,373	$11,475,176
Janus Henderson Enterprise Institutional Class	$(5,734)	$55,681	$120,670	$170,617	$13,903	$(125,751)	$—	$—	$(31,021)	$(142,869)	$27,748	$1,081,931	$1,109,679
Janus Henderson VIT Enterprise Service Class	$(459,153)	$1,466,570	$1,980,546	$2,987,963	$7,014,146	$(7,801)	$(979)	$—	$1,356,956	$8,362,322	$11,350,285	$15,144,164	$26,494,449
Janus Henderson VIT Forty Service Class	$(1,296,504)	$(594,321)	$18,979,832	$17,089,007	$13,248,185	$(622,174)	$(2,854)	$—	$(4,801,557)	$7,821,600	$24,910,607	$43,835,296	$68,745,903
John Hancock Core Bond Trust Series I	$18,031	$(18,865)	$40,277	$39,443	$6,886	$(101,552)	$—	$—	$10,819	$(83,847)	$(44,404)	$773,802	$729,398
John Hancock VIT Core Bond Trust Series II	$142,270	$(75,856)	$549,299	$615,713	$5,947,796	$(179,937)	$(696)	$—	$1,366,958	$7,134,121	$7,749,834	$15,571,314	$23,321,148
John Hancock International Equity Index Trust Series I	$3,639	$(4,032)	$25,557	$25,164	$112,718	$(20,144)	$—	$—	$(71,047)	$21,527	$46,691	$153,542	$200,233
John Hancock International Small Company Trust Series II	$(16,621)	$26,326	$256,829	$266,534	$472,299	$(47,406)	$(92)	$—	$134,890	$559,691	$826,225	$2,171,729	$2,997,954
John Hancock Strategic Income Opportunities Trust Series I	$17,493	$(7,535)	$30,886	$40,844	$1	$(5,129)	$—	$—	$(23,693)	$(28,821)	$12,023	$603,798	$615,821
John Hancock Strategic Income Opportunities Trust Series II	$287,285	$(120,648)	$1,121,963	$1,288,600	$6,643,313	$(297,994)	$(1,031)	$—	$320,491	$6,664,779	$7,953,379	$23,504,782	$31,458,161
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$6,585	$77,913	$166,163	$250,661	$138,239	$(26,411)	$—	$—	$(477,738)	$(365,910)	$(115,249)	$1,036,857	$921,608
MFS® VIT II - Core Equity Service Class	$(568,755)	$1,279,648	$4,210,340	$4,921,233	$6,668,244	$(260,945)	$(841)	$—	$(1,253,669)	$5,152,789	$10,074,022	$21,474,787	$31,548,809
MFS® VIT III Global Real Estate Service Class	$(86,093)	$246,005	$324,961	$484,873	$1,193,650	$(81,593)	$(260)	$—	$190,128	$1,301,925	$1,786,798	$4,178,162	$5,964,960
MFS® VIT II - MFS® Corporate Bond Initial Class	$8,023	$(963)	$12,327	$19,387	$764	$(4,142)	$—	$—	$11,802	$8,424	$27,811	$223,992	$251,803
MFS® VIT III - MFS® Global Real Estate Initial Class	$198	$1,687	$11,042	$12,927	$3	$(1,982)	$—	$—	$(30,726)	$(32,705)	$(19,778)	$122,674	$102,896
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$264	$18,999	$24,378	$43,641	$8,624	$(10,098)	$—	$—	$(58,958)	$(60,432)	$(16,791)	$291,828	$275,037
MFS® VIT III - MFS® Mid Cap Value Initial Class	$6,706	$8,508	$63,172	$78,386	$17,346	$(7,964)	$—	$—	$(229,362)	$(219,980)	$(141,594)	$770,374	$628,780
MFS® VIT III Mid Cap Value Service Class	$(72,523)	$336,299	$746,981	$1,010,757	$2,380,087	$(146,274)	$(571)	$—	$345,031	$2,578,273	$3,589,030	$7,987,876	$11,576,906
MFS® VIT - New Discovery Series Service Class	$(446,144)	$(493,239)	$3,023,435	$2,084,052	$3,348,620	$(242,483)	$(1,011)	$—	$488,276	$3,593,402	$5,677,454	$15,769,052	$21,446,506
MFS® VIT II - MFS® Technology Initial Class	$(6,228)	$(8,152)	$488,581	$474,201	$185,292	$(21,107)	$—	$—	$(35,055)	$129,130	$603,331	$854,634	$1,457,965
MFS® VIT II Technology Service Class	$(692,988)	$(161,139)	$12,572,571	$11,718,444	$7,327,754	$(331,999)	$(1,200)	$—	$(2,551,758)	$4,442,797	$16,161,241	$21,166,767	$37,328,008
MFS® VIT - MFS® Value Series Initial Class	$7,903	$38,433	$(4,752)	$41,584	$8,027	$(165,426)	$—	$—	$(29,805)	$(187,204)	$(145,620)	$742,558	$596,938
MFS® VIT Value Series Service Class	$(145,119)	$1,094,482	$(61,465)	$887,898	$3,856,757	$(243,673)	$(661)	$—	$(41,347)	$3,571,076	$4,458,974	$13,615,941	$18,074,915
PIMCO VIT Emerging Markets Bond Institutional Class	$4,471	$(1,523)	$6,037	$8,985	$62	$(8,113)	$—	$—	$(5,053)	$(7,165)	$1,820	$91,789	$93,609
PIMCO VIT Emerging Markets Bond Advisor Class	$62,135	$(34,954)	$147,883	$175,064	$411,836	$65,069	$(105)	$—	$(37,291)	$439,509	$614,573	$1,677,560	$2,292,133
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$1,790	$(4,308)	$8,217	$5,699	$8,010	$1,771	$—	$—	$(99,006)	$(95,164)	$(89,465)	$176,749	$87,284
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$(22,684)	$5,754	$186,520	$169,590	$794,309	$(39,499)	$(199)	$—	$303,714	$1,058,325	$1,227,915	$5,377,562	$6,605,477
PIMCO VIT Long-Term U.S. Government Institutional Class	$4,515	$(71,102)	$75,246	$8,659	$2,833	$(58,477)	$—	$—	$(33,961)	$(89,605)	$(80,946)	$323,162	$242,216
PIMCO VIT Long-Term US Government Advisor Class	$(44,039)	$(274,128)	$652,319	$334,152	$3,416,812	$(371,858)	$(914)	$—	$3,307,066	$6,351,106	$6,685,258	$13,944,752	$20,630,010
PIMCO VIT Real Return Institutional Class	$29,135	$(72,162)	$76,753	$33,726	$117,266	$(64,654)	$—	$—	$(1,125,876)	$(1,073,264)	$(1,039,538)	$1,696,370	$656,832
PIMCO VIT Real Return Advisor Class	$242,307	$(182,071)	$585,188	$645,424	$15,315,742	$(549,787)	$(1,870)	$—	$3,064,688	$17,828,773	$18,474,197	$50,715,595	$69,189,792
Principal Capital Appreciation Class 2	$(320,973)	$1,388,260	$2,895,444	$3,962,731	$7,568,577	$97,738	$(660)	$—	$785,202	$8,450,857	$12,413,588	$13,699,325	$26,112,913
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Principal Diversified International	$234	$(20,189)	$50,876	$30,921	$1,068	$(14,234)	$—	$—	$(146,845)	$(160,011)	$(129,090)	$270,723	$141,633
Principal Government & High Quality Bond	$5,984	$(29,745)	$37,125	$13,364	$3,232	$(116,699)	$—	$—	$(104,505)	$(217,972)	$(204,608)	$527,292	$322,684
Principal Small Cap	$(2,358)	$(27,310)	$83,980	$54,312	$5,722	$(108,575)	$—	$—	$1,354	$(101,499)	$(47,187)	$479,568	$432,381
Principal VC Equity Income Class 2	$(104,732)	$1,089,975	$1,102,093	$2,087,336	$4,124,482	$(460,194)	$(752)	$—	$721,029	$4,384,565	$6,471,901	$21,398,270	$27,870,171
Putnam VT International Value Class 1B	$(66,955)	$31,021	$821,378	$785,444	$2,056,687	$65,751	$(253)	$—	$184,517	$2,306,702	$3,092,146	$4,246,652	$7,338,798
Putnam VT Research Class 1B	$(314,767)	$(1,838)	$4,701,248	$4,384,643	$5,430,579	$(188,401)	$(649)	$—	$(707,240)	$4,534,289	$8,918,932	$14,714,475	$23,633,407
Templeton Global Bond VIP Class 1	$(3,523)	$(27,161)	$33,514	$2,830	$2,211	$(46,003)	$—	$—	$(511,162)	$(554,954)	$(552,124)	$834,011	$281,887
Templeton Global Bond VIP Class 2	$(158,297)	$(12,516)	$225,427	$54,614	$1,167,255	$(90,006)	$(211)	$—	$332,307	$1,409,345	$1,463,959	$5,665,687	$7,129,646
Thrivent Aggressive Allocation	$5,652,616	$34,653,137	$187,979,601	$228,285,354	$88,518,824	$(115,766,197)	$(178,859)	$9,750	$(7,560,181)	$(34,976,663)	$193,308,691	$1,310,526,365	$1,503,835,056
Thrivent All Cap	$(532,333)	$795,794	$21,739,035	$22,002,496	$6,374,505	$(10,251,813)	$(5,184)	$(5,236)	$1,695,202	$(2,192,526)	$19,809,970	$109,292,950	$129,102,920
Thrivent Balanced Income Plus	$4,139,581	$(3,880,092)	$29,301,287	$29,560,776	$7,938,737	$(26,191,020)	$(9,241)	$3,042	$(2,425,383)	$(20,683,865)	$8,876,911	$279,185,006	$288,061,917
Thrivent Diversified Income Plus	$15,912,691	$(11,562,690)	$45,904,496	$50,254,497	$15,496,859	$(74,734,403)	$(23,270)	$4,395	$(24,109,817)	$(83,366,236)	$(33,111,739)	$617,646,536	$584,534,797
Thrivent Emerging Markets Equity	$949,943	$(1,146,299)	$4,269,032	$4,072,676	$1,822,713	$(6,010,231)	$(3,135)	$(5,974)	$(1,635,851)	$(5,832,478)	$(1,759,802)	$56,383,243	$54,623,441
Thrivent ESG Index	$(256,927)	$58,281	$8,277,573	$8,078,927	$3,593,630	$(2,112,394)	$(2,699)	$—	$(2,365,689)	$(887,152)	$7,191,775	$31,701,145	$38,892,920
Thrivent Global Stock	$(108,715)	$1,327,443	$35,777,370	$36,996,098	$6,386,662	$(19,001,408)	$(6,388)	$(34,489)	$(2,874,451)	$(15,530,074)	$21,466,024	$188,570,827	$210,036,851
Thrivent Government Bond	$2,544,156	$(4,810,894)	$6,119,870	$3,853,132	$6,597,228	$(14,532,961)	$(6,087)	$1,732	$4,679,586	$(3,260,502)	$592,630	$140,212,009	$140,804,639
Thrivent Healthcare	$(1,986,704)	$10,777,140	$(2,643,584)	$6,146,852	$11,397,188	$(23,949,691)	$(13,047)	$815	$(6,438,726)	$(19,003,461)	$(12,856,609)	$254,547,959	$241,691,350
Thrivent High Yield	$14,615,382	$(7,065,823)	$25,088,196	$32,637,755	$41,273,229	$(24,426,307)	$(14,014)	$(13,312)	$873,859	$17,693,455	$50,331,210	$320,695,984	$371,027,194
Thrivent Income	$9,927,340	$(12,030,112)	$31,834,967	$29,732,195	$39,808,650	$(35,109,210)	$(14,283)	$(473)	$21,745,272	$26,429,956	$56,162,151	$385,496,158	$441,658,309
Thrivent International Allocation	$2,968,146	$(2,103,850)	$32,148,304	$33,012,600	$5,303,247	$(22,728,529)	$(6,812)	$(22,749)	$(8,239,817)	$(25,694,660)	$7,317,940	$210,978,358	$218,296,298
Thrivent International Index	$50,471	$38,792	$4,138,475	$4,227,738	$5,286,609	$(1,229,735)	$(1,510)	$139	$3,111,865	$7,167,368	$11,395,106	$23,695,067	$35,090,173
Thrivent Large Cap Growth	$(12,605,222)	$114,522,189	$268,183,610	$370,100,577	$65,537,738	$(85,067,567)	$(47,519)	$19,990	$27,711,177	$8,153,819	$378,254,396	$816,485,626	$1,194,740,022
Thrivent Large Cap Index	$(1,085,282)	$82,029,908	$147,614,451	$228,559,077	$67,118,274	$(97,923,935)	$(48,692)	$13,354	$(21,170,933)	$(52,011,932)	$176,547,145	$964,142,162	$1,140,689,307
Thrivent Large Cap Value	$1,481,785	$30,358,589	$14,378,432	$46,218,806	$23,331,158	$(37,738,856)	$(12,865)	$(13,195)	$(38,183,102)	$(52,616,860)	$(6,398,054)	$449,904,364	$443,506,310
Thrivent Limited Maturity Bond	$5,500,093	$(4,023,967)	$13,366,590	$14,842,716	$21,168,999	$(43,888,515)	$(11,037)	$(30,923)	$(18,754,009)	$(41,515,485)	$(26,672,769)	$331,662,759	$304,989,990
Thrivent Low Volatility Equity	$(70,541)	$349,100	$2,708,800	$2,987,359	$2,071,590	$(4,891,466)	$(1,312)	$(38)	$(2,502,654)	$(5,323,880)	$(2,336,521)	$49,507,997	$47,171,476
Thrivent Mid Cap Growth	$(1,088,313)	$(613,473)	$9,975,991	$8,274,205	$6,742,313	$(3,319,796)	$(4,347)	$—	$7,956,480	$11,374,650	$19,648,855	$50,178,413	$69,827,268
Thrivent Mid Cap Index	$(313,548)	$26,588,553	$37,614,766	$63,889,771	$27,871,041	$(41,240,334)	$(24,949)	$(9,295)	$(6,302,161)	$(19,705,698)	$44,184,073	$450,158,708	$494,342,781
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Mid Cap Stock	$(5,934,788)	$28,210,532	$44,499,030	$66,774,774	$42,781,937	$(40,887,619)	$(23,354)	$(13,472)	$16,514,683	$18,372,175	$85,146,949	$521,690,064	$606,837,013
Thrivent Mid Cap Value	$(367,737)	$789,174	$4,521,049	$4,942,486	$4,771,653	$(2,899,341)	$(2,089)	$—	$(8,232,091)	$(6,361,868)	$(1,419,382)	$48,054,846	$46,635,464
Thrivent Moderate Allocation	$84,719,725	$(14,165,639)	$1,025,077,839	$1,095,631,925	$179,203,319	$(913,508,407)	$(324,010)	$66,358	$(67,291,359)	$(801,854,099)	$293,777,826	$8,031,182,875	$8,324,960,701
Thrivent Moderately Aggressive Allocation	$58,117,537	$109,569,443	$628,384,438	$796,071,418	$167,351,819	$(556,514,129)	$(387,359)	$19,782	$(55,888,661)	$(445,418,548)	$350,652,870	$5,239,446,759	$5,590,099,629
Thrivent Moderately Conservative Allocation	$57,214,547	$(49,771,865)	$388,704,613	$396,147,295	$44,406,410	$(501,075,718)	$(113,782)	$17,579	$(89,915,363)	$(546,680,874)	$(150,533,579)	$4,107,066,057	$3,956,532,478
Thrivent Money Market	$11,592,524	$—	$—	$11,592,524	$53,010,454	$(86,752,244)	$(13,356)	$103	$88,600,568	$54,845,525	$66,438,049	$301,938,836	$368,376,885
Thrivent Multidimensional Income	$1,820,574	$(1,870,428)	$3,278,283	$3,228,429	$1,407,943	$(6,256,238)	$(865)	$245	$(5,690,800)	$(10,539,715)	$(7,311,286)	$53,213,587	$45,902,301
Thrivent Opportunity Income Plus	$5,827,999	$(6,319,548)	$11,988,466	$11,496,917	$3,028,454	$(24,625,694)	$(4,545)	$(10,975)	$(7,752,092)	$(29,364,852)	$(17,867,935)	$170,114,676	$152,246,741
Thrivent Real Estate Securities	$1,043,408	$5,660,974	$3,330,662	$10,035,044	$3,124,712	$(13,089,090)	$(5,342)	$(1,594)	$(3,218,523)	$(13,189,837)	$(3,154,793)	$128,335,883	$125,181,090
Thrivent Small Cap Growth	$(1,652,134)	$(622,148)	$9,623,695	$7,349,413	$11,032,700	$(5,970,829)	$(6,593)	$95	$10,513,779	$15,569,152	$22,918,565	$84,060,677	$106,979,242
Thrivent Small Cap Index	$(1,285,538)	$14,922,789	$46,397,903	$60,035,154	$29,558,801	$(36,327,864)	$(22,673)	$(3,350)	$2,195,730	$(4,599,356)	$55,435,798	$426,336,082	$481,771,880
Thrivent Small Cap Stock	$(2,966,369)	$41,948,696	$(2,803,528)	$36,178,799	$30,374,088	$(21,704,620)	$(11,986)	$653	$19,479,116	$28,137,251	$64,316,050	$312,211,319	$376,527,369
Vanguard® VIF Capital Growth	$1,306	$51,010	$184,525	$236,841	$513,404	$(110,435)	$—	$—	$(16,576)	$386,393	$623,234	$770,718	$1,393,952
Vanguard® VIF International	$21,107	$(270,436)	$516,157	$266,828	$77,045	$(514,449)	$—	$—	$(463,747)	$(901,151)	$(634,323)	$2,184,753	$1,550,430
Vanguard® VIF Short-Term Investment-Grade	$21,257	$(36,861)	$77,628	$62,024	$121,551	$(431,276)	$—	$—	$22,369	$(287,356)	$(225,332)	$1,297,740	$1,072,408
Vanguard® VIF Small Company Growth	$(1,718)	$(34,110)	$112,669	$76,841	$12	$(120,139)	$—	$—	$(9,512)	$(129,639)	$(52,798)	$454,811	$402,013
Vanguard® VIF Total Bond Market Index	$109,844	$(222,581)	$361,657	$248,920	$255,289	$(1,406,772)	$—	$—	$605,111	$(546,372)	$(297,452)	$5,545,369	$5,247,917
Vanguard® VIF Total Stock Market Index	$42,562	$435,458	$936,283	$1,414,303	$642,753	$(1,236,088)	$—	$—	$(208,782)	$(802,117)	$612,186	$5,984,283	$6,596,469
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2022
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$(522)	$30,358	$(211,465)	$(181,629)	$54,837	$(239,717)	$—	$—	$(105,973)	$(290,853)	$(472,482)	$734,318	$261,836
American Funds IS® Global Growth Class 4	$(577,890)	$3,076,153	$(11,134,484)	$(8,636,221)	$13,574,965	$101,889	$(1,476)	$—	$534,081	$14,209,459	$5,573,238	$28,557,768	$34,131,006
American Funds IS® Growth-Income Class 1	$7,342	$74,569	$(313,976)	$(232,065)	$251,209	$(53,143)	$—	$—	$(307,754)	$(109,688)	$(341,753)	$1,331,148	$989,395
American Funds IS® Growth-Income Class 4	$(236,796)	$2,062,684	$(5,728,039)	$(3,902,151)	$13,126,938	$(280,619)	$(1,093)	$—	$566,881	$13,412,107	$9,509,956	$18,076,077	$27,586,033
American Funds IS® International Growth and Income Class 4	$43,543	$2,088,131	$(2,905,303)	$(773,629)	$2,128,862	$7,561	$(194)	$—	$143,097	$2,279,326	$1,505,697	$4,323,192	$5,828,889
American Funds IS® International Class 1	$7,484	$11,958	$(163,564)	$(144,122)	$169,083	$(210,865)	$—	$—	$119,152	$77,370	$(66,752)	$570,837	$504,085
American Funds IS® International Class 4	$(21,189)	$424,656	$(1,194,038)	$(790,571)	$1,292,448	$(15,357)	$(145)	$—	$318,824	$1,595,770	$805,199	$3,132,211	$3,937,410
BlackRock Total Return V.I. Class I	$2,214	$(199)	$(27,145)	$(25,130)	$(2)	$(761)	$—	$—	$2,500	$1,737	$(23,393)	$167,772	$144,379
BlackRock Total Return V.I. Class III	$(375,296)	$(476,878)	$(8,866,508)	$(9,718,682)	$30,294,719	$401,939	$(2,278)	$—	$(3,908,884)	$26,785,496	$17,066,814	$47,740,662	$64,807,476
DFA VA International Small Portfolio	$3,423	$(13,093)	$(47,490)	$(57,160)	$15,895	$(32,765)	$—	$—	$(72,224)	$(89,094)	$(146,254)	$345,392	$199,138
DFA VA US Targeted Value	$(4,429)	$44,018	$(242,620)	$(203,031)	$187,245	$(400,519)	$—	$—	$(1,661,704)	$(1,874,978)	$(2,078,009)	$2,902,558	$824,549
Eaton Vance VT Floating- Rate Income Initial Share Class	$668,722	$(13,200)	$(1,775,441)	$(1,119,919)	$22,691,025	$302,453	$(490)	$—	$204,718	$23,197,706	$22,077,787	$14,317,533	$36,395,320
Fidelity® VIP Emerging Markets Initial Class	$9,560	$(84,156)	$(166,031)	$(240,627)	$189,192	$(282,869)	$—	$—	$90,610	$(3,067)	$(243,694)	$1,012,454	$768,760
Fidelity VIP Emerging Markets Service Class 2	$(73,561)	$(59,572)	$(2,865,081)	$(2,998,214)	$5,297,382	$93,121	$(545)	$—	$1,055,788	$6,445,746	$3,447,532	$12,312,593	$15,760,125
Fidelity VIP Energy Service Class 2	$71,367	$403,759	$2,387,413	$2,862,539	$7,653,659	$(14,476)	$(369)	$—	$996,359	$8,635,173	$11,497,712	$3,187,690	$14,685,402
Fidelity® VIP International Capital Appreciation Initial Class	$(1,909)	$19,865	$(214,299)	$(196,343)	$69,090	$(158,258)	$—	$—	$71,695	$(17,473)	$(213,816)	$769,052	$555,236
Fidelity VIP International Capital Appreciation Service Class 2	$(623,835)	$1,452,145	$(8,417,770)	$(7,589,460)	$13,579,894	$608,487	$(727)	$—	$2,287,369	$16,475,023	$8,885,563	$23,235,598	$32,121,161
Fidelity® VIP Value Initial Class	$14,398	$44,304	$(77,520)	$(18,818)	$113,085	$(40,207)	$—	$—	$831,008	$903,886	$885,068	$602,568	$1,487,636
Fidelity VIP Value Service Class 2	$(87,935)	$553,054	$(1,106,658)	$(641,539)	$11,629,503	$182,076	$(514)	$—	$1,196,716	$13,007,781	$12,366,242	$8,691,844	$21,058,086
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$(185,748)	$2,174,991	$(3,328,011)	$(1,338,768)	$6,291,592	$207,871	$(467)	$—	$(154,234)	$6,344,762	$5,005,994	$9,942,902	$14,948,896
Goldman Sachs VIT Core Fixed Income Service Shares	$(335,325)	$(114,928)	$(5,117,857)	$(5,568,110)	$15,705,994	$(289,510)	$(1,057)	$—	$(676,331)	$14,739,096	$9,170,986	$28,477,292	$37,648,278
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(145,684)	$32,392	$(1,208,229)	$(1,321,521)	$4,150,597	$25,235	$(293)	$—	$21,395	$4,196,934	$2,875,413	$5,064,960	$7,940,373
Janus Henderson Enterprise Institutional Class	$(3,086)	$194,690	$(400,965)	$(209,361)	$173,856	$(188,261)	$—	$—	$(19,503)	$(33,908)	$(243,269)	$1,325,200	$1,081,931
Janus Henderson VIT Enterprise Service Class	$(263,835)	$2,070,496	$(3,987,523)	$(2,180,862)	$6,332,241	$33,766	$(824)	$—	$(66,831)	$6,298,352	$4,117,490	$11,026,674	$15,144,164
Janus Henderson VIT Forty Service Class	$(892,536)	$6,350,512	$(20,642,721)	$(15,184,745)	$19,211,240	$460,744	$(1,930)	$—	$5,051,370	$24,721,424	$9,536,679	$34,298,617	$43,835,296
John Hancock Core Bond Trust Series I	$14,303	$(66,312)	$(90,628)	$(142,637)	$309,880	$(136,351)	$—	$—	$(231,497)	$(57,968)	$(200,605)	$974,407	$773,802
John Hancock VIT Core Bond Trust Series II	$(17,720)	$(73,399)	$(2,072,292)	$(2,163,411)	$6,657,367	$29,730	$(511)	$—	$(387,437)	$6,299,149	$4,135,738	$11,435,576	$15,571,314
John Hancock International Equity Index Trust Series I	$4,202	$2,005	$(31,152)	$(24,945)	$7,759	$(12,653)	$—	$—	$(101,929)	$(106,823)	$(131,768)	$285,310	$153,542
John Hancock International Small Company Trust Series II	$(8,030)	$148,527	$(482,165)	$(341,668)	$620,218	$55,127	$(58)	$—	$175,632	$850,919	$509,251	$1,662,478	$2,171,729
John Hancock Strategic Income Opportunities Trust Series I	$19,057	$(3,409)	$(82,776)	$(67,128)	$30,039	$(22,918)	$—	$—	$110,394	$117,515	$50,387	$553,411	$603,798
John Hancock Strategic Income Opportunities Trust Series II	$269,989	$(122,953)	$(2,588,748)	$(2,441,712)	$11,223,223	$(163,106)	$(671)	$—	$(1,219,177)	$9,840,269	$7,398,557	$16,106,225	$23,504,782
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$4,679	$128,349	$(183,126)	$(50,098)	$450,709	$(116,828)	$—	$—	$484,676	$818,557	$768,459	$268,398	$1,036,857
MFS® VIT II - Core Equity Service Class	$(383,728)	$2,044,312	$(4,718,005)	$(3,057,421)	$11,499,446	$581,987	$(558)	$—	$174,707	$12,255,582	$9,198,161	$12,276,626	$21,474,787
MFS® VIT III Global Real Estate Service Class	$(30,036)	$220,145	$(1,292,723)	$(1,102,614)	$1,983,161	$23,449	$(178)	$—	$512,339	$2,518,771	$1,416,157	$2,762,005	$4,178,162
MFS® VIT II - MFS® Corporate Bond Initial Class	$7,366	$(1,878)	$(60,271)	$(54,783)	$49,702	$(22,008)	$—	$—	$(61,520)	$(33,826)	$(88,609)	$312,601	$223,992
MFS® VIT III - MFS® Global Real Estate Initial Class	$1,537	$8,610	$(60,888)	$(50,741)	$9,343	$(81,605)	$—	$—	$69,502	$(2,760)	$(53,501)	$176,175	$122,674
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$538	$19,344	$(125,231)	$(105,349)	$53,237	$(75,649)	$—	$—	$(40,514)	$(62,926)	$(168,275)	$460,103	$291,828
MFS® VIT III - MFS® Mid Cap Value Initial Class	$10,960	$39,828	$(227,669)	$(176,881)	$295,758	$(97,830)	$—	$—	$(1,092,261)	$(894,333)	$(1,071,214)	$1,841,588	$770,374
MFS® VIT III Mid Cap Value Service Class	$(91,964)	$600,897	$(1,122,833)	$(613,900)	$3,650,382	$(124,626)	$(434)	$—	$61,994	$3,587,316	$2,973,416	$5,014,460	$7,987,876
MFS® VIT - New Discovery Series Service Class	$(334,047)	$5,229,082	$(9,692,760)	$(4,797,725)	$6,298,406	$36,309	$(824)	$—	$1,441,325	$7,775,216	$2,977,491	$12,791,561	$15,769,052
MFS® VIT II - MFS® Technology Initial Class	$(6,011)	$76,052	$(584,737)	$(514,696)	$89,332	$(93,414)	$—	$—	$(89,295)	$(93,377)	$(608,073)	$1,462,707	$854,634
MFS® VIT II Technology Service Class	$(435,304)	$1,890,453	$(9,788,126)	$(8,332,977)	$8,291,518	$256,744	$(988)	$—	$3,060,235	$11,607,509	$3,274,532	$17,892,235	$21,166,767
MFS® VIT - MFS® Value Series Initial Class	$6,584	$50,138	$(92,574)	$(35,852)	$198,028	$(57,760)	$—	$—	$(7,415)	$132,853	$97,001	$645,557	$742,558
MFS® VIT Value Series Service Class	$(106,636)	$703,742	$(1,143,106)	$(546,000)	$7,446,443	$99,471	$(470)	$—	$(1,003,490)	$6,541,954	$5,995,954	$7,619,987	$13,615,941
PIMCO VIT Emerging Markets Bond Institutional Class	$4,444	$(11,044)	$(15,486)	$(22,086)	$31,591	$(6,094)	$—	$—	$(75,475)	$(49,978)	$(72,064)	$163,853	$91,789
PIMCO VIT Emerging Markets Bond Advisor Class	$37,209	$(8,922)	$(299,254)	$(270,967)	$413,885	$(1,168)	$(95)	$—	$78,211	$490,833	$219,866	$1,457,694	$1,677,560
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$1,504	$(10,793)	$(5,912)	$(15,201)	$159,985	$(68,531)	$—	$—	$22,922	$114,376	$99,175	$77,574	$176,749
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$(50,080)	$11,631	$(578,095)	$(616,544)	$1,847,409	$138,863	$(146)	$—	$(15,911)	$1,970,215	$1,353,671	$4,023,891	$5,377,562
PIMCO VIT Long-Term U.S. Government Institutional Class	$6,010	$(69,576)	$(92,361)	$(155,927)	$129,023	$(38,363)	$—	$—	$(128,735)	$(38,075)	$(194,002)	$517,164	$323,162
PIMCO VIT Long-Term US Government Advisor Class	$(74,696)	$(307,319)	$(4,384,665)	$(4,766,680)	$5,100,260	$(1,177)	$(736)	$—	$517,586	$5,615,933	$849,253	$13,095,499	$13,944,752
PIMCO VIT Real Return Institutional Class	$29,768	$(2,314)	$(118,370)	$(90,916)	$34,909	$(120,413)	$—	$—	$1,646,885	$1,561,381	$1,470,465	$225,905	$1,696,370
PIMCO VIT Real Return Advisor Class	$1,645,337	$(64,842)	$(7,314,957)	$(5,734,462)	$25,404,666	$672,206	$(1,091)	$—	$1,655,585	$27,731,366	$21,996,904	$28,718,691	$50,715,595
Principal Capital Appreciation Class 2	$(169,959)	$1,394,032	$(2,952,189)	$(1,728,116)	$6,666,990	$339,105	$(395)	$—	$545,414	$7,551,114	$5,822,998	$7,876,327	$13,699,325
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Principal Diversified International	$5,232	$27,461	$(94,614)	$(61,921)	$13,066	$(8,054)	$—	$—	$30,176	$35,188	$(26,733)	$297,456	$270,723
Principal Government & High Quality Bond	$3,260	$(2,355)	$(58,954)	$(58,049)	$152,804	$(22,896)	$—	$—	$32,306	$162,214	$104,165	$423,127	$527,292
Principal Small Cap	$(3,156)	$92,838	$(182,143)	$(92,461)	$195,573	$(98,845)	$—	$—	$(8,007)	$88,721	$(3,740)	$483,308	$479,568
Principal VC Equity Income Class 2	$(89,214)	$2,147,472	$(4,201,482)	$(2,143,224)	$8,566,106	$484,190	$(632)	$—	$(767,987)	$8,281,677	$6,138,453	$15,259,817	$21,398,270
Putnam VT International Value Class 1B	$(21,305)	$71,043	$(172,545)	$(122,807)	$2,180,210	$2,296	$(126)	$—	$213,847	$2,396,227	$2,273,420	$1,973,232	$4,246,652
Putnam VT Research Class 1B	$(231,091)	$722,146	$(2,809,841)	$(2,318,786)	$6,304,491	$252,021	$(458)	$—	$(97,659)	$6,458,395	$4,139,609	$10,574,866	$14,714,475
Templeton Global Bond VIP Class 1	$(3,720)	$(27,611)	$14,451	$(16,880)	$127,519	$(164,260)	$—	$—	$468,060	$431,319	$414,439	$419,572	$834,011
Templeton Global Bond VIP Class 2	$(113,820)	$(26,822)	$(149,503)	$(290,145)	$2,391,196	$(12,142)	$(146)	$—	$(154,588)	$2,224,320	$1,934,175	$3,731,512	$5,665,687
Thrivent Aggressive Allocation	$(7,717,736)	$179,399,261	$(475,728,606)	$(304,047,081)	$123,388,445	$(99,886,138)	$(170,818)	$(3,898)	$(774,582)	$22,553,009	$(281,494,072)	$1,592,020,437	$1,310,526,365
Thrivent All Cap	$(919,324)	$22,141,398	$(47,173,034)	$(25,950,960)	$9,000,554	$(7,063,122)	$(4,591)	$(2,421)	$(585,419)	$1,345,001	$(24,605,959)	$133,898,909	$109,292,950
Thrivent Balanced Income Plus	$2,445,774	$22,630,575	$(76,219,917)	$(51,143,568)	$13,395,531	$(23,045,803)	$(8,781)	$(5,770)	$(5,198,347)	$(14,863,170)	$(66,006,738)	$345,191,744	$279,185,006
Thrivent Diversified Income Plus	$11,268,088	$38,369,800	$(153,800,032)	$(104,162,144)	$26,021,405	$(70,541,886)	$(23,328)	$(4,546)	$(21,766,593)	$(66,314,948)	$(170,477,092)	$788,123,628	$617,646,536
Thrivent Emerging Markets Equity	$(293,213)	$461,041	$(21,909,683)	$(21,741,855)	$2,681,936	$(4,855,363)	$(3,196)	$(794)	$(1,034,395)	$(3,211,812)	$(24,953,667)	$81,336,910	$56,383,243
Thrivent ESG Index	$(345,667)	$360,323	$(8,127,357)	$(8,112,701)	$8,200,887	$(1,564,943)	$(1,823)	$—	$2,264,916	$8,899,037	$786,336	$30,914,809	$31,701,145
Thrivent Global Stock	$(378,153)	$27,927,102	$(76,925,420)	$(49,376,471)	$9,595,343	$(15,531,802)	$(6,205)	$(1,777)	$(3,663,965)	$(9,608,406)	$(58,984,877)	$247,555,704	$188,570,827
Thrivent Government Bond	$1,211,736	$(3,946,816)	$(16,799,307)	$(19,534,387)	$11,403,422	$(13,990,853)	$(6,311)	$341	$(11,184,751)	$(13,778,152)	$(33,312,539)	$173,524,548	$140,212,009
Thrivent Healthcare	$(2,734,998)	$39,509,557	$(55,888,932)	$(19,114,373)	$15,625,327	$(16,472,743)	$(13,054)	$457	$(4,941,737)	$(5,801,750)	$(24,916,123)	$279,464,082	$254,547,959
Thrivent High Yield	$12,102,903	$(6,631,481)	$(45,710,129)	$(40,238,707)	$60,512,694	$(18,426,271)	$(11,841)	$(3,353)	$(14,740,523)	$27,330,706	$(12,908,001)	$333,603,985	$320,695,984
Thrivent Income	$7,640,958	$1,896,489	$(90,944,096)	$(81,406,649)	$51,640,903	$(30,013,482)	$(12,932)	$(1,941)	$(35,727,299)	$(14,114,751)	$(95,521,400)	$481,017,558	$385,496,158
Thrivent International Allocation	$3,329,178	$17,064,926	$(74,267,168)	$(53,873,064)	$7,266,078	$(18,630,455)	$(6,893)	$(1,527)	$(2,206,655)	$(13,579,452)	$(67,452,516)	$278,430,874	$210,978,358
Thrivent International Index	$165,279	$(141,778)	$(3,317,383)	$(3,293,882)	$6,043,112	$(404,057)	$(1,159)	$(106)	$1,257,675	$6,895,465	$3,601,583	$20,093,484	$23,695,067
Thrivent Large Cap Growth	$(13,143,261)	$95,970,724	$(506,822,450)	$(423,994,987)	$79,112,954	$(64,344,905)	$(42,529)	$(20,251)	$(9,880,193)	$4,825,076	$(419,169,911)	$1,235,655,537	$816,485,626
Thrivent Large Cap Index	$(1,780,824)	$83,261,464	$(312,420,228)	$(230,939,588)	$91,820,637	$(64,375,823)	$(45,086)	$(7,997)	$(29,027,042)	$(1,635,311)	$(232,574,899)	$1,196,717,061	$964,142,162
Thrivent Large Cap Value	$(135,862)	$42,375,547	$(67,759,907)	$(25,520,222)	$41,797,268	$(34,460,027)	$(10,122)	$3,810	$75,908,516	$83,239,445	$57,719,223	$392,185,141	$449,904,364
Thrivent Limited Maturity Bond	$2,357,071	$(3,904,550)	$(19,536,402)	$(21,083,881)	$38,187,382	$(48,198,732)	$(10,717)	$3,332	$(20,544,303)	$(30,563,038)	$(51,646,919)	$383,309,678	$331,662,759
Thrivent Low Volatility Equity	$(112,523)	$3,554,063	$(9,677,579)	$(6,236,039)	$6,055,247	$(3,319,017)	$(1,152)	$73	$1,241,876	$3,977,027	$(2,259,012)	$51,767,009	$49,507,997
Thrivent Mid Cap Growth	$(811,993)	$(821,314)	$(14,707,951)	$(16,341,258)	$10,140,707	$(2,864,236)	$(3,450)	$—	$7,908,582	$15,181,603	$(1,159,655)	$51,338,068	$50,178,413
Thrivent Mid Cap Index	$(1,332,794)	$55,877,797	$(130,934,995)	$(76,389,992)	$36,596,005	$(28,242,930)	$(23,690)	$(70)	$(14,063,043)	$(5,733,728)	$(82,123,720)	$532,282,428	$450,158,708
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Mid Cap Stock	$(5,868,402)	$104,250,592	$(217,723,491)	$(119,341,301)	$54,573,251	$(32,853,119)	$(21,024)	$(9,262)	$112,950	$21,802,796	$(97,538,505)	$619,228,569	$521,690,064
Thrivent Mid Cap Value	$(590,598)	$263,503	$(2,215,468)	$(2,542,563)	$8,554,848	$(2,306,720)	$(1,500)	$—	$17,200,723	$23,447,351	$20,904,788	$27,150,058	$48,054,846
Thrivent Moderate Allocation	$4,879,353	$727,991,499	$(2,532,287,165)	$(1,799,416,313)	$244,258,116	$(766,710,057)	$(324,878)	$(70,130)	$(107,343,645)	$(630,190,594)	$(2,429,606,907)	$10,460,789,782	$8,031,182,875
Thrivent Moderately Aggressive Allocation	$(9,743,637)	$603,636,383	$(1,831,250,761)	$(1,237,358,015)	$247,545,323	$(420,660,276)	$(391,428)	$(11,831)	$(70,415,343)	$(243,933,555)	$(1,481,291,570)	$6,720,738,329	$5,239,446,759
Thrivent Moderately Conservative Allocation	$26,813,218	$206,289,507	$(1,072,795,357)	$(839,692,632)	$79,119,817	$(399,073,086)	$(114,391)	$42,966	$(88,133,030)	$(408,157,724)	$(1,247,850,356)	$5,354,916,413	$4,107,066,057
Thrivent Money Market	$588,452	$—	$—	$588,452	$50,663,733	$(59,215,349)	$(9,227)	$1	$107,906,827	$99,345,985	$99,934,437	$202,004,399	$301,938,836
Thrivent Multidimensional Income	$626,276	$(1,492,862)	$(8,596,284)	$(9,462,870)	$4,425,414	$(4,989,616)	$(736)	$(142)	$8,685,968	$8,120,888	$(1,341,982)	$54,555,569	$53,213,587
Thrivent Opportunity Income Plus	$5,219,102	$(5,817,390)	$(24,318,041)	$(24,916,329)	$6,379,515	$(23,675,516)	$(4,743)	$1,014	$(6,439,592)	$(23,739,322)	$(48,655,651)	$218,770,327	$170,114,676
Thrivent Real Estate Securities	$(220,013)	$10,990,295	$(58,838,884)	$(48,068,602)	$7,911,249	$(10,752,373)	$(5,613)	$(6,588)	$(3,519,999)	$(6,373,324)	$(54,441,926)	$182,777,809	$128,335,883
Thrivent Small Cap Growth	$(1,347,140)	$6,279,466	$(28,016,227)	$(23,083,901)	$13,509,956	$(4,488,049)	$(5,573)	$(202)	$4,034,306	$13,050,438	$(10,033,463)	$94,094,140	$84,060,677
Thrivent Small Cap Index	$(1,099,929)	$46,613,299	$(134,875,090)	$(89,361,720)	$40,738,251	$(26,443,891)	$(21,928)	$(1,364)	$(11,277,159)	$2,993,909	$(86,367,811)	$512,703,893	$426,336,082
Thrivent Small Cap Stock	$(3,348,734)	$59,219,631	$(95,135,037)	$(39,264,140)	$36,273,287	$(19,115,700)	$(10,503)	$(5,785)	$2,675,074	$19,816,373	$(19,447,767)	$331,659,086	$312,211,319
Vanguard® VIF Capital Growth	$1,623	$105,056	$(279,989)	$(173,310)	$51,117	$(126,218)	$—	$—	$(89,054)	$(164,155)	$(337,465)	$1,108,183	$770,718
Vanguard® VIF International	$12,159	$303,038	$(1,204,270)	$(889,073)	$198,891	$(145,247)	$—	$—	$246,753	$300,397	$(588,676)	$2,773,429	$2,184,753
Vanguard® VIF Short-Term Investment-Grade	$25,464	$(118,891)	$(84,109)	$(177,536)	$378,382	$(185,119)	$—	$—	$(1,497,716)	$(1,304,453)	$(1,481,989)	$2,779,729	$1,297,740
Vanguard® VIF Small Company Growth	$(2,954)	$137,779	$(303,712)	$(168,887)	$7,959	$(37,480)	$—	$—	$(29,772)	$(59,293)	$(228,180)	$682,991	$454,811
Vanguard® VIF Total Bond Market Index	$96,578	$(157,649)	$(898,198)	$(959,269)	$975,480	$(880,197)	$—	$—	$(428,233)	$(332,950)	$(1,292,219)	$6,837,588	$5,545,369
Vanguard® VIF Total Stock Market Index	$52,306	$614,040	$(2,161,285)	$(1,494,939)	$453,900	$(644,632)	$—	$—	$(194,549)	$(385,281)	$(1,880,220)	$7,864,503	$5,984,283
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2023
(1) ORGANIZATION
The Thrivent Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on October 31, 2002, contains 99 subaccounts as shown below. 32 of the subaccounts invest in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds.) For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2023, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
*American Funds IS® Global Growth	American Funds Insurance Series — Global Growth Portfolio Class 1
**American Funds IS® Global Growth Class 4	American Funds Insurance Series — Global Growth Portfolio Class 4
*American Funds IS® Growth- Income	American Funds Insurance Series — Growth-Income Portfolio Class 1
**American Funds IS® Growth-Income Class 4	American Funds Insurance Series — Growth-Income Portfolio Class 4
**American Funds IS International Growth and Income Class 4	American Funds Insurance Series — International Growth and Income Portfolio Class 4
*American Funds IS® International	American Funds Insurance Series — International Portfolio Class 1
**American Funds IS® International Class 4	American Funds Insurance Series — International Portfolio Class 4
*BlackRock Total Return V.I. Class I	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class I
**BlackRock Total Return V.I. Class III	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class III
*DFA VA International Small Portfolio	Dimensional Instutional Class- International Small Portfolio
*DFA VA US Targeted Value	Dimensional Instutional Class- Targeted Value Portfolio
**Eaton Vance VT Floating- Rate Income	Eaton Vance VT Floating-Rate Income Initial Share Class
*Fidelity® VIP Emerging Markets Initial Class	Fidelity Variable Insurance Products — Emerging Markets Portfolio Initial Class
**Fidelity VIP Emerging Markets Service Class 2	Fidelity Variable Insurance Products — Emerging Markets Portfolio Service Class 2
**Fidelity VIP Energy Service Class 2	Fidelity Variable Insurance Products — Energy Portfolio Service Class 2
*Fidelity® VIP International Capital Appreciation Initial Class	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Initial Class
**Fidelity® VIP International Capital Appreciation Service Class 2	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Service Class 2

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
*Fidelity® VIP Value Initial Class	Fidelity Variable Insurance Products — Value Portfolio Initial Class
**Fidelity VIP Value Service Class 2	Fidelity Variable Insurance Products — Value Portfolio Service Class 2
**Franklin Small Cap Value VIP Class 2	Franklin Small Cap Value VIP Portfolio Class 2
**Goldman Sachs VIT Core Fixed Income Service Shares	Goldman Sachs VIT Core Fixed Income Portfolio Service Shares
**Goldman Sachs VIT Small Cap Equity Insights Service Shares	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Shares
*Janus Henderson Enterprise Institutional Class	Janus Henderson Institutional Class — Enterprise Portfolio
**Janus Henderson VIT Enterprise Service Class	Janus Henderson VIT Enterprise Portfolio Service Shares
**Janus Henderson VIT Forty Service Class	Janus Henderson VIT Forty Portfolio Service Shares
*John Hancock Core Bond Trust Series I	John Hancock Core Bond Trust Portfolio Series I
**John Hancock VIT Core Bond Trust Series II	John Hancock Core Bond Trust Portfolio Series II
*John Hancock International Equity Index Trust Series I	John Hancock International Equity Index Trust Portfolio Series I
**John Hancock International Small Company Trust Series II	John Hancock International Small Company Trust Portfolio Series II
*John Hancock Strategic Income Opportunities Trust Series I	John Hancock Strategic Income Opportunities Trust Portfolio Series I
**John Hancock Strategic Income Opportunities Trust Series II	John Hancock Strategic Income Opportunities Trust Portfolio Series II
*MFS® VIT II — **MFS® Blended Research Core Equity	MFS Blended Research Core Equity Portfolio Initial Class
**MFS® VIT II — Core Equity Service Class	MFS Variable Insurance Trust II — Core Equity Portfolio Service Share Class
**MFS® VIT III Global Real Estate Service Class	MFS Variable Insurance Trust III — Global Real Estate Portfolio Service Share Class
*MFS® VIT II — **MFS® Corporate Bond	MFS Corporate Bond Portfolio Initial Class
*MFS® VIT III — **MFS® Global Real Estate	MFS Global Real Estate Portfolio Initial Class

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
*MFS® VIT II — **MFS® International Intrinsic Value	MFS International Intrinsic Value Portfolio Initial Class
*MFS® VIT III — **MFS® Mid Cap Value	MFS Mid Cap Value Portfolio Initial Class
**MFS® VIT III Mid Cap Value Service Class	MFS Variable Insurance Trust III — Mid Cap Value Portfolio Service Share Class
**MFS® VIT — New Discovery Series Service Class	MFS Variable Insurance Trust — New Discovery Sereies Service Share Class
*MFS® VIT II — MFS® Technology Initial Class	MFS Initial Class — Technology Portfolio
**MFS® VIT II Technology Service Class	MFS Variable Insurance Trust II — Techonology Portfolio Service Share Class
*MFS® VIT — **MFS® Value Series	MFS Value Series Portfolio Initial Class
**MFS® VIT Value Series Service Class	MFS Variable Insurance Trust — Value Series Service Share Class
*PIMCO VIT Emerging Markets Bond Institutional Class	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
**PIMCO VIT Emerging Markets Bond Advisor Class	PIMCO VIT Emerging Markets Bond Advisor Class
*PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	PIMCO VIT Global Bond Opportunities (Unhedged) Portfolio Institutional Class
**PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	PIMC VIT — Global Bond Opportunities (Unhedged) Portfolio Advisor Class
*PIMCO VIT Long-Term U.S. Government Institutional Class	PIMCO VIT Long -Term U.S. Goverment Portfolio Institutional Class
**PIMCO VIT Long-Term US Government Advisor Class	PIMCO VIT — Long -Term U.S. Goverment Portfolio Advisor Class
*PIMCO VIT Real Return Institutional Class	PIMCO VIT Real Return Portfolio Institutional Class
**PIMCO VIT Real Return Advisor Class	PIMCO VIT — Real Return Portfolio Advisor Class
**Principal Capital Appreciation Class 2	Principal Capital Appreciation Portfolio Class 2
*Principal Diversified International	Principal Variable Contracts Funds, Inc. — Diversified International Portfolio
*Principal Government & High Quality Bond	Principal Variable Contracts Funds, Inc. — Government & High Quality Bond Portfolio
*Principal Small Cap	Principal Variable Contracts Funds, Inc. — Small Cap Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
**Principal VC Equity Income Class 2	Principal VC Equity Income Portfolio Class 2
**Putnam VT International Value Class 1B	Putnam VT International Value Portfolio Class 1B
**Putnam VT Research Class 1B	Putnam VT Research Portfolio Class 1B
*Templeton Global Bond VIP Class 1	Templeton Global Bond VIP Portfolio Class 1
**Templeton Global Bond VIP Class 2	Templeton Global Bond VIP Portfolio Class 2
***Thrivent Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
****Thrivent All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
****Thrivent Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
****Thrivent Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
****Thrivent Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
****Thrivent ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
****Thrivent Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
***Thrivent Government Bond	Thrivent Series Fund, Inc. — Government Bond
****Thrivent Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
****Thrivent High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
****Thrivent Income	Thrivent Series Fund, Inc. — Income Portfolio
****Thrivent International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
****Thrivent International Index	Thrivent Series Fund, Inc. — International Index Portfolio
****Thrivent Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
****Thrivent Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
****Thrivent Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
****Thrivent Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
****Thrivent Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
****Thrivent Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
****Thrivent Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
****Thrivent Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
****Thrivent Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
***Thrivent Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
***Thrivent Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
***Thrivent Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
****Thrivent Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
****Thrivent Mulitidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
****Thrivent Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
****Thrivent Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
****Thrivent Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
****Thrivent Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
****Thrivent Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
*Vanguard® VIF Capital Growth	Vanguard Variable Insurance Fund — Capital Growth Portfolio
*Vanguard® VIF International	Vanguard Variable Insurance Fund — International Portfolio
*Vanguard® VIF Short-Term Investment-Grade	Vanguard Variable Insurance Fund — Short-Term Investment Grade Portfolio
*Vanguard® VIF Small Company Growth	Vanguard Variable Insurance Fund — Small Company Growth Portfolio
*Vanguard® VIF Total Bond Market Index	Vanguard Variable Insurance Fund — Total Bond Market Index Portfolio
*Vanguard® VIF Total Stock Market Index	Vanguard Variable Insurance Fund — Total Stock Market Index Portfolio
*Available in AdvisorFlex Variable Annuity only.**Available in Retirement Choice Variable Annuity only.***Available in Thrivent Variable Annuity 2002 and 2005 Series and Retirement Choice only.****Available in Thrivent Variable Annuity 2002 and 2005 Series, AdvisorFlex and Retirement Choice only.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to Section VM-21 of the NAIC Valuation Manual. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered in whole or in part during the first seven years the contract is in force. The surrender charge is 6% during the first Contract Year for the 2002 series and 7% for the 2005 series. This charge decreases by 1% each subsequent contract year. The surrender charge for the AdvisorFlex VA Series is 2% during the first Contract Year and 1% for the second and third Contract Years. No surrender charge is deducted for surrenders occurring more than 3 years since the first premium was applied. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.10% — 2.50% of the average daily net assets of the Variable Account for the 2002 and 2005 series depending on the death benefit option of the contract as shown below. For AdvisorFlex VA series, a daily charge equivalent to an annual rate of 0.40% of the average daily net assets of the Variable Account is deducted for mortality and expense charges. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95% for the 2002 and 2005 series. For the AdvisorFlex VA series, this rate is 0.40%. An administrative charge equivalent to an annual rate of 0.75% is charged for contracts that have the return protection allocation (RPA) benefit.*
Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With Basic Death Benefit only	1.10%	1.25%
With Maximum Anniversary Death Benefit (MADB)	1.20	1.35
With Premium Accumulation Death Benefit (PADB)	1.35	1.50
With Earnings Addition Death Benefit (EADB)	1.30	1.45
With MADB and PADB	1.40	1.55
With MADB and EADB	1.35	1.50
With PADB and EADB	1.50	1.65

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With MADB, PADB and EADB	1.55	1.70
With Basic Death Benefit & Return Protection Allocation (RPA)	1.85	2.00
With MADB and RPA	1.95	2.10

Mortality and Expense Risk Charge 2005 Series	Years 1-7	After 7 years
With Basic Death Benefit only	1.25%	1.15%
With MADB	1.45	1.35
With PADB	1.65	1.55
With EADB	1.50	1.40
With MADB and PADB	1.75	1.65
With MADB and EADB	1.60	1.50
With PADB and EADB	1.80	1.70
With MADB, PADB and EADB	1.90	1.80
With Basic Death Benefit & RPA	2.00	1.90
With MADB and RPA	2.20	2.10
With GLWB (Guaranteed Lifetime Withdrawal Benefit)	2.00-2.50	1.90-2.40

Mortality and Expense Risk Charge AdvisorFlex VA Series	Current	Maximum
With Basic Death Benefit only	0.40%	0.50%
With MADB**	0.60%	0.90%

Mortality and Expense Risk Charge Retirement Choice Series	Current	Maximum
With Basic Death Benefit only	1.25%	1.25%
With MADB	1.50%	1.75%
With GLWB	1.55%	3.75%
*The current RPA charge is 0.75% except for the 10 year allocation period in the RP Moderately Conservative Allocation which has a current charge of 0.50%.** The MADB charge for AdvisorFlex Variable Annuity is deducted quarterly, beginning three months after the Date of Issue. The MADB charge is deducted from theFixed Account and the Subaccounts of the Variable Account on a pro rata basis.
Fund Facilitation Fees AdvisorFlex Variable Annuity
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for expenses assumed from contracts with the Variable Investment Trusts. The charge is based on the average daily net assets of the Variable Account.
Subaccount	Current	Maximum
American Funds IS® Global Growth	0.35%	0.40%
American Funds IS® Growth-Income	0.35%	0.40%
American Funds IS® International	0.35%	0.40%
BlackRock Total Return V.I.	0.35%	0.40%
DFA VA International Small Portfolio	0.35%	0.40%
DFA VA US Targeted Value	0.35%	0.40%
Fidelity VIP Emerging Markets	0.20%	0.40%
Fidelity VIP Intl Capital Appreciation	0.20%	0.40%
Fidelity VIP Value	0.20%	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

Subaccount	Current	Maximum
Janus Henderson Enterprise	0.20%	0.40%
JHVIT Core Bond Trust	0.10%	0.40%
JHVIT International Equity Index Trust B	0.10%	0.40%
JHVIT Strategic Income Opportunities Trust	0.10%	0.40%
MFS VIT II Blended Research Core Equity	0.10%	0.40%
MFS VIT II Corporate Bond	0.10%	0.40%
MFS VIT II International Intrinsic Value	0.10%	0.40%
MFS VIT II Technology	0.10%	0.40%
MFS VIT III Global Real Estate	0.10%	0.40%
MFS VIT III Mid Cap Value	0.10%	0.40%
MFS VIT Value Series	0.10%	0.40%
PIMCO VIT Emerging Markets Bond	0.35%	0.40%
PIMCO VIT Global Bond Opportunites (Unhedged)	0.35%	0.40%
PIMCO VIT Long-Term U.S. Government	0.35%	0.40%
PIMCO VIT Real Return	0.35%	0.40%
Principal Diversified International	0.35%	0.40%
Principal Government & High Quality Bond	0.35%	0.40%
Principal Small Cap	0.35%	0.40%
Templeton Global Bond VIP	0.20%	0.40%
Vanguard VIF Capital Growth	0.35%	0.40%
Vanguard VIF International	0.35%	0.40%
Vanguard VIF Short-Term Investment-Grade	0.35%	0.40%
Vanguard VIF Small Company Growth	0.35%	0.40%
Vanguard VIF Total Bond Market Index	0.10%	0.40%
Vanguard VIF Total Stock Market Index	0.10%	0.40%
Additionally, during the year ended December 31, 2023, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
American Funds IS® Global Growth Class 1	36,233	4,434	(23,427)	17,240	806	(3,615)	14,431
American Funds IS® Global Growth Class 4	2,001,793	2,822,260	(1,597,494)	3,226,559	1,489,563	(954,018)	3,762,104
American Funds IS® Growth-Income Class 1	69,963	16,774	(24,151)	62,586	1,887	(1,651)	62,822
American Funds IS® Growth-Income Class 4	1,263,016	2,122,966	(1,042,828)	2,343,154	929,920	(462,461)	2,810,613
American Funds IS® International Growth and Income Class 4	335,829	397,084	(190,182)	542,731	314,681	(173,073)	684,339

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
American Funds IS® International Class 1	43,709	27,292	(22,042)	48,959	13,868	(14,357)	48,470
American Funds IS® International Class 4	252,971	272,849	(118,118)	407,702	133,720	(84,572)	456,850
BlackRock Total Return V.I. Class I	14,684	228	(71)	14,841	24,320	(580)	38,581
BlackRock Total Return V.I. Class III	4,819,795	7,439,538	(4,516,660)	7,742,673	3,821,045	(1,954,901)	9,608,817
DFA VA International Small Portfolio	25,610	1,975	(9,521)	18,064	3,431	(2,386)	19,109
DFA VA US Targeted Value	182,156	23,945	(151,680)	54,421	85,831	(22,655)	117,597
Eaton Vance VT Floating- Rate Income Initial Share Class	1,323,842	4,057,406	(1,877,853)	3,503,395	1,962,784	(995,066)	4,471,113
Fidelity® VIP Emerging Markets Initial Class	64,683	23,652	(26,482)	61,853	22,495	(18,720)	65,628
Fidelity VIP Emerging Markets Service Class 2	937,607	1,181,357	(592,783)	1,526,181	672,760	(468,350)	1,730,591
Fidelity VIP Energy Service Class 2	193,497	865,956	(505,260)	554,193	414,976	(334,536)	634,633
Fidelity® VIP International Capital Appreciation Initial Class	43,837	18,683	(19,261)	43,259	13,891	(9,281)	47,869
Fidelity VIP International Capital Appreciation Service Class 2	1,705,920	2,762,373	(1,216,141)	3,252,152	1,706,129	(1,054,146)	3,904,135
Fidelity® VIP Value Initial Class	36,332	68,900	(11,126)	94,106	9,498	(62,129)	41,475
Fidelity VIP Value Service Class 2	517,398	1,502,383	(693,634)	1,326,147	925,656	(463,934)	1,787,869
Franklin Small Cap Value VIP Class 2	627,010	1,021,614	(587,271)	1,061,353	616,005	(368,598)	1,308,760
Goldman Sachs VIT Core Fixed Income Service Shares	2,902,428	3,694,627	(2,064,620)	4,532,435	2,730,659	(1,242,446)	6,020,648
Goldman Sachs VIT Small Cap Equity Insights Service Shares	324,002	585,687	(269,713)	639,976	332,389	(185,107)	787,258
Janus Henderson Enterprise Institutional Class	64,866	16,841	(18,327)	63,380	1,201	(9,195)	55,386
Janus Henderson VIT Enterprise Service Class	752,121	932,316	(437,039)	1,247,398	1,094,069	(465,299)	1,876,168
Janus Henderson VIT Forty Service Class	2,269,317	4,000,990	(1,838,924)	4,431,383	2,046,846	(1,439,490)	5,038,739
John Hancock Core Bond Trust Series I	85,822	46,602	(53,129)	79,295	6,119	(14,472)	70,942
John Hancock Core Bond Trust Series II	1,168,969	1,649,433	(948,397)	1,870,005	1,503,232	(687,965)	2,685,272
John Hancock International Equity Index Trust B Series I	21,173	12,142	(19,656)	13,659	14,039	(12,188)	15,510
John Hancock International Small Company Trust Series II	116,295	121,400	(49,301)	188,394	91,657	(47,702)	232,349

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
John Hancock Strategic Income Opportunities Trust Series I	48,004	18,893	(8,380)	58,517	5,111	(7,849)	55,779
John Hancock Strategic Income Opportunities Trust Series II	1,500,673	2,258,554	(1,287,058)	2,472,169	1,355,156	(703,121)	3,124,204
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	13,871	58,314	(8,070)	64,115	7,479	(27,032)	44,562
MFS® VIT II - Core Equity Service Class	822,895	1,637,481	(694,009)	1,766,367	919,776	(546,342)	2,139,801
MFS® VIT III Global Real Estate Service Class	186,083	318,665	(113,566)	391,182	206,165	(88,841)	508,506
MFS® VIT II - MFS® Corporate Bond Initial Class	25,791	4,747	(8,333)	22,205	1,185	(398)	22,992
MFS® VIT III - MFS® Global Real Estate Initial Class	10,457	7,159	(7,600)	10,016	810	(3,251)	7,575
MFS® VIT II - MFS® International Intrinsic Value Initial Class	28,298	4,698	(9,398)	23,598	1,249	(5,850)	18,997
MFS® VIT III - MFS® Mid Cap Value Initial Class	111,218	26,403	(86,360)	51,261	2,292	(16,251)	37,302
MFS® VIT III Mid Cap Value Service Class	311,929	517,480	(276,484)	552,925	342,345	(173,285)	721,985
MFS® VIT - New Discovery Series Service Class	926,447	1,371,605	(646,096)	1,651,956	840,939	(501,801)	1,991,094
MFS® VIT II - MFS® Technology Initial Class	56,216	5,876	(10,755)	51,337	12,637	(6,907)	57,067
MFS® VIT II Technology Service Class	1,291,379	1,995,047	(874,881)	2,411,545	1,413,841	(1,025,915)	2,799,471
MFS® VIT - MFS® Value Initial Class	40,414	16,934	(7,695)	49,653	6,256	(18,742)	37,167
MFS® VIT Value Series Service Class	520,766	1,005,042	(521,915)	1,003,893	545,754	(295,979)	1,253,668
PIMCO VIT Emerging Markets Bond Institutional Class	14,295	4,839	(9,576)	9,558	147	(880)	8,825
PIMCO VIT Emerging Markets Bond Advisor Class	139,447	107,988	(54,448)	192,987	101,364	(53,825)	240,526
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	7,199	38,472	(27,133)	18,538	2,216	(12,004)	8,750
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	389,840	479,965	(276,448)	593,357	230,134	(121,685)	701,806
PIMCO VIT Long-Term U.S. Government Institutional Class	41,816	15,314	(20,172)	36,958	10,423	(20,583)	26,798

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
PIMCO VIT Long-Term US Government Advisor Class	1,444,284	1,953,339	(1,205,934)	2,191,689	1,743,374	(774,667)	3,160,396
PIMCO VIT Real Return Institutional Class	18,139	153,083	(15,667)	155,555	15,886	(112,994)	58,447
PIMCO VIT Real Return Advisor Class	2,632,206	5,337,704	(2,621,954)	5,347,956	3,293,651	(1,508,486)	7,133,121
Principal Capital Appreciation Class 2	512,562	1,201,982	(631,917)	1,082,627	1,068,488	(477,453)	1,673,662
Principal Diversified International	21,415	6,192	(3,060)	24,547	89	(13,620)	11,016
Principal Government & High Quality Bond	39,874	19,454	(2,564)	56,764	2,197	(25,513)	33,448
Principal Small Cap	27,243	15,381	(8,308)	34,316	1,478	(8,812)	26,982
Principal VC Equity Income Class 2	1,021,935	1,475,029	(871,779)	1,625,185	816,626	(509,647)	1,932,164
Putnam VT International Value Class 1B	142,273	330,629	(140,219)	332,683	333,421	(175,601)	490,503
Putnam VT Research Class 1B	711,477	1,067,638	(567,251)	1,211,864	757,709	(440,135)	1,529,438
Templeton Global Bond VIP Class 1	45,952	77,829	(27,210)	96,571	750	(65,501)	31,820
Templeton Global Bond VIP Class 2	399,928	568,035	(321,091)	646,872	266,739	(112,488)	801,123
Thrivent Aggressive Allocation	50,942,571	21,842,254	(17,062,946)	55,721,879	13,250,446	(12,102,298)	56,870,027
Thrivent All Cap	3,306,551	1,637,600	(1,238,365)	3,705,786	1,180,703	(1,029,858)	3,856,631
Thrivent Balanced Income Plus	14,118,897	3,665,466	(4,064,285)	13,720,078	2,712,874	(3,461,513)	12,971,439
Thrivent Diversified Income Plus	34,218,684	8,337,073	(10,819,464)	31,736,293	5,712,117	(9,398,647)	28,049,763
Thrivent Emerging Markets Equity	5,008,238	1,366,189	(1,616,922)	4,757,505	1,055,735	(1,525,570)	4,287,670
Thrivent ESG Index	1,899,065	1,707,779	(1,060,118)	2,546,726	896,148	(970,121)	2,472,753
Thrivent Global Stock	8,036,147	2,019,666	(2,094,824)	7,960,989	1,314,072	(1,757,889)	7,517,172
Thrivent Government Bond	12,141,940	4,526,699	(5,268,570)	11,400,069	4,286,941	(4,278,760)	11,408,250
Thrivent Healthcare	8,565,280	4,029,158	(3,566,620)	9,027,818	2,738,182	(2,703,575)	9,062,425
Thrivent High Yield	17,325,909	12,351,325	(8,560,927)	21,116,307	8,979,799	(6,205,598)	23,890,508
Thrivent Income	30,206,132	14,435,671	(13,284,619)	31,357,184	12,446,557	(8,800,679)	35,003,062
Thrivent International Allocation	20,523,748	4,195,295	(5,487,796)	19,231,247	2,946,136	(5,160,840)	17,016,543
Thrivent International Index	1,479,965	1,274,963	(672,860)	2,082,068	1,336,342	(766,215)	2,652,195
Thrivent Large Cap Growth	26,050,082	15,660,502	(10,577,946)	31,132,638	12,811,030	(10,211,135)	33,732,533
Thrivent Large Cap Index	31,192,262	15,174,013	(11,462,086)	34,904,189	11,259,919	(10,634,862)	35,529,246
Thrivent Large Cap Value	11,705,263	8,720,464	(4,794,870)	15,630,857	4,518,586	(5,679,254)	14,470,189
Thrivent Limited Maturity Bond	30,994,152	14,390,555	(16,574,322)	28,810,385	8,479,101	(11,653,683)	25,635,803
Thrivent Low Volatility Equity	3,488,845	1,570,274	(1,223,123)	3,835,996	801,370	(1,184,899)	3,452,467
Thrivent Mid Cap Growth	3,289,704	3,229,905	(1,917,056)	4,602,553	2,382,045	(1,433,203)	5,551,395
Thrivent Mid Cap Index	13,338,448	5,726,192	(4,638,788)	14,425,852	4,706,261	(4,211,724)	14,920,389
Thrivent Mid Cap Stock	13,332,127	7,942,286	(5,231,206)	16,043,207	6,257,473	(3,915,450)	18,385,230
Thrivent Mid Cap Value	1,602,453	2,701,395	(1,270,348)	3,033,500	1,164,432	(1,560,747)	2,637,185

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
Thrivent Moderate Allocation	457,405,859	66,281,793	(93,022,725)	430,664,927	47,736,970	(84,607,206)	393,794,691
Thrivent Moderately Aggressive Allocation	252,304,774	48,875,125	(53,141,250)	248,038,649	33,621,492	(48,932,189)	232,727,952
Thrivent Moderately Conservative Allocation	287,973,985	61,842,451	(86,692,037)	263,124,399	42,522,155	(75,846,856)	229,799,698
Thrivent Money Market	206,121,563	326,442,583	(225,504,640)	307,059,506	296,239,968	(244,072,489)	359,226,985
Thrivent Multidimensional Income	4,565,615	2,865,303	(2,223,429)	5,207,489	1,014,469	(2,030,174)	4,191,784
Thrivent Opportunity Income Plus	14,127,364	4,015,843	(5,670,278)	12,472,929	2,360,718	(4,442,357)	10,391,290
Thrivent Real Estate Securities	4,824,864	1,861,521	(1,784,714)	4,901,671	1,271,411	(1,676,356)	4,496,726
Thrivent Small Cap Growth	5,180,509	3,674,539	(2,637,922)	6,217,126	3,276,925	(2,101,775)	7,392,276
Thrivent Small Cap Index	12,934,279	6,033,735	(4,579,472)	14,388,542	5,166,200	(4,100,444)	15,454,298
Thrivent Small Cap Stock	8,346,489	4,973,184	(3,290,738)	10,028,935	4,681,157	(2,729,887)	11,980,205
Vanguard® VIF Capital Growth	56,887	3,229	(12,952)	47,164	29,990	(10,000)	67,154
Vanguard® VIF International	140,513	56,501	(37,449)	159,565	39,865	(99,850)	99,580
Vanguard® VIF Short-Term Investment-Grade	254,929	54,674	(182,415)	127,188	50,924	(78,361)	99,751
Vanguard® VIF Small Company Growth	38,106	2,090	(5,944)	34,252	8,026	(16,776)	25,502
Vanguard® VIF Total Bond Market Index	602,724	135,220	(171,884)	566,060	159,410	(215,537)	509,933
Vanguard® VIF Total Stock Market Index	386,235	62,133	(81,035)	367,333	86,472	(130,715)	323,090
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2023 were as follows:
Subaccount	Purchases	Sales
American Funds IS® Global Growth Class 1	$34,421	$62,604
American Funds IS® Global Growth Class 4	10,723,303	1,560,323
American Funds IS® Growth-Income Class 1	107,708	37,507
American Funds IS® Growth-Income Class 4	8,895,797	1,072,532
American Funds IS® International Growth and Income Class 4	2,408,262	668,256
American Funds IS® International Class 1	162,684	162,353
American Funds IS® International Class 4	853,992	340,369
BlackRock Total Return V.I. Class I	246,054	7,427
BlackRock Total Return V.I. Class III	19,485,295	1,854,676
DFA VA International Small Portfolio	46,690	29,359
DFA VA US Targeted Value	1,484,359	338,385
Eaton Vance VT Floating-Rate Income Initial Share Class	15,965,978	2,398,198
Fidelity® VIP Emerging Markets Initial Class	286,228	220,043
Fidelity VIP Emerging Markets Service Class 2	3,841,184	1,560,985

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Fidelity VIP Energy Service Class 2	6,036,817	3,769,859
Fidelity® VIP International Capital Appreciation Initial Class	199,116	141,849
Fidelity VIP International Capital Appreciation Service Class 2	8,948,534	2,123,634
Fidelity® VIP Value Initial Class	195,855	1,050,090
Fidelity VIP Value Service Class 2	10,887,256	2,040,764
Franklin Small Cap Value VIP Class 2	5,374,239	1,001,174
Goldman Sachs VIT Core Fixed Income Service Shares	14,448,897	1,179,771
Goldman Sachs VIT Small Cap Equity Insights Service Shares	2,293,275	419,633
Janus Henderson Enterprise Institutional Class	96,360	167,202
Janus Henderson VIT Enterprise Service Class	10,143,662	689,115
Janus Henderson VIT Forty Service Class	9,650,184	3,125,087
John Hancock Core Bond Trust Series I	79,074	144,891
John Hancock Core Bond Trust Series II	7,832,859	556,468
John Hancock International Equity Index Trust B Series I	156,987	131,821
John Hancock International Small Company Trust Series II	894,143	290,994
John Hancock Strategic Income Opportunities Trust Series I	74,209	85,537
John Hancock Strategic Income Opportunities Trust Series II	8,366,168	1,414,103
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	202,875	496,166
MFS® VIT II - Core Equity Service Class	7,300,063	1,364,705
MFS® VIT III Global Real Estate Service Class	1,803,474	284,890
MFS® VIT II - MFS® Corporate Bond Initial Class	20,481	4,033
MFS® VIT III - MFS® Global Real Estate Initial Class	17,643	43,537
MFS® VIT II - MFS® International Intrinsic Value Initial Class	37,140	78,210
MFS® VIT III - MFS® Mid Cap Value Initial Class	62,958	256,932
MFS® VIT III Mid Cap Value Service Class	3,300,054	449,044
MFS® VIT - New Discovery Series Service Class	4,044,446	897,189
MFS® VIT II - MFS® Technology Initial Class	264,548	141,646
MFS® VIT II Technology Service Class	5,499,016	1,749,208
MFS® VIT - MFS® Value Initial Class	149,798	280,732
MFS® VIT Value Series Service Class	5,762,118	1,178,832
PIMCO VIT Emerging Markets Bond Institutional Class	6,604	9,298
PIMCO VIT Emerging Markets Bond Advisor Class	693,052	191,407
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	21,126	113,602
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	1,475,668	378,943
PIMCO VIT Long-Term U.S. Government Institutional Class	81,970	167,060
PIMCO VIT Long-Term US Government Advisor Class	7,124,799	817,732
PIMCO VIT Real Return Institutional Class	209,559	1,253,687
PIMCO VIT Real Return Advisor Class	19,479,934	1,408,853
Principal Capital Appreciation Class 2	10,428,264	888,084
Principal Diversified International	2,684	162,461
Principal Government & High Quality Bond	28,931	240,919
Principal Small Cap	22,402	126,258
Principal VC Equity Income Class 2	6,834,397	1,333,883

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Putnam VT International Value Class 1B	3,035,820	796,072
Putnam VT Research Class 1B	5,220,588	1,001,065
Templeton Global Bond VIP Class 1	5,355	563,832
Templeton Global Bond VIP Class 2	1,510,014	258,964
Thrivent Aggressive Allocation	186,409,170	192,037,322
Thrivent All Cap	21,543,536	23,785,734
Thrivent Balanced Income Plus	41,033,181	57,580,508
Thrivent Diversified Income Plus	73,097,361	140,555,303
Thrivent Emerging Markets Equity	9,732,279	14,608,840
Thrivent ESG Index	8,613,659	9,757,736
Thrivent Global Stock	18,964,210	34,568,511
Thrivent Government Bond	36,464,186	37,182,265
Thrivent Healthcare	37,519,172	55,229,265
Thrivent High Yield	81,790,675	49,468,525
Thrivent Income	98,814,544	62,456,775
Thrivent International Allocation	25,006,001	47,709,768
Thrivent International Index	12,854,443	5,636,744
Thrivent Large Cap Growth	253,999,215	147,511,411
Thrivent Large Cap Index	161,739,202	209,097,713
Thrivent Large Cap Value	84,930,034	113,849,252
Thrivent Limited Maturity Bond	57,416,148	93,400,617
Thrivent Low Volatility Equity	7,946,905	13,341,288
Thrivent Mid Cap Growth	21,259,033	10,972,698
Thrivent Mid Cap Index	90,705,749	94,390,535
Thrivent Mid Cap Stock	110,307,750	70,257,388
Thrivent Mid Cap Value	13,742,880	20,046,583
Thrivent Moderate Allocation	538,048,300	1,248,750,042
Thrivent Moderately Aggressive Allocation	500,302,391	791,454,888
Thrivent Moderately Conservative Allocation	413,720,594	903,204,500
Thrivent Money Market	211,906,755	145,468,809
Thrivent Multidimensional Income	9,202,926	17,922,312
Thrivent Opportunity Income Plus	27,699,587	51,225,465
Thrivent Real Estate Securities	23,776,139	31,712,151
Thrivent Small Cap Growth	30,768,494	16,851,571
Thrivent Small Cap Index	85,789,957	80,170,213
Thrivent Small Cap Stock	114,959,268	45,987,463
Vanguard® VIF Capital Growth	598,114	165,924
Vanguard® VIF International	578,157	1,380,448
Vanguard® VIF Short-Term Investment-Grade	459,059	725,158
Vanguard® VIF Small Company Growth	71,590	202,947
Vanguard® VIF Total Bond Market Index	1,405,962	1,842,491
Vanguard® VIF Total Stock Market Index	1,608,878	2,003,679

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2023, except as indicated in Note 1, follows:
Subaccount	2023	2022	2021	2020	2019
American Funds IS® Global Growth Class 1
Units (a)	14,431	17,240	36,233	36,615	56,764
Unit value	$18.51	$15.17	$20.26	$17.48	$13.47
Net assets	$267,421	$261,836	$734,318	$640,526	$764,617
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.08%	0.67%	0.58%	0.52%	1.40%
Total return (d)	21.99%	(25.10) %	15.85%	29.80%	34.60%
American Funds IS® Global Growth Class 4
Units (a)	3,762,104	3,226,559	2,001,793	459,264	—
Unit value	$12.91-$12.78	$10.66-$10.58	$14.33-$14.27	$12.46-$12.44	—
Net assets	$48,065,408	$34,131,006	$28,557,768	$5,712,550	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.74%	0.50%	0.19%	0.03%	— %
Total return (d) (3)	20.78 - 21.14%	(25.85) - (25.63) %	14.69 - 15.04%	24.38 - 24.57%	— %
American Funds IS® Growth-Income Class 1
Units (a)	62,822	62,586	69,963	49,596	33,107
Unit value	$19.84	$15.81	$19.03	$15.41	$13.64
Net assets	$1,246,608	$989,395	$1,331,148	$764,147	$451,569
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.63%	1.54%	1.51%	1.65%	1.96%
Total return (d)	25.52%	(16.91) %	23.49%	12.96%	25.51%
American Funds IS® Growth-Income Class 4
Units (a)	2,810,613	2,343,154	1,263,016	474,948	—
Unit value	$14.78-$14.63	$11.86-$11.77	$14.38-$14.31	$11.72-$11.71	—
Net assets	$41,119,381	$27,586,033	$18,076,077	$5,559,670	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.27%	1.31%	1.16%	1.56%	— %
Total return (d) (3)	24.27 - 24.64%	(17.74) - (17.49) %	22.26 - 22.63%	17.06 - 17.24%	— %
American Funds IS® International Growth and Income Class 4
Units (a)	684,339	542,731	335,829	90,952	—
Unit value	$12.40-$12.27	$10.82-$10.74	$12.93-$12.87	$12.42-$12.40	—
Net assets	$8,395,304	$5,828,889	$4,323,192	$1,128,128	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.59%	3.37%	4.11%	1.95%	— %
Total return (d) (3)	14.23 - 14.57%	(16.57) - (16.32) %	3.79 - 4.10%	24.04 - 24.22%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
American Funds IS® International Class 1
Units (a)	48,470	48,959	43,709	94,691	111,382
Unit value	$11.87	$10.30	$13.06	$13.32	$11.75
Net assets	$575,178	$504,085	$570,837	$1,261,546	$1,308,350
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.57%	2.07%	2.10%	0.90%	1.95%
Total return (d)	15.25%	(21.16) %	(1.97) %	13.42%	22.29%
American Funds IS® International Class 4
Units (a)	456,850	407,702	252,971	80,030	—
Unit value	$11.14-$11.02	$9.73-$9.66	$12.44-$12.38	$12.78-$12.76	—
Net assets	$5,035,301	$3,937,410	$3,132,211	$1,020,861	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.16%	1.78%	3.34%	0.62%	— %
Total return (d) (3)	14.13 - 14.47%	(22.00) - (21.77) %	(2.93) - (2.64) %	27.56 - 27.75%	— %
BlackRock Total Return V.I. Class I
Units (a)	38,581	14,841	14,684	21,410	15,686
Unit value	$10.24	$9.75	$11.43	$11.68	$10.81
Net assets	$393,977	$144,379	$167,772	$249,847	$169,330
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.63%	2.21%	1.82%	2.15%	2.91%
Total return (d)	5.04%	(14.69) %	(2.17) %	8.07%	8.67%
BlackRock Total Return V.I. Class III
Units (a)	9,608,817	7,742,673	4,819,795	1,117,776	—
Unit value	$8.83-$8.74	$8.46-$8.39	$9.96-$9.91	$10.23-$10.21	—
Net assets	$83,725,566	$64,807,476	$47,740,662	$11,399,787	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	3.51%	1.90%	1.23%	0.62%	— %
Total return (d) (3)	4.11 - 4.42%	(15.33) - (15.08) %	(2.92) - (2.62) %	2.12 - 2.27%	— %
DFA VA International Small Portfolio
Units (a)	19,109	18,064	25,610	30,595	42,767
Unit value	$12.49	$11.02	$13.49	$11.86	$10.92
Net assets	$238,590	$199,138	$345,392	$362,877	$467,093
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.24%	2.25%	2.61%	1.93%	2.19%
Total return (d)	13.26%	(18.26) %	13.71%	8.59%	22.97%
DFA VA US Targeted Value
Units (a)	117,597	54,421	182,156	91,976	96,658
Unit value	$18.05	$15.15	$15.93	$11.49	$11.14
Net assets	$2,122,543	$824,549	$2,902,558	$1,057,200	$1,076,390
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.36%	0.55%	2.15%	1.75%	1.49%
Total return (d)	19.14%	(4.93) %	38.64%	3.20%	21.64%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Eaton Vance VT Floating- Rate Income Initial Share Class
Units (a)	4,471,113	3,503,395	1,323,842	129,617	—
Unit value	$11.53-$11.41	$10.47-$10.39	$10.86-$10.81	$10.59-$10.57	—
Net assets	$51,018,053	$36,395,320	$14,317,533	$1,370,342	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	8.22%	4.96%	2.85%	1.51%	— %
Total return (d) (3)	9.83 - 10.16%	(3.94) - (3.65)%	2.31 - 2.62%	5.70 - 5.86%	— %
Fidelity® VIP Emerging Markets Initial Class
Units (a)	65,628	61,853	64,683	85,757	98,656
Unit value	$13.58	$12.45	$15.68	$16.14	$12.37
Net assets	$889,269	$768,760	$1,012,454	$1,382,046	$1,218,772
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	2.30%	1.66%	2.06%	0.82%	1.96%
Total return (d)	9.01%	(20.59) %	(2.83) %	30.48%	28.68%
Fidelity VIP Emerging Markets Service Class 2
Units (a)	1,730,591	1,526,181	937,607	178,851	—
Unit value	$11.29-$11.17	$10.40-$10.33	$13.19-$13.13	$13.65-$13.63	—
Net assets	$19,324,866	$15,760,125	$12,312,593	$2,436,975	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.15%	1.88%	3.15%	0.85%	— %
Total return (d) (3)	8.13 - 8.46%	(21.36) - (21.12) %	(3.62) - (3.33) %	36.26 - 36.46%	— %
Fidelity VIP Energy Service Class 2
Units (a)	634,633	554,193	193,497	62,473	—
Unit value	$26.63-$26.35	$26.70-$26.50	$16.55-$16.47	$10.79-$10.77	—
Net assets	$16,724,953	$14,685,402	$3,187,690	$673,078	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.47%	2.78%	2.85%	4.36%	— %
Total return (d) (3)	(0.55) - (0.25) %	60.85 - 61.33%	52.91 - 53.37%	7.74 - 7.90%	— %
Fidelity® VIP International Capital Appreciation Initial Class
Units (a)	47,869	43,259	43,837	35,204	47,586
Unit value	$16.27	$12.84	$17.54	$15.71	$12.93
Net assets	$778,698	$555,236	$769,052	$553,046	$615,271
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.43%	0.30%	0.00%	0.28%	0.58%
Total return (d)	26.74%	(26.84) %	11.67%	21.50%	32.53%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Fidelity VIP International Capital Appreciation Service Class 2
Units (a)	3,904,135	3,252,152	1,705,920	411,670	—
Unit value	$12.54-$12.41	$9.95-$9.88	$13.68-$13.62	$12.32-$12.30	—
Net assets	$48,433,953	$32,121,161	$23,235,598	$5,064,332	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.17%	0.11%	0.00%	0.25%	— %
Total return (d) (3)	25.60 - 25.98%	(27.48) - (27.27) %	10.72 - 11.05%	23.02 - 23.21%	— %
Fidelity® VIP Value Initial Class
Units (a)	41,475	94,106	36,332	29,117	43,240
Unit value	$18.82	$15.81	$16.59	$12.82	$12.14
Net assets	$780,699	$1,487,636	$602,568	$373,257	$524,795
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.86%	2.35%	1.86%	1.56%	1.86%
Total return (d)	19.07%	(4.68) %	29.38%	5.62%	31.34%
Fidelity VIP Value Service Class 2
Units (a)	1,787,869	1,326,147	517,398	130,177	—
Unit value	$18.93-$18.74	$16.00-$15.88	$16.88-$16.80	$13.13-$13.11	—
Net assets	$33,497,468	$21,058,086	$8,691,844	$1,707,050	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.25%	1.69%	2.17%	1.76%	— %
Total return (d) (3)	17.99 - 18.34%	(5.48) - (5.19)%	28.11 - 28.49%	31.13 - 31.33%	— %
Franklin Small Cap Value VIP Class 2
Units (a)	1,308,760	1,061,353	627,010	152,184	—
Unit value	$15.85-$15.68	$14.19-$14.08	$15.93-$15.86	$12.83-$12.81	—
Net assets	$20,525,471	$14,948,896	$9,942,902	$1,949,191	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.53%	0.97%	0.97%	0.00%	— %
Total return (d) (3)	11.35 - 11.68%	(11.18) - (10.91) %	23.81 - 24.18%	28.08 - 28.27%	— %
Goldman Sachs VIT Core Fixed Income Service Shares
Units (a)	6,020,648	4,532,435	2,902,428	714,151	—
Unit value	$8.77-$8.68	$8.37-$8.31	$9.86-$9.81	$10.18-$10.16	—
Net assets	$52,269,954	$37,648,278	$28,477,292	$7,256,760	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.87%	1.48%	1.08%	0.93%	— %
Total return (d) (3)	4.52 - 4.83%	(15.34) - (15.09) %	(3.44) - (3.15) %	1.62 - 1.77%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Goldman Sachs VIT Small Cap Equity Insights Service Shares
Units (a)	787,258	639,976	324,002	66,287	—
Unit value	$14.73-$14.58	$12.50-$12.41	$15.70-$15.63	$12.84-$12.82	—
Net assets	$11,475,176	$7,940,373	$5,064,960	$849,514	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.89%	0.12%	0.39%	0.00%	— %
Total return (d) (3)	17.48 - 17.83%	(20.63) - (20.39) %	21.96 - 22.33%	28.18 - 28.37%	— %
Janus Henderson Enterprise Institutional Class
Units (a)	55,386	63,380	64,866	97,240	86,587
Unit value	$20.04	$17.07	$20.43	$17.59	$14.81
Net assets	$1,109,679	$1,081,931	$1,325,200	$1,710,641	$1,282,642
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.15%	0.40%	0.39%	0.11%	0.20%
Total return (d)	17.37%	(16.44) %	16.13%	18.76%	34.67%
Janus Henderson VIT Enterprise Service Class
Units (a)	1,876,168	1,247,398	752,121	195,495	—
Unit value	$14.27-$14.12	$12.23-$12.14	$14.73-$14.66	$12.76-$12.74	—
Net assets	$26,494,449	$15,144,164	$11,026,674	$2,490,231	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.11%	0.26%	0.22%	0.00%	— %
Total return (d) (3)	16.32 - 16.67%	(17.19) - (16.94) %	15.09 - 15.44%	27.38 - 27.57%	— %
Janus Henderson VIT Forty Service Class
Units (a)	5,038,739	4,431,383	2,269,317	492,574	—
Unit value	$13.79-$13.64	$9.97-$9.89	$15.18-$15.11	$12.50-$12.48	—
Net assets	$68,745,903	$43,835,296	$34,298,617	$6,148,759	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.13%	0.06%	0.48%	0.00%	— %
Total return (d) (3)	37.92 - 38.34%	(34.55) - (34.35) %	21.08 - 21.44%	24.83 - 25.02%	— %
John Hancock Core Bond Trust Series I
Units (a)	70,942	79,295	85,822	51,746	68,633
Unit value	$10.28	$9.76	$11.35	$11.64	$10.75
Net assets	$729,398	$773,802	$974,407	$602,436	$738,097
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.99%	2.09%	2.18%	2.14%	3.40%
Total return (d)	5.36%	(14.05) %	(2.48) %	8.25%	7.80%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
John Hancock Core Bond Trust Series II
Units (a)	2,685,272	1,870,005	1,168,969	262,694	—
Unit value	$8.78-$8.68	$8.39-$8.33	$9.83-$9.78	$10.15-$10.13	—
Net assets	$23,321,148	$15,571,314	$11,435,576	$2,661,499	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	3.21%	2.36%	2.24%	2.42%	— %
Total return (d) (3)	4.30 - 4.61%	(14.88) - (14.63) %	(3.44) - (3.15) %	1.32 - 1.47%	— %
John Hancock International Equity Index Trust B Series I
Units (a)	15,510	13,659	21,173	15,364	10,288
Unit value	$12.91	$11.24	$13.48	$12.59	$11.42
Net assets	$200,233	$153,542	$285,310	$193,386	$117,505
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.69%	3.51%	3.77%	2.79%	2.63%
Total return (d)	14.84%	(16.58) %	7.06%	10.20%	20.84%
John Hancock International Small Company Trust Series II
Units (a)	232,349	188,394	116,295	28,117	—
Unit value	$13.04-$12.90	$11.61-$11.53	$14.36-$14.30	$12.78-$12.76	—
Net assets	$2,997,954	$2,171,729	$1,662,478	$358,695	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.93%	2.09%	1.53%	1.65%	— %
Total return (d) (3)	11.93 - 12.27%	(19.36) - (19.12) %	12.06 - 12.39%	27.57 - 27.76%	— %
John Hancock Strategic Income Opportunities Trust Series I
Units (a)	55,779	58,517	48,004	35,367	31,347
Unit value	$11.04	$10.32	$11.53	$11.48	$10.62
Net assets	$615,821	$603,798	$553,411	$405,899	$332,953
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.57%	3.69%	3.14%	1.91%	2.88%
Total return (d)	7.00%	(10.50) %	0.45%	8.05%	10.44%
John Hancock Strategic Income Opportunities Trust Series II
Units (a)	3,124,204	2,472,169	1,500,673	215,685	—
Unit value	$10.18-$10.07	$9.58-$9.51	$10.78-$10.73	$10.81-$10.79	—
Net assets	$31,458,161	$23,504,782	$16,106,225	$2,327,734	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	3.56%	3.83%	4.71%	1.73%	— %
Total return (d) (3)	5.90 - 6.22%	(11.41) - (11.15) %	(0.55) - (0.25) %	7.92 - 8.09%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
MFS® VIT II - MFS® Blended Research Core Equity Initial Class
Units (a)	44,562	64,115	13,871	13,235	13,848
Unit value	$20.68	$16.17	$19.35	$15.01	$13.08
Net assets	$921,608	$1,036,857	$268,398	$198,703	$181,156
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.20%	1.42%	1.29%	1.65%	1.57%
Total return (d)	27.89%	(16.42) %	28.88%	14.76%	28.53%
MFS® VIT II - Core Equity Service Class
Units (a)	2,139,801	1,766,367	822,895	148,578	—
Unit value	$14.90-$14.74	$12.25-$12.16	$14.99-$14.92	$12.10-$12.08	—
Net assets	$31,548,809	$21,474,787	$12,276,626	$1,794,795	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.33%	0.10%	0.33%	0.20%	— %
Total return (d) (3)	21.27 - 21.64%	(18.51) - (18.26) %	23.50 - 23.87%	20.80 - 20.98%	— %
MFS® VIT III Global Real Estate Service Class
Units (a)	508,506	391,182	186,083	39,461	—
Unit value	$11.85-$11.73	$10.76-$10.68	$14.91-$14.84	$11.59-$11.57	—
Net assets	$5,964,960	$4,178,162	$2,762,005	$456,663	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.49%	1.30%	1.28%	0.16%	— %
Total return (d) (3)	9.83 - 10.15%	(28.04) - (27.82) %	28.26 - 28.64%	15.73 - 15.90%	— %
MFS® VIT II - MFS® Corporate Bond Initial Class
Units (a)	22,992	22,205	25,791	23,218	36,690
Unit value	$10.95	$10.09	$12.12	$12.35	$11.23
Net assets	$251,803	$223,992	$312,601	$286,838	$412,007
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.98%	3.32%	2.61%	3.35%	4.58%
Total return (d)	8.57%	(16.77) %	(1.89) %	10.02%	14.08%
MFS® VIT III - MFS® Global Real Estate Initial Class
Units (a)	7,575	10,016	10,457	9,382	9,591
Unit value	$13.58	$12.25	$16.85	$13.01	$12.89
Net assets	$102,896	$122,674	$176,175	$122,082	$123,594
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.86%	1.67%	1.52%	4.78%	4.24%
Total return (d)	10.90%	(27.30) %	29.48%	0.98%	26.24%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
MFS® VIT II - MFS® International Intrinsic Value Initial Class
Units (a)	18,997	23,598	28,298	32,131	33,021
Unit value	$14.48	$12.37	$16.26	$14.78	$12.33
Net assets	$275,037	$291,828	$460,103	$474,915	$406,989
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.68%	0.76%	0.35%	1.02%	1.88%
Total return (d) (5)	17.07%	(23.94) %	10.00%	19.92%	25.32%
MFS® VIT III - MFS® Mid Cap Value Initial Class
Units (a)	37,302	51,261	111,218	11,331	13,858
Unit value	$16.86	$15.03	$16.56	$12.70	$12.29
Net assets	$628,780	$770,374	$1,841,588	$143,958	$170,357
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.54%	1.27%	1.43%	1.34%	1.00%
Total return (d)	12.17%	(9.24) %	30.33%	3.35%	30.47%
MFS® VIT III Mid Cap Value Service Class
Units (a)	721,985	552,925	311,929	51,428	—
Unit value	$16.20-$16.03	$14.56-$14.45	$16.15-$16.08	$12.48-$12.46	—
Net assets	$11,576,906	$7,987,876	$5,014,460	$640,965	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.61%	0.87%	0.87%	0.34%	— %
Total return (d) (3)	10.99 - 11.33%	(10.13) - (9.86)%	28.98 - 29.37%	24.63 - 24.82%	— %
MFS® VIT - New Discovery Series Service Class
Units (a)	1,991,094	1,651,956	926,447	225,301	—
Unit value	$10.88-$10.77	$9.62-$9.55	$13.87-$13.81	$13.79-$13.76	—
Net assets	$21,446,506	$15,769,052	$12,791,561	$3,101,126	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d) (3)	12.84 - 13.18%	(30.86) - (30.66) %	0.31 - 0.61%	37.64 - 37.85%	— %
MFS® VIT II - MFS® Technology Initial Class
Units (a)	57,067	51,337	56,216	65,164	72,434
Unit value	$25.55	$16.65	$26.02	$23.00	$15.74
Net assets	$1,457,965	$854,634	$1,462,707	$1,498,927	$1,140,399
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	53.47%	(36.02) %	13.12%	46.10%	35.48%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
MFS® VIT II Technology Service Class
Units (a)	2,799,471	2,411,545	1,291,379	387,944	—
Unit value	$13.47-$13.33	$8.84-$8.78	$13.92-$13.86	$12.39-$12.37	—
Net assets	$37,328,008	$21,166,767	$17,892,235	$4,798,306	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d) (3)	51.91 - 52.37%	(36.65) - (36.46) %	12.02 - 12.36%	23.69 - 23.87%	— %
MFS® VIT - MFS® Value Initial Class
Units (a)	37,167	49,653	40,414	36,708	28,905
Unit value	$16.06	$14.96	$15.97	$12.80	$12.43
Net assets	$596,938	$742,558	$645,557	$469,732	$359,258
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.73%	1.53%	1.48%	1.83%	2.29%
Total return (d)	7.40%	(6.38) %	24.83%	2.96%	29.15%
MFS® VIT Value Series Service Class
Units (a)	1,253,668	1,003,893	520,766	64,906	—
Unit value	$14.57-$14.42	$13.67-$13.56	$14.70-$14.63	$11.86-$11.84	—
Net assets	$18,074,915	$13,615,941	$7,619,987	$768,366	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.48%	1.31%	1.35%	0.72%	— %
Total return (d) (3)	6.30 - 6.62%	(7.31) - (7.03)%	23.60 - 23.97%	18.38 - 18.56%	— %
PIMCO VIT Emerging Markets Bond Institutional Class
Units (a)	8,825	9,558	14,295	24,953	65,383
Unit value	$10.61	$9.60	$11.46	$11.83	$11.16
Net assets	$93,609	$91,789	$163,853	$295,297	$729,533
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	5.85%	4.93%	4.64%	4.94%	4.59%
Total return (d)	10.45%	(16.21) %	(3.14) %	6.07%	14.08%
PIMCO VIT Emerging Markets Bond Advisor Class
Units (a)	240,526	192,987	139,447	22,667	—
Unit value	$9.63-$9.53	$8.76-$8.69	$10.50-$10.45	$10.89-$10.87	—
Net assets	$2,292,133	$1,677,560	$1,457,694	$246,490	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	5.63%	4.76%	4.42%	2.10%	— %
Total return (d) (3)	9.63 - 9.96%	(16.85) - (16.60) %	(3.87) - (3.58) %	8.74 - 8.90%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class
Units (a)	8,750	18,538	7,199	7,536	13,620
Unit value	$9.98	$9.53	$10.78	$11.31	$10.34
Net assets	$87,284	$176,749	$77,574	$85,241	$140,765
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.31%	1.68%	5.12%	2.65%	2.61%
Total return (d)	4.63%	(11.54) %	(4.73) %	9.46%	5.49%
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class
Units (a)	701,806	593,357	389,840	79,114	—
Unit value	$9.51-$9.41	$9.13-$9.06	$10.37-$10.32	$10.93-$10.92	—
Net assets	$6,605,477	$5,377,562	$4,023,891	$863,759	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.16%	1.41%	4.61%	0.49%	— %
Total return (d) (3)	3.85 - 4.16%	(12.20) - (11.93) %	(5.44) - (5.16) %	9.16 - 9.32%	— %
PIMCO VIT Long-Term U.S. Government Institutional Class
Units (a)	26,798	36,958	41,816	74,789	15,492
Unit value	$9.04	$8.74	$12.37	$13.07	$11.20
Net assets	$242,216	$323,162	$517,164	$977,200	$173,472
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.52%	2.18%	1.77%	1.75%	2.22%
Total return (d)	3.36%	(29.30) %	(5.35) %	16.69%	12.64%
PIMCO VIT Long-Term US Government Advisor Class
Units (a)	3,160,396	2,191,689	1,444,284	452,374	—
Unit value	$6.60-$6.53	$6.41-$6.36	$9.11-$9.07	$9.67-$9.65	—
Net assets	$20,630,010	$13,944,752	$13,095,499	$4,366,319	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.28%	1.96%	1.44%	0.77%	— %
Total return (d) (3)	2.59 - 2.90%	(29.83) - (29.62) %	(6.06) - (5.78) %	(3.48) - (3.33) %	— %
PIMCO VIT Real Return Institutional Class
Units (a)	58,447	155,555	18,139	18,857	15,889
Unit value	$11.24	$10.91	$12.45	$11.87	$10.69
Net assets	$656,832	$1,696,370	$225,905	$223,760	$169,797
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.21%	4.63%	5.13%	1.57%	2.00%
Total return (d)	3.05%	(12.43) %	4.95%	11.04%	7.79%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
PIMCO VIT Real Return Advisor Class
Units (a)	7,133,121	5,347,956	2,632,206	566,896	—
Unit value	$9.80-$9.70	$9.55-$9.48	$10.96-$10.91	$10.49-$10.47	—
Net assets	$69,189,792	$50,715,595	$28,718,691	$5,937,347	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.92%	6.60%	5.20%	0.70%	— %
Total return (d) (3)	2.28 - 2.59%	(13.08) - (12.82) %	4.17 - 4.48%	4.73 - 4.89%	— %
Principal Capital Appreciation Class 2
Units (a)	1,673,662	1,082,627	512,562	150,236	—
Unit value	$15.77-$15.60	$12.75-$12.65	$15.44-$15.37	$12.22-$12.20	—
Net assets	$26,112,913	$13,699,325	$7,876,327	$1,833,496	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.74%	0.71%	0.87%	0.70%	— %
Total return (d) (3)	23.30 - 23.67%	(17.65) - (17.41) %	25.91 - 26.29%	22.04 - 22.23%	— %
Principal Diversified International
Units (a)	11,016	24,547	21,415	16,014	9,937
Unit value	$12.86	$11.03	$13.89	$12.75	$11.06
Net assets	$141,633	$270,723	$297,456	$204,193	$109,897
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.01%	2.82%	1.15%	3.40%	0.95%
Total return (d)	16.57%	(20.60) %	8.93%	15.29%	21.77%
Principal Government & High Quality Bond
Units (a)	33,448	56,764	39,874	23,053	39,692
Unit value	$9.65	$9.29	$10.61	$10.84	$10.61
Net assets	$322,684	$527,292	$423,127	$249,763	$421,256
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.26%	1.52%	2.19%	3.00%	2.83%
Total return (d)	3.86%	(12.46) %	(2.06) %	2.10%	5.66%
Principal Small Cap
Units (a)	26,982	34,316	27,243	24,513	17,964
Unit value	$16.03	$13.98	$17.74	$14.88	$12.27
Net assets	$432,381	$479,568	$483,308	$364,744	$220,392
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.31%	0.07%	0.34%	0.59%	0.30%
Total return (d)	14.67%	(21.22) %	19.23%	21.28%	26.45%
Principal VC Equity Income Class 2
Units (a)	1,932,164	1,625,185	1,021,935	212,353	—
Unit value	$14.58-$14.42	$13.27-$13.17	$15.00-$14.93	$12.40-$12.38	—
Net assets	$27,870,171	$21,398,270	$15,259,817	$2,628,630	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.00%	1.89%	2.30%	0.99%	— %
Total return (d) (3)	9.55 - 9.88%	(11.82) - (11.56) %	20.63 - 20.99%	23.79 - 23.97%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Putnam VT International Value Class 1B
Units (a)	490,503	332,683	142,273	26,217	—
Unit value	$15.12-$14.96	$12.86-$12.76	$13.93-$13.87	$12.24-$12.22	—
Net assets	$7,338,798	$4,246,652	$1,973,232	$320,332	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.24%	1.63%	1.19%	0.00%	— %
Total return (d) (3)	17.21 - 17.56%	(7.96) - (7.69)%	13.51 - 13.85%	22.19 - 22.37%	— %
Putnam VT Research Class 1B
Units (a)	1,529,438	1,211,864	711,477	115,149	—
Unit value	$15.62-$15.45	$12.23-$12.14	$14.93-$14.86	$12.14-$12.12	—
Net assets	$23,633,407	$14,714,475	$10,574,866	$1,396,070	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.76%	0.50%	0.06%	0.00%	— %
Total return (d) (3)	27.26 - 27.64%	(18.31) - (18.06) %	22.59 - 22.96%	21.24 - 21.42%	— %
Templeton Global Bond VIP Class 1
Units (a)	31,820	96,571	45,952	38,896	44,162
Unit value	$8.86	$8.64	$9.13	$9.63	$10.21
Net assets	$281,887	$834,011	$419,572	$374,605	$450,763
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.00%	0.00%	0.00%	7.43%	7.49%
Total return (d)	2.58%	(5.42) %	(5.19) %	(5.64) %	1.65%
Templeton Global Bond VIP Class 2
Units (a)	801,123	646,872	399,928	80,372	—
Unit value	$8.99-$8.90	$8.82-$8.76	$9.37-$9.33	$9.96-$9.94	—
Net assets	$7,129,646	$5,665,687	$3,731,512	$799,252	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d) (3)	1.61 - 1.91%	(6.13) - (5.85)%	(6.17) - (5.89) %	(0.56) - (0.41) %	— %
Thrivent Aggressive Allocation
Units (a)	56,880,838	55,734,564	50,958,440	45,770,855	44,968,357
Unit value	$33.42-$30.09	$28.28-$25.70	$34.79-$31.91	$29.22-$27.06	$25.18-$23.54
Net assets	$1,503,835,056	$1,310,526,365	$1,592,020,437	$1,315,366,149	$1,157,119,214
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.84%	0.83%	0.79%	1.19%	1.31%
Total return (d)	17.07 - 18.18%	(19.46) - (18.70) %	17.94 - 19.06%	14.93 - 16.03%	22.98 - 24.16%
Thrivent All Cap (6)
Units (a)	3,859,370	3,709,019	3,310,176	2,815,027	2,822,123
Unit value	$19.02-$38.23	$15.64-$31.90	$19.19-$39.75	$15.53-$32.65	$12.66-$27.01
Net assets	$129,102,920	$109,292,950	$133,898,909	$104,192,038	$88,519,017
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.94%	0.57%	0.41%	0.74%	0.63%
Total return (d)	19.84 - 21.64%	(19.75) - (18.53) %	21.78 - 23.62%	20.85 - 22.68%	27.82 - 29.75%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Balanced Income Plus
Units (a)	12,996,129	13,747,137	14,150,375	13,099,180	13,297,337
Unit value	$13.60-$20.72	$12.14-$18.77	$14.14-$22.19	$12.63-$20.11	$11.62-$18.78
Net assets	$288,061,917	$279,185,006	$345,191,744	$295,972,316	$282,500,355
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.74%	2.09%	2.33%	2.88%	2.91%
Total return (d)	10.35 - 12.01%	(15.39) - (14.11) %	10.33 - 11.99%	7.05 - 8.68%	14.91 - 16.65%
Thrivent Diversified Income Plus
Units (a)	28,071,287	31,760,348	34,245,680	33,619,798	34,421,992
Unit value	$12.42-$19.37	$11.32-$17.91	$12.97-$20.83	$12.18-$19.87	$11.39-$18.86
Net assets	$584,534,797	$617,646,536	$788,123,628	$750,655,046	$730,828,525
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.90%	2.90%	2.98%	3.37%	3.51%
Total return (d)	8.14 - 9.77%	(14.03) - (12.73) %	4.86 - 6.44%	5.34 - 6.94%	11.60 - 13.28%
Thrivent Emerging Markets Equity (1)
Units (a)	4,292,097	4,762,843	5,014,757	5,015,606	5,701,478
Unit value	$10.63-$11.69	$9.78-$10.91	$13.25-$15.01	$13.96-$16.06	$11.02-$12.87
Net assets	$54,623,441	$56,383,243	$81,336,910	$86,966,301	$78,712,667
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.01%	0.84%	0.17%	2.26%	0.75%
Total return (d)	7.08 - 8.70%	(27.30) - (26.20) %	(6.52) - (5.11) %	24.79 - 26.68%	17.89 - 19.67%
Thrivent ESG Index
Units (a)	2,472,753	2,546,726	1,899,065	527,156	—
Unit value	$16.72-$15.83	$13.10-$12.58	$16.82-$16.40	$12.91-$12.78	—
Net assets	$38,892,920	$31,701,145	$30,914,809	$6,682,274	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	1.02%	0.54%	0.00%	1.58%	— %
Total return (d) (4)	25.79 - 27.68%	(23.30) - (22.14) %	28.32 - 30.26%	27.84 - 29.13%	— %
Thrivent Global Stock (6)
Units (a)	7,530,885	7,977,894	8,055,021	8,041,771	8,935,979
Unit value	$16.51-$24.95	$13.58-$20.84	$16.83-$26.21	$14.00-$22.13	$12.20-$19.58
Net assets	$210,036,851	$188,570,827	$247,555,704	$214,093,727	$210,213,174
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.25%	1.11%	0.90%	1.72%	1.45%
Total return (d)	19.74 - 21.55%	(20.49) - (19.29) %	18.44 - 20.22%	13.04 - 14.75%	20.64 - 22.46%
Thrivent Government Bond
Units (a)	11,417,642	11,411,596	12,155,208	13,248,482	10,075,707
Unit value	$14.26-$11.96	$13.69-$11.68	$15.54-$13.28	$15.93-$13.74	$15.00-$13.07
Net assets	$140,804,639	$140,212,009	$173,524,548	$200,209,449	$146,600,795
Ratio of expenses to net assets (b)	0.95 - 1.90%	1.00 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.26%	2.17%	1.33%	1.45%	2.18%
Total return (d)	2.41 - 3.39%	(12.05) - (11.26) %	(3.37) - (2.45) %	5.20 - 6.20%	3.86 - 4.85%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Healthcare (1)
Units (a)	9,063,971	9,029,649	8,567,447	7,637,889	7,439,494
Unit value	$17.42-$32.60	$16.79-$31.90	$17.85-$34.42	$15.89-$31.11	$13.43-$26.69
Net assets	$241,691,350	$254,547,959	$279,464,082	$246,553,932	$212,367,156
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.55%	0.26%	0.29%	0.44%	0.42%
Total return (d)	2.19 - 3.73%	(7.32) - (5.92)%	10.64 - 12.32%	16.56 - 18.33%	23.49 - 25.35%
Thrivent High Yield
Units (a)	23,903,219	21,130,949	17,343,620	12,084,885	10,920,514
Unit value	$11.93-$20.37	$10.71-$18.57	$11.98-$21.08	$11.52-$20.58	$11.26-$20.41
Net assets	$371,027,194	$320,695,984	$333,603,985	$268,932,773	$255,950,408
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	6.03%	5.43%	4.58%	5.23%	5.56%
Total return (d)	9.74 - 11.39%	(11.91) - (10.58) %	2.43 - 3.98%	0.82 - 2.35%	12.18 - 13.88%
Thrivent Income
Units (a)	35,012,912	31,369,862	30,222,402	23,840,944	15,786,703
Unit value	$11.31-$15.01	$10.39-$14.00	$12.40-$16.96	$12.51-$17.36	$11.24-$15.84
Net assets	$441,658,309	$385,496,158	$481,017,558	$434,815,946	$279,168,099
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.16%	3.48%	2.78%	2.87%	3.35%
Total return (d)	7.24 - 8.85%	(17.45) - (16.20) %	(2.34) - (0.86) %	9.60 - 11.26%	11.46 - 13.14%
Thrivent International Allocation (6)
Units (a)	17,034,123	19,251,900	20,547,058	21,954,746	24,048,940
Unit value	$12.37-$11.52	$10.51-$9.94	$12.93-$12.41	$11.34-$11.05	$10.95-$10.83
Net assets	$218,296,298	$210,978,358	$278,430,874	$262,864,089	$280,250,873
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.64%	2.72%	1.56%	3.27%	2.32%
Total return (d)	15.89 - 17.64%	(19.88) - (18.67) %	12.31 - 14.00%	2.02 - 3.57%	18.21 - 20.00%
Thrivent International Index
Units (a)	2,653,029	2,082,968	1,480,935	540,512	—
Unit value	$14.19-$13.43	$12.10-$11.62	$14.22-$13.87	$12.88-$12.75	—
Net assets	$35,090,173	$23,695,067	$20,093,484	$6,769,981	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	2.05%	2.63%	0.20%	2.47%	— %
Total return (d) (4)	15.55 - 17.29%	(16.17) - (14.90) %	8.78 - 10.42%	27.48 - 28.77%	— %
Thrivent Large Cap Growth (2)
Units (a)	33,752,027	31,154,599	26,075,956	22,630,148	12,957,513
Unit value	$25.53-$51.06	$17.42-$35.38	$26.36-$54.33	$21.52-$45.03	$15.08-$32.02
Net assets	$1,194,740,022	$816,485,626	$1,235,655,537	$1,061,750,788	$482,619,386
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.21%	0.00%	0.13%	0.27%	0.01%
Total return (d)	44.32 - 46.49%	(34.88) - (33.90) %	20.66 - 22.48%	40.63 - 42.76%	30.40 - 32.37%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Large Cap Index
Units (a)	35,551,242	34,928,519	31,215,425	27,848,685	27,121,880
Unit value	$21.18-$39.69	$16.87-$32.10	$20.73-$40.04	$16.21-$31.78	$13.78-$27.42
Net assets	$1,140,689,307	$964,142,162	$1,196,717,061	$946,222,165	$835,113,312
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.34%	1.22%	1.38%	1.59%	1.55%
Total return (d)	23.64 - 25.51%	(19.83) - (18.62) %	26.00 - 27.90%	15.89 - 17.65%	28.69 - 30.63%
Thrivent Large Cap Value
Units (a)	14,480,359	15,642,553	11,718,403	8,494,451	8,173,386
Unit value	$18.36-$31.36	$16.33-$28.32	$17.20-$30.28	$13.07-$23.37	$12.57-$22.80
Net assets	$443,506,310	$449,904,364	$392,185,141	$236,539,549	$225,600,558
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.73%	1.30%	1.23%	1.96%	1.55%
Total return (d)	10.75 - 12.42%	(6.47) - (5.06)%	29.57 - 31.53%	2.47 - 4.02%	22.04 - 23.89%
Thrivent Limited Maturity Bond
Units (a)	25,642,892	28,818,919	31,006,267	30,015,889	17,673,573
Unit value	$11.08-$11.19	$10.46-$10.72	$10.96-$11.40	$10.97-$11.59	$10.59-$11.36
Net assets	$304,989,990	$331,662,759	$383,309,678	$382,320,724	$222,256,923
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.20%	2.06%	1.55%	2.04%	2.61%
Total return (d)	4.38 - 5.96%	(5.99) - (4.57)%	(1.62) - (0.13) %	2.05 - 3.59%	2.78 - 4.33%
Thrivent Low Volatility Equity
Units (a)	3,452,935	3,836,533	3,489,453	3,309,655	3,099,873
Unit value	$14.74-$13.57	$13.70-$12.80	$15.39-$14.60	$13.03-$12.54	$12.80-$12.51
Net assets	$47,171,476	$49,507,997	$51,767,009	$42,299,248	$39,403,877
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.35%	1.18%	1.56%	1.39%	1.05%
Total return (d)	6.03 - 7.63%	(12.35) - (11.02) %	16.42 - 18.18%	0.27 - 1.79%	20.81 - 22.64%
Thrivent Mid Cap Growth
Units (a)	5,551,395	4,602,553	3,289,704	1,779,613	—
Unit value	$13.76-$13.03	$11.80-$11.33	$16.57-$16.16	$14.88-$14.73	—
Net assets	$69,827,268	$50,178,413	$51,338,068	$25,785,096	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d) (4)	14.93 - 16.66%	(29.87) - (28.81) %	9.69 - 11.35%	47.33 - 48.82%	— %
Thrivent Mid Cap Index
Units (a)	14,925,200	14,431,415	13,343,874	12,599,220	12,349,062
Unit value	$16.95-$38.48	$14.65-$33.75	$16.95-$39.65	$13.68-$32.47	$12.11-$29.18
Net assets	$494,342,781	$450,158,708	$532,282,428	$447,450,110	$407,814,426
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.34%	1.09%	0.96%	1.36%	1.18%
Total return (d)	14.01 - 15.73%	(14.88) - (13.59) %	22.13 - 23.98%	11.26 - 12.95%	23.50 - 25.36%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Mid Cap Stock
Units (a)	18,399,182	16,059,207	13,350,288	10,583,080	10,458,444
Unit value	$17.83-$43.26	$15.67-$38.61	$19.18-$47.96	$14.95-$37.95	$12.33-$31.78
Net assets	$606,837,013	$521,690,064	$619,228,569	$464,981,691	$402,978,425
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.42%	0.31%	0.23%	0.50%	0.62%
Total return (d)	12.05 - 13.74%	(19.50) - (18.29) %	26.39 - 28.30%	19.39 - 21.20%	23.78 - 25.65%
Thrivent Mid Cap Value
Units (a)	2,637,185	3,033,500	1,602,453	201,601	—
Unit value	$18.41-$17.43	$16.31-$15.67	$17.28-$16.85	$13.26-$13.12	—
Net assets	$46,635,464	$48,054,846	$27,150,058	$2,648,090	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	0.82%	0.00%	0.59%	2.07%	— %
Total return (d) (4)	11.19 - 12.86%	(7.01) - (5.60)%	28.42 - 30.36%	31.24 - 32.57%	— %
Thrivent Moderate Allocation
Units (a)	394,022,406	430,931,227	457,703,594	474,953,726	504,846,740
Unit value	$25.46-$16.70	$22.95-$14.74	$26.65-$18.03	$23.87-$16.40	$21.22-$14.81
Net assets	$8,324,960,701	$8,031,182,875	$10,460,789,782	$9,859,224,387	$9,368,904,693
Ratio of expenses to net assets (b)	0.95 - 2.50%	1.00 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	2.59%	1.63%	1.51%	1.99%	2.27%
Total return (d)	13.32 - 15.09%	(18.25) - (17.02) %	9.91 - 11.62%	10.76 - 12.49%	15.82 - 17.62%
Thrivent Moderately Aggressive Allocation
Units (a)	232,884,222	248,212,768	252,502,236	254,503,383	269,294,479
Unit value	$28.83-$18.44	$26.02-$16.04	$30.26-$19.86	$26.26-$16.88	$23.17-$15.13
Net assets	$5,590,099,629	$5,239,446,759	$6,720,738,329	$6,072,214,856	$5,713,878,815
Ratio of expenses to net assets (b)	0.95 - 2.25%	1.00 - 2.25%	0.95 - 2.25%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	2.54%	1.29%	1.20%	1.64%	1.84%
Total return (d)	14.99 - 16.49%	(19.25) - (18.23) %	13.76 - 15.25%	11.58 - 13.33%	19.10 - 20.96%
Thrivent Moderately Conservative Allocation
Units (a)	229,940,856	263,282,506	288,148,731	301,352,955	307,114,415
Unit value	$20.22-$16.73	$18.21-$15.26	$21.56-$18.29	$20.30-$17.44	$18.58-$16.16
Net assets	$3,956,532,478	$4,107,066,057	$5,354,916,413	$5,315,293,591	$4,982,901,491
Ratio of expenses to net assets (b)	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%
Investment income ratio (c)	2.90%	2.10%	1.81%	2.27%	2.53%
Total return (d)	9.65 - 11.03%	(16.58) - (15.54) %	4.86 - 6.18%	7.94 - 9.30%	12.67 - 14.09%
Thrivent Money Market
Units (a)	359,229,225	307,061,975	206,124,449	274,389,851	166,249,843
Unit value	$1.08-$.90	$1.03-$.88	$1.02-$.88	$1.03-$.90	$1.03-$.91
Net assets	$368,376,885	$301,938,836	$202,004,399	$271,701,235	$165,987,261
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.79%	1.53%	0.00%	0.22%	1.80%
Total return (d)	2.91 - 4.46%	(0.54) - 0.41%	(1.88) - (0.40) %	(1.60) - (0.11) %	(0.09) - 1.42%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Multidimensional Income
Units (a)	4,212,823	5,230,063	4,589,533	2,298,985	2,214,225
Unit value	$11.48-$10.44	$10.36-$9.82	$12.32-$11.55	$11.70-$11.13	$11.09-$10.71
Net assets	$45,902,301	$53,213,587	$54,555,569	$26,166,991	$24,109,675
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	5.03%	2.38%	2.52%	0.00%	4.85%
Total return (d)	6.33 - 7.93%	(14.98) - (14.17) %	3.78 - 5.35%	3.85 - 5.42%	12.93 - 14.63%
Thrivent Opportunity Income Plus
Units (a)	10,412,603	12,496,467	14,153,211	14,378,390	13,690,079
Unit value	$11.05-$13.18	$10.18-$12.33	$11.42-$14.04	$11.27-$14.05	$10.84-$13.72
Net assets	$152,246,741	$170,114,676	$218,770,327	$222,189,723	$206,132,161
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.91%	4.02%	2.99%	3.32%	4.01%
Total return (d)	6.89 - 8.50%	(12.18) - (10.85) %	(0.12) - 1.39%	2.41 - 3.97%	6.49 - 8.09%
Thrivent Real Estate Securities
Units (a)	4,501,814	4,907,245	4,831,218	4,777,399	5,125,220
Unit value	$13.46-$25.07	$12.27-$23.20	$16.55-$31.78	$11.70-$22.79	$12.41-$24.54
Net assets	$125,181,090	$128,335,883	$182,777,809	$134,355,521	$155,936,196
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.15%	1.15%	1.38%	2.01%	2.14%
Total return (d)	8.07 - 9.70%	(27.00) - (25.90) %	39.44 - 41.55%	(7.14) - (5.73) %	25.53 - 27.43%
Thrivent Small Cap Growth
Units (a)	7,392,971	6,217,878	5,181,321	3,695,052	1,742,182
Unit value	$16.85-$15.47	$15.40-$14.35	$20.06-$18.98	$17.99-$17.28	$11.62-$11.33
Net assets	$106,979,242	$84,060,677	$94,094,140	$63,415,976	$19,941,374
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	7.80 - 9.42%	(24.36) - (23.22) %	9.83 - 11.49%	52.45 - 54.76%	26.00 - 27.90%
Thrivent Small Cap Index
Units (a)	15,458,372	14,393,240	12,939,309	11,859,869	11,230,468
Unit value	$16.34-$37.21	$14.17-$32.75	$17.00-$39.87	$13.49-$32.12	$12.19-$29.47
Net assets	$481,771,880	$426,336,082	$512,703,893	$418,911,563	$379,530,260
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.17%	1.16%	0.82%	1.18%	1.05%
Total return (d)	13.62 - 15.33%	(17.87) - (16.63) %	24.13 - 26.00%	9.01 - 10.66%	20.18 - 22.00%
Thrivent Small Cap Stock
Units (a)	11,990,018	10,040,194	8,359,146	6,678,954	6,844,695
Unit value	$19.32-$35.70	$17.23-$32.31	$19.32-$36.77	$15.54-$30.04	$12.72-$24.95
Net assets	$376,527,369	$312,211,319	$331,659,086	$252,029,483	$218,322,227
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.61%	0.33%	0.79%	0.69%	0.39%
Total return (d)	10.51 - 12.18%	(12.14) - (10.82) %	22.42 - 24.27%	20.38 - 22.20%	25.37 - 27.26%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Vanguard® VIF Capital Growth
Units (a)	67,154	47,164	56,887	70,958	89,019
Unit value	$20.76	$16.34	$19.48	$16.15	$13.85
Net assets	$1,393,952	$770,718	$1,108,183	$1,145,847	$1,232,881
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.91%	0.98%	0.96%	1.43%	1.11%
Total return (d)	27.03%	(16.12) %	20.63%	16.59%	25.55%
Vanguard® VIF International
Units (a)	99,580	159,565	140,513	100,776	96,565
Unit value	$15.60	$13.71	$19.77	$20.23	$12.93
Net assets	$1,550,430	$2,184,753	$2,773,429	$2,034,331	$1,248,817
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.84%	1.30%	0.23%	1.28%	1.38%
Total return (d)	13.80%	(30.64) %	(2.28) %	56.40%	30.24%
Vanguard® VIF Short- Term Investment- Grade
Units (a)	99,751	127,188	254,929	61,709	90,640
Unit value	$10.75	$10.20	$10.90	$11.04	$10.54
Net assets	$1,072,408	$1,297,740	$2,779,729	$681,017	$955,361
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.32%	1.90%	0.96%	2.77%	2.28%
Total return (d)	5.37%	(6.43) %	(1.20) %	4.70%	4.90%
Vanguard® VIF Small Company Growth
Units (a)	25,502	34,252	38,106	50,502	76,998
Unit value	$15.78	$13.29	$17.94	$15.82	$12.94
Net assets	$402,013	$454,811	$682,991	$798,615	$996,521
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.44%	0.26%	0.40%	0.74%	0.37%
Total return (d)	18.75%	(25.91) %	13.36%	22.26%	27.15%
Vanguard® VIF Total Bond Market Index
Units (a)	509,933	566,060	602,724	719,000	575,974
Unit value	$10.29	$9.80	$11.34	$11.60	$10.84
Net assets	$5,247,917	$5,545,369	$6,837,588	$8,340,789	$6,241,958
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.50%	2.07%	2.32%	2.25%	2.04%
Total return (d)	5.05%	(13.65) %	(2.21) %	7.04%	8.13%
Vanguard® VIF Total Stock Market Index
Units (a)	323,090	367,333	386,235	463,268	388,913
Unit value	$20.42	$16.29	$20.36	$16.29	$13.58
Net assets	$6,596,469	$5,984,283	$7,864,503	$7,545,779	$5,281,005
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.22%	1.35%	1.25%	1.46%	1.44%
Total return (d)	25.32%	(19.99) %	25.01%	19.95%	30.10%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

(a)
These amounts represent the units for contracts in accumulation, contracts in death claim, and contracts in payout.
(b)
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. The RPA fee is not included.
(c)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in footnotes 3 and 4 below indicate the effective date of the investment option in the Variable Account. The total returns and unit values are presented as a range of minimum to maximum values, based on the price level representing the minimum and maximum expense ratio amounts.
(1)
The following name changes were effective April 30, 2023:

Thrivent Emerging Markets Equity was formerly known as Thrivent Partner Emerging Markets Equity.

Thrivent Healthcare was formerly known as Thrivent Partner Healthcare.
(2)
Thrivent Partner Growth Stock merged into the Thrivent Large Cap Growth Portfolio as of August 31, 2020.
(3)
For the period June 30, 2020 (commencement of operations) to December 31, 2020.
(4)
For the period April 29, 2020 (commencement of operations) to December 31, 2020.
(5)
The following name change was effective June 1, 2019: *MFS® VIT II - MFS® International IntrinsicValue was formerly known as MFS® VIT II - MFS® International Value,
(6)
The following name changes were effective April 30, 2019:

Thrivent All Cap was formerly known as Thrivent Partner All Cap.

Thrivent Global Stock was formerly known as Thrivent Large Cap Stock.

Thrivent International Allocation was formerly known as Thrivent Worldwide Allocation.
(7) UNIT FAIR VALUE
Thrivent Variable Annuity Account I contains four different products, which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, all four products offer the selection of additional death benefit options. Differences in the fee structure result in multiple different unit values, expense ratios and total returns. Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Flexible Premium Deferred Variable Annuity – 2002

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Basic Death Benefits only – 1.10% Expense Ratio
Thrivent Aggressive Allocation	1,033,072	$34.94	$36,091,291
Thrivent All Cap	89,148	$58.56	$5,220,758
Thrivent Balanced Income Plus	456,672	$29.10	$13,290,014
Thrivent Diversified Income Plus	369,800	$31.45	$11,629,630
Thrivent Emerging Markets Equity	89,998	$13.25	$1,192,403
Thrivent ESG Index	36,399	$16.30	$593,283
Thrivent Global Stock	514,766	$35.18	$18,109,546
Thrivent Government Bond	391,182	$14.90	$5,828,948
Thrivent Healthcare	128,659	$36.95	$4,754,510
Thrivent High Yield	261,454	$33.69	$8,808,725
Thrivent Income	539,160	$19.90	$10,730,330
Thrivent International Allocation	1,267,426	$13.06	$16,550,899
Thrivent International Index	15,647	$13.83	$216,444
Thrivent Large Cap Growth	736,975	$73.59	$54,234,341
Thrivent Large Cap Index	533,245	$60.78	$32,407,949
Thrivent Large Cap Value	436,025	$50.22	$21,896,443
Thrivent Limited Maturity Bond	610,032	$13.65	$8,329,298
Thrivent Low Volatility Equity	30,960	$14.32	$443,291
Thrivent Mid Cap Growth	52,540	$13.41	$704,746
Thrivent Mid Cap Index	207,255	$65.75	$13,627,822
Thrivent Mid Cap Stock	414,719	$73.44	$30,456,643
Thrivent Mid Cap Value	27,817	$17.95	$499,192
Thrivent Moderate Allocation	4,266,166	$25.91	$110,531,830
Thrivent Moderately Aggressive Allocation	3,277,771	$29.73	$97,447,283
Thrivent Moderately Conservative Allocation	2,080,292	$20.34	$42,317,323
Thrivent Money Market	7,660,673	$1.05	$8,042,352
Thrivent Multidimensional Income	34,190	$11.01	$376,468
Thrivent Opportunity Income Plus	208,957	$15.96	$3,336,187
Thrivent Real Estate Securities	180,773	$48.89	$8,837,282
Thrivent Small Cap Growth	65,595	$16.19	$1,062,187
Thrivent Small Cap Index	206,671	$66.54	$13,751,644
Thrivent Small Cap Stock	318,619	$64.54	$20,562,187
			$601,881,249

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB – 1.20% Expense Ratio
Thrivent Aggressive Allocation	2,230,061	$34.29	$76,467,084
Thrivent All Cap	226,315	$57.34	$12,975,943
Thrivent Balanced Income Plus	898,418	$28.49	$25,597,782
Thrivent Diversified Income Plus	954,995	$30.79	$29,403,408
Thrivent Emerging Markets Equity	195,827	$13.04	$2,553,856
Thrivent ESG Index	55,135	$16.24	$895,378
Thrivent Global Stock	1,637,749	$34.44	$56,409,851
Thrivent Government Bond	1,009,206	$14.59	$14,722,927
Thrivent Healthcare	270,731	$36.38	$9,849,094
Thrivent High Yield	570,969	$32.98	$18,833,463
Thrivent Income	1,208,100	$19.48	$23,540,003
Thrivent International Allocation	3,072,106	$12.86	$39,492,112
Thrivent International Index	37,129	$13.78	$511,709
Thrivent Large Cap Growth	1,699,011	$72.05	$122,410,734
Thrivent Large Cap Index	1,114,292	$59.50	$66,302,855
Thrivent Large Cap Value	1,038,380	$49.19	$51,077,928
Thrivent Limited Maturity Bond	1,758,586	$13.37	$23,508,719
Thrivent Low Volatility Equity	61,266	$14.22	$871,379
Thrivent Mid Cap Growth	132,480	$13.36	$1,770,501
Thrivent Mid Cap Index	469,135	$64.38	$30,201,085
Thrivent Mid Cap Stock	984,155	$71.90	$70,761,810
Thrivent Mid Cap Value	79,300	$17.88	$1,417,852
Thrivent Moderate Allocation	10,530,191	$25.43	$267,777,726
Thrivent Moderately Aggressive Allocation	7,481,338	$29.18	$218,301,673
Thrivent Moderately Conservative Allocation	4,465,756	$19.97	$89,161,191
Thrivent Money Market	14,891,558	$1.03	$15,313,486
Thrivent Multidimensional Income	155,767	$10.94	$1,703,734
Thrivent Opportunity Income Plus	596,410	$15.64	$9,327,474
Thrivent Real Estate Securities	402,722	$47.88	$19,284,305
Thrivent Small Cap Growth	195,102	$16.10	$3,141,410
Thrivent Small Cap Index	431,799	$65.14	$28,129,527
Thrivent Small Cap Stock	832,078	$63.18	$52,573,689
			$1,384,289,688

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
PADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	41,822	$33.34	$1,394,421
Thrivent All Cap	2,408	$55.54	$133,758
Thrivent Balanced Income Plus	40,971	$27.60	$1,130,853
Thrivent Diversified Income Plus	37,404	$29.83	$1,115,620
Thrivent Emerging Markets Equity	2,853	$12.74	$36,338
Thrivent ESG Index	—	$16.15	$—
Thrivent Global Stock	32,072	$33.37	$1,070,106
Thrivent Government Bond	19,989	$14.13	$282,494
Thrivent Healthcare	2,278	$35.53	$80,934
Thrivent High Yield	17,808	$31.95	$569,036
Thrivent Income	46,312	$18.87	$874,207
Thrivent International Allocation	51,338	$12.56	$644,609
Thrivent International Index	—	$13.71	$—
Thrivent Large Cap Growth	41,479	$69.80	$2,894,371
Thrivent Large Cap Index	24,623	$57.64	$1,419,339
Thrivent Large Cap Value	26,055	$47.69	$1,242,482
Thrivent Limited Maturity Bond	47,797	$12.95	$618,958
Thrivent Low Volatility Equity	1,113	$14.08	$15,677
Thrivent Mid Cap Growth	1,442	$13.29	$19,166
Thrivent Mid Cap Index	4,983	$62.36	$310,768
Thrivent Mid Cap Stock	19,583	$69.65	$1,364,010
Thrivent Mid Cap Value	2,489	$17.78	$44,262
Thrivent Moderate Allocation	295,457	$24.73	$7,305,714
Thrivent Moderately Aggressive Allocation	138,695	$28.37	$3,935,225
Thrivent Moderately Conservative Allocation	173,828	$19.41	$3,374,659
Thrivent Money Market	335,848	$1.00	$334,822
Thrivent Multidimensional Income	63	$10.83	$680
Thrivent Opportunity Income Plus	6,841	$15.16	$103,732
Thrivent Real Estate Securities	5,825	$46.42	$270,423
Thrivent Small Cap Growth	6,787	$15.96	$108,355
Thrivent Small Cap Index	3,779	$63.11	$238,485
Thrivent Small Cap Stock	24,037	$61.21	$1,471,230
			$32,404,734

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
EADB – 1.30% Expense Ratio
Thrivent Aggressive Allocation	17,504	$33.65	$589,090
Thrivent All Cap	1,744	$56.13	$97,907
Thrivent Balanced Income Plus	8,396	$27.90	$234,208
Thrivent Diversified Income Plus	4,389	$30.14	$132,316
Thrivent Emerging Markets Equity	—	$12.84	$—
Thrivent ESG Index	—	$16.18	$—
Thrivent Global Stock	8,626	$33.72	$290,882
Thrivent Government Bond	3,512	$14.28	$50,168
Thrivent Healthcare	2,634	$35.81	$94,325
Thrivent High Yield	4,178	$32.29	$134,938
Thrivent Income	11,592	$19.08	$221,149
Thrivent International Allocation	22,715	$12.66	$287,466
Thrivent International Index	—	$13.73	$—
Thrivent Large Cap Growth	15,958	$70.54	$1,125,701
Thrivent Large Cap Index	4,338	$58.26	$252,735
Thrivent Large Cap Value	11,868	$48.18	$571,821
Thrivent Limited Maturity Bond	7,035	$13.09	$92,072
Thrivent Low Volatility Equity	—	$14.13	$—
Thrivent Mid Cap Growth	—	$13.32	$—
Thrivent Mid Cap Index	1,505	$63.03	$94,873
Thrivent Mid Cap Stock	7,607	$70.39	$535,464
Thrivent Mid Cap Value	—	$17.81	$—
Thrivent Moderate Allocation	133,086	$24.96	$3,321,684
Thrivent Moderately Aggressive Allocation	84,325	$28.64	$2,415,018
Thrivent Moderately Conservative Allocation	26,935	$19.60	$527,824
Thrivent Money Market	74,653	$1.01	$75,226
Thrivent Multidimensional Income	—	$10.86	$—
Thrivent Opportunity Income Plus	8,475	$15.32	$129,831
Thrivent Real Estate Securities	7,032	$46.90	$329,852
Thrivent Small Cap Growth	1,888	$16.01	$30,229
Thrivent Small Cap Index	2,149	$63.78	$137,050
Thrivent Small Cap Stock	5,287	$61.86	$327,033
			$12,098,862

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB & PADB – 1.40% Expense Ratio
Thrivent Aggressive Allocation	249,586	$33.03	$8,244,239
Thrivent All Cap	17,637	$54.96	$969,291
Thrivent Balanced Income Plus	106,393	$27.31	$2,904,906
Thrivent Diversified Income Plus	59,635	$29.51	$1,759,449
Thrivent Emerging Markets Equity	11,822	$12.64	$149,411
Thrivent ESG Index	—	$16.12	$—
Thrivent Global Stock	129,820	$33.01	$4,285,982
Thrivent Government Bond	78,430	$13.98	$1,095,584
Thrivent Healthcare	13,180	$35.26	$464,697
Thrivent High Yield	51,606	$31.61	$1,631,650
Thrivent Income	98,234	$18.68	$1,833,654
Thrivent International Allocation	244,131	$12.46	$3,041,349
Thrivent International Index	10,768	$13.68	$147,314
Thrivent Large Cap Growth	145,385	$69.06	$10,040,406
Thrivent Large Cap Index	110,781	$57.03	$6,318,369
Thrivent Large Cap Value	72,615	$47.20	$3,427,081
Thrivent Limited Maturity Bond	142,515	$12.81	$1,826,089
Thrivent Low Volatility Equity	5,983	$14.03	$83,963
Thrivent Mid Cap Growth	10,855	$13.27	$144,006
Thrivent Mid Cap Index	41,342	$61.71	$2,551,057
Thrivent Mid Cap Stock	76,286	$68.92	$5,257,611
Thrivent Mid Cap Value	6,026	$17.75	$106,957
Thrivent Moderate Allocation	908,797	$24.50	$22,262,750
Thrivent Moderately Aggressive Allocation	610,608	$28.11	$17,163,812
Thrivent Moderately Conservative Allocation	367,380	$19.23	$7,065,951
Thrivent Money Market	947,905	$0.99	$935,345
Thrivent Multidimensional Income	6,676	$10.79	$72,053
Thrivent Opportunity Income Plus	49,847	$15.00	$747,739
Thrivent Real Estate Securities	34,644	$45.94	$1,591,072
Thrivent Small Cap Growth	11,099	$15.92	$176,683
Thrivent Small Cap Index	39,965	$62.44	$2,495,545
Thrivent Small Cap Stock	63,762	$60.56	$3,861,619
			$112,655,634

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB & EADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	186,907	$33.34	$6,231,802
Thrivent All Cap	11,008	$55.54	$611,399
Thrivent Balanced Income Plus	20,118	$27.60	$555,284
Thrivent Diversified Income Plus	38,171	$29.83	$1,138,521
Thrivent Emerging Markets Equity	5,698	$12.74	$72,579
Thrivent ESG Index	2,352	$16.15	$37,992
Thrivent Global Stock	52,021	$33.37	$1,735,729
Thrivent Government Bond	41,631	$14.13	$588,355
Thrivent Healthcare	14,235	$35.53	$505,834
Thrivent High Yield	26,770	$31.95	$855,421
Thrivent Income	51,404	$18.87	$970,297
Thrivent International Allocation	133,881	$12.56	$1,681,055
Thrivent International Index	—	$13.71	$—
Thrivent Large Cap Growth	77,052	$69.80	$5,377,954
Thrivent Large Cap Index	48,411	$57.64	$2,790,515
Thrivent Large Cap Value	45,640	$47.69	$2,176,410
Thrivent Limited Maturity Bond	43,056	$12.95	$557,603
Thrivent Low Volatility Equity	3,114	$14.08	$43,853
Thrivent Mid Cap Growth	6,503	$13.29	$86,426
Thrivent Mid Cap Index	17,205	$62.36	$1,072,974
Thrivent Mid Cap Stock	41,607	$69.65	$2,898,067
Thrivent Mid Cap Value	4,734	$17.78	$84,182
Thrivent Moderate Allocation	457,624	$24.73	$11,315,574
Thrivent Moderately Aggressive Allocation	279,897	$28.37	$7,941,569
Thrivent Moderately Conservative Allocation	156,593	$19.41	$3,040,077
Thrivent Money Market	903,342	$1.00	$900,507
Thrivent Multidimensional Income	24,407	$10.83	$264,299
Thrivent Opportunity Income Plus	19,137	$15.16	$290,144
Thrivent Real Estate Securities	14,231	$46.42	$660,613
Thrivent Small Cap Growth	11,424	$15.96	$182,387
Thrivent Small Cap Index	16,689	$63.11	$1,053,216
Thrivent Small Cap Stock	34,437	$61.21	$2,107,796
			$57,828,434

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
PADB & EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	2,423	$32.42	$78,560
Thrivent All Cap	59	$53.81	$3,167
Thrivent Balanced Income Plus	3,891	$26.74	$104,038
Thrivent Diversified Income Plus	6,065	$28.89	$175,243
Thrivent Emerging Markets Equity	398	$12.44	$4,953
Thrivent ESG Index	—	$16.06	$—
Thrivent Global Stock	8,986	$32.32	$290,466
Thrivent Government Bond	1,492	$13.69	$20,429
Thrivent Healthcare	572	$34.71	$19,847
Thrivent High Yield	2,915	$30.95	$90,230
Thrivent Income	1,560	$18.28	$28,530
Thrivent International Allocation	11,084	$12.26	$135,944
Thrivent International Index	—	$13.63	$—
Thrivent Large Cap Growth	5,198	$67.61	$351,436
Thrivent Large Cap Index	4,188	$55.84	$233,861
Thrivent Large Cap Value	2,092	$46.23	$96,691
Thrivent Limited Maturity Bond	15,636	$12.54	$196,163
Thrivent Low Volatility Equity	—	$13.94	$—
Thrivent Mid Cap Growth	—	$13.22	$—
Thrivent Mid Cap Index	1,613	$60.41	$97,424
Thrivent Mid Cap Stock	1,730	$67.48	$116,744
Thrivent Mid Cap Value	—	$17.68	$—
Thrivent Moderate Allocation	68,559	$24.04	$1,648,407
Thrivent Moderately Aggressive Allocation	29,339	$27.59	$809,443
Thrivent Moderately Conservative Allocation	27,578	$18.88	$520,603
Thrivent Money Market	5,873	$0.97	$5,687
Thrivent Multidimensional Income	—	$10.72	$—
Thrivent Opportunity Income Plus	354	$14.70	$5,203
Thrivent Real Estate Securities	1,355	$45.00	$60,993
Thrivent Small Cap Growth	27	$15.83	$423
Thrivent Small Cap Index	761	$61.13	$46,497
Thrivent Small Cap Stock	2,122	$59.29	$125,803
			$5,266,785

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB, PADB & EADB – 1.55% Expense Ratio
Thrivent Aggressive Allocation	432,594	$32.12	$13,894,361
Thrivent All Cap	32,086	$53.24	$1,708,239
Thrivent Balanced Income Plus	269,094	$26.46	$7,119,372
Thrivent Diversified Income Plus	196,848	$28.59	$5,627,842
Thrivent Emerging Markets Equity	20,675	$12.34	$255,234
Thrivent ESG Index	11,177	$16.03	$179,195
Thrivent Global Stock	359,419	$31.98	$11,495,104
Thrivent Government Bond	201,734	$13.55	$2,732,815
Thrivent Healthcare	47,362	$34.44	$1,631,004
Thrivent High Yield	76,505	$30.63	$2,343,373
Thrivent Income	187,443	$18.09	$3,391,512
Thrivent International Allocation	439,575	$12.17	$5,349,055
Thrivent International Index	11,921	$13.61	$162,201
Thrivent Large Cap Growth	245,843	$66.90	$16,445,992
Thrivent Large Cap Index	197,138	$55.25	$10,892,142
Thrivent Large Cap Value	154,598	$45.75	$7,073,287
Thrivent Limited Maturity Bond	252,247	$12.41	$3,131,116
Thrivent Low Volatility Equity	8,273	$13.89	$114,952
Thrivent Mid Cap Growth	25,981	$13.19	$342,789
Thrivent Mid Cap Index	104,066	$59.78	$6,220,747
Thrivent Mid Cap Stock	186,810	$66.76	$12,472,247
Thrivent Mid Cap Value	9,193	$17.65	$162,267
Thrivent Moderate Allocation	1,197,447	$23.82	$28,523,200
Thrivent Moderately Aggressive Allocation	904,363	$27.33	$24,718,587
Thrivent Moderately Conservative Allocation	713,180	$18.70	$13,337,812
Thrivent Money Market	2,156,459	$0.96	$2,062,806
Thrivent Multidimensional Income	6,038	$10.69	$64,515
Thrivent Opportunity Income Plus	97,984	$14.55	$1,425,430
Thrivent Real Estate Securities	60,798	$44.54	$2,707,991
Thrivent Small Cap Growth	24,127	$15.78	$380,828
Thrivent Small Cap Index	86,188	$60.49	$5,213,587
Thrivent Small Cap Stock	155,935	$58.67	$9,148,560
			$200,328,162
Basic Death Benefits & RPA – 1.85% Expense Ratio
Thrivent Moderate Allocation	—	$22.75	$—
Thrivent Moderately Aggressive Allocation	—	$26.10	$—
Thrivent Moderately Conservative Allocation	—	$17.86	$—
			$-
MADB & RPA – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$15.02	$—
			$-

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB & RPA – 1.95% Expense Ratio
Thrivent Moderate Allocation	—	$22.33	$—
Thrivent Moderately Aggressive Allocation	—	$25.62	$—
Thrivent Moderately Conservative Allocation	—	$17.53	$—
			$-
Flexible Premium Deferred Variable Annuity – 2005
Years 1-7 Basic Death Benefit only – 1.25% Expense Ratio
Thrivent Aggressive Allocation	4,005,029	$33.97	$136,052,211
Thrivent All Cap	293,062	$43.17	$12,650,893
Thrivent Balanced Income Plus	1,744,631	$23.39	$40,803,990
Thrivent Diversified Income Plus	3,927,643	$21.87	$85,881,945
Thrivent Emerging Markets Equity	715,362	$12.94	$9,256,458
Thrivent ESG Index	258,365	$16.21	$4,188,086
Thrivent Global Stock	442,506	$28.17	$12,466,739
Thrivent Government Bond	1,159,950	$13.51	$15,666,747
Thrivent Healthcare	679,104	$36.10	$24,512,626
Thrivent High Yield	1,478,715	$23.00	$34,022,108
Thrivent Income	2,558,945	$16.95	$43,373,656
Thrivent International Allocation	2,357,505	$12.75	$30,069,452
Thrivent International Index	279,563	$13.76	$3,845,869
Thrivent Large Cap Growth	2,778,139	$57.64	$160,144,423
Thrivent Large Cap Index	4,673,104	$44.81	$209,386,606
Thrivent Large Cap Value	1,466,935	$35.41	$51,945,437
Thrivent Limited Maturity Bond	2,143,164	$12.63	$27,080,258
Thrivent Low Volatility Equity	705,185	$14.18	$9,996,391
Thrivent Mid Cap Growth	507,937	$13.34	$6,775,759
Thrivent Mid Cap Index	2,214,455	$43.45	$96,215,533
Thrivent Mid Cap Stock	1,377,942	$48.84	$67,299,108
Thrivent Mid Cap Value	310,769	$17.85	$5,546,243
Thrivent Moderate Allocation	22,844,428	$25.19	$575,631,834
Thrivent Moderately Aggressive Allocation	16,445,209	$28.91	$475,289,491
Thrivent Moderately Conservative Allocation	8,716,605	$19.78	$172,414,347
Thrivent Money Market	49,878,594	$1.02	$50,922,563
Thrivent Multidimensional Income	796,932	$10.90	$8,687,582
Thrivent Opportunity Income Plus	1,560,457	$14.88	$23,218,582
Thrivent Real Estate Securities	395,468	$28.31	$11,194,543
Thrivent Small Cap Growth	804,693	$16.06	$12,919,898
Thrivent Small Cap Index	2,161,975	$42.01	$90,817,104
Thrivent Small Cap Stock	811,230	$40.31	$32,699,400
			$2,540,975,882

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	2,657,032	$32.72	$86,950,049
Thrivent All Cap	132,918	$41.58	$5,527,351
Thrivent Balanced Income Plus	805,104	$22.53	$18,139,513
Thrivent Diversified Income Plus	1,675,626	$21.06	$35,295,669
Thrivent Emerging Markets Equity	266,687	$12.54	$3,344,256
Thrivent ESG Index	83,328	$16.09	$1,340,870
Thrivent Global Stock	236,847	$27.14	$6,428,013
Thrivent Government Bond	486,647	$13.01	$6,331,881
Thrivent Healthcare	335,449	$34.98	$11,734,503
Thrivent High Yield	588,160	$22.16	$13,036,628
Thrivent Income	1,083,879	$16.33	$17,698,455
Thrivent International Allocation	815,863	$12.36	$10,084,762
Thrivent International Index	96,913	$13.66	$1,323,463
Thrivent Large Cap Growth	1,228,687	$55.53	$68,229,705
Thrivent Large Cap Index	1,766,590	$43.16	$76,252,743
Thrivent Large Cap Value	805,760	$34.11	$27,486,276
Thrivent Limited Maturity Bond	1,257,896	$12.17	$15,290,626
Thrivent Low Volatility Equity	352,253	$13.99	$4,927,170
Thrivent Mid Cap Growth	190,128	$13.24	$2,517,720
Thrivent Mid Cap Index	859,021	$41.86	$35,954,862
Thrivent Mid Cap Stock	688,206	$47.05	$32,379,532
Thrivent Mid Cap Value	174,428	$17.72	$3,090,252
Thrivent Moderate Allocation	13,685,915	$24.27	$332,146,680
Thrivent Moderately Aggressive Allocation	11,382,438	$27.85	$316,981,243
Thrivent Moderately Conservative Allocation	4,182,384	$19.05	$79,694,099
Thrivent Money Market	30,332,008	$0.98	$29,816,326
Thrivent Multidimensional Income	446,183	$10.76	$4,799,462
Thrivent Opportunity Income Plus	912,152	$14.33	$13,074,921
Thrivent Real Estate Securities	165,143	$27.27	$4,504,337
Thrivent Small Cap Growth	435,299	$15.87	$6,910,084
Thrivent Small Cap Index	851,537	$40.47	$34,458,103
Thrivent Small Cap Stock	439,260	$38.83	$17,056,374
			$1,322,805,928

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB – 1.65% Expense Ratio
Thrivent Aggressive Allocation	185,296	$31.52	$5,841,336
Thrivent All Cap	11,435	$40.06	$458,071
Thrivent Balanced Income Plus	47,573	$21.70	$1,032,541
Thrivent Diversified Income Plus	119,429	$20.29	$2,423,425
Thrivent Emerging Markets Equity	9,554	$12.15	$116,105
Thrivent ESG Index	223	$15.97	$3,555
Thrivent Global Stock	13,360	$26.14	$349,283
Thrivent Government Bond	48,005	$12.53	$601,710
Thrivent Healthcare	31,063	$33.90	$1,053,094
Thrivent High Yield	63,609	$21.35	$1,358,248
Thrivent Income	167,419	$15.73	$2,633,536
Thrivent International Allocation	53,717	$11.98	$643,496
Thrivent International Index	5,739	$13.56	$77,795
Thrivent Large Cap Growth	78,426	$53.49	$4,195,326
Thrivent Large Cap Index	117,638	$41.58	$4,891,494
Thrivent Large Cap Value	30,840	$32.86	$1,013,443
Thrivent Limited Maturity Bond	112,670	$11.72	$1,321,250
Thrivent Low Volatility Equity	30,099	$13.80	$415,431
Thrivent Mid Cap Growth	47,364	$13.15	$622,620
Thrivent Mid Cap Index	60,435	$40.32	$2,436,755
Thrivent Mid Cap Stock	40,744	$45.32	$1,846,643
Thrivent Mid Cap Value	1,491	$17.59	$26,223
Thrivent Moderate Allocation	1,274,583	$23.38	$29,798,675
Thrivent Moderately Aggressive Allocation	633,721	$26.83	$17,000,682
Thrivent Moderately Conservative Allocation	427,599	$18.36	$7,848,914
Thrivent Money Market	3,820,526	$0.95	$3,619,533
Thrivent Multidimensional Income	21,880	$10.61	$232,236
Thrivent Opportunity Income Plus	84,987	$13.81	$1,173,593
Thrivent Real Estate Securities	24,856	$26.27	$652,921
Thrivent Small Cap Growth	26,431	$15.70	$414,838
Thrivent Small Cap Index	69,274	$38.98	$2,700,427
Thrivent Small Cap Stock	12,571	$37.41	$470,230
			$97,273,429

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	47,616	$32.42	$1,543,819
Thrivent All Cap	6,361	$41.20	$262,081
Thrivent Balanced Income Plus	6,661	$22.32	$148,680
Thrivent Diversified Income Plus	16,377	$20.87	$341,760
Thrivent Emerging Markets Equity	5,155	$12.44	$64,144
Thrivent ESG Index	1,862	$16.06	$29,911
Thrivent Global Stock	20,062	$26.89	$539,428
Thrivent Government Bond	205	$12.89	$2,647
Thrivent Healthcare	7,048	$34.71	$244,615
Thrivent High Yield	18,978	$21.95	$416,746
Thrivent Income	6,017	$16.17	$97,348
Thrivent International Allocation	32,714	$12.26	$401,216
Thrivent International Index	2,175	$13.63	$29,649
Thrivent Large Cap Growth	29,330	$55.01	$1,613,547
Thrivent Large Cap Index	38,432	$42.76	$1,643,458
Thrivent Large Cap Value	31,021	$33.80	$1,048,372
Thrivent Limited Maturity Bond	11,211	$12.06	$135,196
Thrivent Low Volatility Equity	2,008	$13.94	$27,999
Thrivent Mid Cap Growth	911	$13.22	$12,047
Thrivent Mid Cap Index	16,507	$41.47	$684,504
Thrivent Mid Cap Stock	13,952	$46.61	$650,307
Thrivent Mid Cap Value	1,306	$17.68	$23,099
Thrivent Moderate Allocation	196,980	$24.04	$4,736,104
Thrivent Moderately Aggressive Allocation	94,718	$27.59	$2,613,183
Thrivent Moderately Conservative Allocation	45,720	$18.88	$863,081
Thrivent Money Market	283,059	$0.97	$275,823
Thrivent Multidimensional Income	6,258	$10.72	$67,096
Thrivent Opportunity Income Plus	17,700	$14.20	$251,326
Thrivent Real Estate Securities	6,564	$27.02	$177,315
Thrivent Small Cap Growth	1,151	$15.83	$18,213
Thrivent Small Cap Index	17,137	$40.09	$687,008
Thrivent Small Cap Stock	17,143	$38.47	$659,451
			$20,309,173

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & PADB – 1.75% Expense Ratio
Thrivent Aggressive Allocation	125,917	$30.94	$3,895,964
Thrivent All Cap	17,183	$39.32	$675,617
Thrivent Balanced Income Plus	56,507	$21.30	$1,203,751
Thrivent Diversified Income Plus	161,753	$19.92	$3,221,503
Thrivent Emerging Markets Equity	22,477	$11.96	$268,904
Thrivent ESG Index	1,875	$15.92	$29,844
Thrivent Global Stock	17,266	$25.66	$443,051
Thrivent Government Bond	35,116	$12.30	$432,035
Thrivent Healthcare	27,119	$33.37	$905,089
Thrivent High Yield	51,324	$20.95	$1,075,645
Thrivent Income	120,133	$15.44	$1,854,660
Thrivent International Allocation	74,209	$11.79	$875,187
Thrivent International Index	3,947	$13.51	$53,318
Thrivent Large Cap Growth	141,773	$52.50	$7,443,688
Thrivent Large Cap Index	170,322	$40.81	$6,951,054
Thrivent Large Cap Value	71,067	$32.25	$2,292,117
Thrivent Limited Maturity Bond	150,109	$11.51	$1,727,608
Thrivent Low Volatility Equity	11,440	$13.71	$156,838
Thrivent Mid Cap Growth	27,698	$13.10	$362,765
Thrivent Mid Cap Index	98,793	$39.57	$3,909,652
Thrivent Mid Cap Stock	75,062	$44.48	$3,339,117
Thrivent Mid Cap Value	7,289	$17.52	$127,729
Thrivent Moderate Allocation	889,171	$22.95	$20,403,282
Thrivent Moderately Aggressive Allocation	770,820	$26.33	$20,295,867
Thrivent Moderately Conservative Allocation	328,107	$18.02	$5,911,199
Thrivent Money Market	2,317,694	$0.93	$2,154,007
Thrivent Multidimensional Income	17,468	$10.54	$184,172
Thrivent Opportunity Income Plus	27,130	$13.55	$367,702
Thrivent Real Estate Securities	14,876	$25.78	$383,543
Thrivent Small Cap Growth	51,803	$15.61	$808,453
Thrivent Small Cap Index	105,720	$38.26	$4,044,856
Thrivent Small Cap Stock	58,423	$36.71	$2,144,888
			$97,943,105

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & EADB – 1.60% Expense Ratio
Thrivent Aggressive Allocation	112,669	$31.82	$3,585,156
Thrivent All Cap	1,670	$40.44	$67,508
Thrivent Balanced Income Plus	29,140	$21.91	$638,393
Thrivent Diversified Income Plus	22,707	$20.48	$465,084
Thrivent Emerging Markets Equity	4,167	$12.25	$51,037
Thrivent ESG Index	—	$16.00	$—
Thrivent Global Stock	20,389	$26.39	$538,054
Thrivent Government Bond	9,526	$12.65	$120,518
Thrivent Healthcare	6,860	$34.17	$234,410
Thrivent High Yield	33,433	$21.55	$720,553
Thrivent Income	33,119	$15.88	$525,853
Thrivent International Allocation	41,990	$12.07	$506,751
Thrivent International Index	1,903	$13.58	$25,840
Thrivent Large Cap Growth	34,790	$54.00	$1,878,511
Thrivent Large Cap Index	81,079	$41.97	$3,402,969
Thrivent Large Cap Value	26,232	$33.17	$870,089
Thrivent Limited Maturity Bond	80,272	$11.83	$950,065
Thrivent Low Volatility Equity	11,061	$13.85	$153,179
Thrivent Mid Cap Growth	5,206	$13.17	$68,561
Thrivent Mid Cap Index	48,498	$40.70	$1,973,809
Thrivent Mid Cap Stock	23,928	$45.75	$1,094,688
Thrivent Mid Cap Value	1,789	$17.62	$31,515
Thrivent Moderate Allocation	275,794	$23.60	$6,508,360
Thrivent Moderately Aggressive Allocation	279,173	$27.08	$7,559,609
Thrivent Moderately Conservative Allocation	73,227	$18.53	$1,356,742
Thrivent Money Market	197,748	$0.96	$189,205
Thrivent Multidimensional Income	10,123	$10.65	$107,808
Thrivent Opportunity Income Plus	21,831	$13.94	$304,275
Thrivent Real Estate Securities	10,157	$26.52	$269,308
Thrivent Small Cap Growth	19,083	$15.74	$300,357
Thrivent Small Cap Index	24,385	$39.35	$959,479
Thrivent Small Cap Stock	19,860	$37.76	$749,835
			$36,207,521

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB & EADB – 1.80% Expense Ratio
Thrivent Aggressive Allocation	190	$30.65	$5,821
Thrivent All Cap	728	$38.95	$28,362
Thrivent Balanced Income Plus	30,064	$21.10	$634,487
Thrivent Diversified Income Plus	1,882	$19.73	$37,134
Thrivent Emerging Markets Equity	112	$11.87	$1,324
Thrivent ESG Index	85	$15.89	$1,348
Thrivent Global Stock	1,756	$25.42	$44,650
Thrivent Government Bond	1,001	$12.19	$12,194
Thrivent Healthcare	885	$33.11	$29,297
Thrivent High Yield	1,312	$20.76	$27,255
Thrivent Income	2,566	$15.29	$39,261
Thrivent International Allocation	6,948	$11.70	$81,293
Thrivent International Index	—	$13.48	$—
Thrivent Large Cap Growth	3,988	$52.02	$207,429
Thrivent Large Cap Index	2,899	$40.43	$117,232
Thrivent Large Cap Value	1,904	$31.95	$60,844
Thrivent Limited Maturity Bond	989	$11.40	$11,278
Thrivent Low Volatility Equity	189	$13.66	$2,585
Thrivent Mid Cap Growth	—	$13.07	$—
Thrivent Mid Cap Index	668	$39.21	$26,189
Thrivent Mid Cap Stock	1,982	$44.07	$87,361
Thrivent Mid Cap Value	—	$17.49	$—
Thrivent Moderate Allocation	45,204	$22.73	$1,027,623
Thrivent Moderately Aggressive Allocation	29,224	$26.09	$762,331
Thrivent Moderately Conservative Allocation	25,228	$17.85	$450,288
Thrivent Money Market	—	$0.92	$—
Thrivent Multidimensional Income	2,923	$10.51	$30,721
Thrivent Opportunity Income Plus	2,089	$13.42	$28,054
Thrivent Real Estate Securities	1,271	$25.54	$32,453
Thrivent Small Cap Growth	1,707	$15.56	$26,572
Thrivent Small Cap Index	632	$37.90	$23,966
Thrivent Small Cap Stock	1,068	$36.37	$38,852
			$3,876,204

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB, PADB & EADB – 1.90% Expense Ratio
Thrivent Aggressive Allocation	1,103,762	$30.09	$33,209,493
Thrivent All Cap	55,855	$38.23	$2,135,555
Thrivent Balanced Income Plus	187,315	$20.72	$3,879,937
Thrivent Diversified Income Plus	577,568	$19.37	$11,185,782
Thrivent Emerging Markets Equity	148,065	$11.69	$1,729,350
Thrivent ESG Index	30,145	$15.83	$477,142
Thrivent Global Stock	94,217	$24.95	$2,350,993
Thrivent Government Bond	126,921	$11.96	$1,518,456
Thrivent Healthcare	112,504	$32.60	$3,667,689
Thrivent High Yield	290,935	$20.37	$5,929,340
Thrivent Income	420,207	$15.01	$6,308,963
Thrivent International Allocation	357,914	$11.52	$4,123,083
Thrivent International Index	19,256	$13.43	$258,655
Thrivent Large Cap Growth	361,694	$51.06	$18,466,768
Thrivent Large Cap Index	607,501	$39.69	$24,109,269
Thrivent Large Cap Value	235,888	$31.36	$7,398,244
Thrivent Limited Maturity Bond	436,090	$11.19	$4,880,775
Thrivent Low Volatility Equity	114,748	$13.57	$1,557,574
Thrivent Mid Cap Growth	110,133	$13.03	$1,434,531
Thrivent Mid Cap Index	354,306	$38.48	$13,634,690
Thrivent Mid Cap Stock	250,390	$43.26	$10,831,322
Thrivent Mid Cap Value	71,022	$17.43	$1,237,674
Thrivent Moderate Allocation	5,597,664	$22.31	$124,904,632
Thrivent Moderately Aggressive Allocation	3,994,255	$25.60	$102,269,342
Thrivent Moderately Conservative Allocation	1,595,951	$17.52	$27,959,852
Thrivent Money Market	9,452,336	$0.90	$8,548,863
Thrivent Multidimensional Income	75,788	$10.44	$791,113
Thrivent Opportunity Income Plus	249,862	$13.18	$3,293,180
Thrivent Real Estate Securities	73,987	$25.07	$1,854,942
Thrivent Small Cap Growth	187,539	$15.47	$2,901,980
Thrivent Small Cap Index	329,473	$37.21	$12,258,080
Thrivent Small Cap Stock	172,882	$35.70	$6,172,040
			$451,279,309

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Basic Death Benefits – 1.00% Expense Ratio
Thrivent Aggressive Allocation	10,059,695	$35.59	$358,072,174
Thrivent All Cap	709,068	$45.23	$32,072,414
Thrivent Balanced Income Plus	2,968,918	$24.51	$72,757,542
Thrivent Diversified Income Plus	8,178,351	$22.91	$187,376,553
Thrivent Emerging Markets Equity	1,244,351	$13.46	$16,745,092
Thrivent ESG Index	472,038	$16.36	$7,722,190
Thrivent Global Stock	1,158,654	$29.52	$34,203,769
Thrivent Government Bond	2,356,022	$14.15	$33,340,610
Thrivent Healthcare	1,878,447	$37.54	$70,513,644
Thrivent High Yield	2,355,426	$24.10	$56,777,988
Thrivent Income	4,190,298	$17.76	$74,415,090
Thrivent International Allocation	3,860,859	$13.26	$51,212,413
Thrivent International Index	240,498	$13.88	$3,338,938
Thrivent Large Cap Growth	3,979,436	$60.40	$240,359,150
Thrivent Large Cap Index	5,334,068	$46.95	$250,427,687
Thrivent Large Cap Value	2,366,044	$37.10	$87,789,762
Thrivent Limited Maturity Bond	5,422,969	$13.24	$71,794,752
Thrivent Low Volatility Equity	675,841	$14.41	$9,741,654
Thrivent Mid Cap Growth	739,817	$13.46	$9,959,939
Thrivent Mid Cap Index	2,330,966	$45.53	$106,120,241
Thrivent Mid Cap Stock	2,096,194	$51.18	$107,274,311
Thrivent Mid Cap Value	354,886	$18.01	$6,391,925
Thrivent Moderate Allocation	75,589,976	$26.40	$1,995,688,916
Thrivent Moderately Aggressive Allocation	46,301,361	$30.29	$1,402,485,750
Thrivent Moderately Conservative Allocation	44,315,265	$20.73	$918,460,968
Thrivent Money Market	102,139,262	$1.07	$109,262,526
Thrivent Multidimensional Income	1,059,068	$11.08	$11,739,480
Thrivent Opportunity Income Plus	2,808,448	$15.59	$43,781,862
Thrivent Real Estate Securities	992,686	$29.66	$29,443,783
Thrivent Small Cap Growth	916,196	$16.29	$14,920,479
Thrivent Small Cap Index	2,158,393	$44.01	$95,001,168
Thrivent Small Cap Stock	1,421,402	$42.24	$60,033,659
			$6,569,226,429

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit (Option A) – 1.20% Expense Ratio
Thrivent Aggressive Allocation	9,630,203	$34.29	$330,211,982
Thrivent All Cap	495,091	$43.57	$21,572,607
Thrivent Balanced Income Plus	2,162,673	$23.61	$51,055,856
Thrivent Diversified Income Plus	5,284,367	$22.07	$116,632,068
Thrivent Emerging Markets Equity	779,073	$13.04	$10,160,192
Thrivent ESG Index	144,359	$16.24	$2,344,338
Thrivent Global Stock	1,047,266	$28.44	$29,781,716
Thrivent Government Bond	1,522,322	$13.63	$20,752,890
Thrivent Healthcare	1,328,835	$36.38	$48,342,522
Thrivent High Yield	1,550,323	$23.22	$36,001,110
Thrivent Income	2,634,654	$17.11	$45,073,111
Thrivent International Allocation	2,461,486	$12.86	$31,642,320
Thrivent International Index	177,503	$13.78	$2,446,330
Thrivent Large Cap Growth	2,755,165	$58.19	$160,310,679
Thrivent Large Cap Index	2,963,143	$45.23	$134,014,883
Thrivent Large Cap Value	1,970,049	$35.74	$70,415,884
Thrivent Limited Maturity Bond	3,587,391	$12.75	$45,752,226
Thrivent Low Volatility Equity	375,778	$14.22	$5,344,672
Thrivent Mid Cap Growth	535,327	$13.36	$7,154,250
Thrivent Mid Cap Index	1,305,371	$43.86	$57,249,283
Thrivent Mid Cap Stock	1,583,033	$49.30	$78,041,862
Thrivent Mid Cap Value	345,264	$17.88	$6,173,181
Thrivent Moderate Allocation	56,252,698	$25.43	$1,430,477,689
Thrivent Moderately Aggressive Allocation	38,817,673	$29.18	$1,132,681,381
Thrivent Moderately Conservative Allocation	26,691,393	$19.97	$532,907,905
Thrivent Money Market	68,151,755	$1.03	$70,225,887
Thrivent Multidimensional Income	700,580	$10.94	$7,662,756
Thrivent Opportunity Income Plus	2,216,975	$15.02	$33,294,021
Thrivent Real Estate Securities	777,432	$28.57	$22,213,407
Thrivent Small Cap Growth	610,714	$16.10	$9,833,309
Thrivent Small Cap Index	1,266,393	$42.40	$53,695,756
Thrivent Small Cap Stock	1,140,802	$40.69	$46,415,169
			$4,649,881,242

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Premium Accumulation Death Benefit (Option B) – 1.40% Expense Ratio
Thrivent Aggressive Allocation	288,639	$33.03	$9,534,226
Thrivent All Cap	49,513	$41.97	$2,078,316
Thrivent Balanced Income Plus	84,439	$22.74	$1,920,306
Thrivent Diversified Income Plus	320,859	$21.26	$6,822,064
Thrivent Emerging Markets Equity	21,378	$12.64	$270,194
Thrivent ESG Index	4,488	$16.12	$72,355
Thrivent Global Stock	41,218	$27.39	$1,129,161
Thrivent Government Bond	64,194	$13.13	$843,032
Thrivent Healthcare	76,899	$35.26	$2,711,219
Thrivent High Yield	86,138	$22.37	$1,926,882
Thrivent Income	184,164	$16.48	$3,035,066
Thrivent International Allocation	115,420	$12.46	$1,437,937
Thrivent International Index	3,515	$13.68	$48,093
Thrivent Large Cap Growth	104,409	$56.05	$5,852,309
Thrivent Large Cap Index	122,355	$43.57	$5,330,839
Thrivent Large Cap Value	60,116	$34.43	$2,069,933
Thrivent Limited Maturity Bond	205,237	$12.29	$2,521,486
Thrivent Low Volatility Equity	43,298	$14.03	$607,658
Thrivent Mid Cap Growth	40,647	$13.27	$539,249
Thrivent Mid Cap Index	60,245	$42.25	$2,545,231
Thrivent Mid Cap Stock	55,103	$47.49	$2,616,915
Thrivent Mid Cap Value	10,116	$17.75	$179,552
Thrivent Moderate Allocation	2,123,370	$24.50	$52,016,048
Thrivent Moderately Aggressive Allocation	1,161,361	$28.11	$32,645,186
Thrivent Moderately Conservative Allocation	1,176,698	$19.23	$22,631,878
Thrivent Money Market	2,682,080	$0.99	$2,662,480
Thrivent Multidimensional Income	12,078	$10.79	$130,352
Thrivent Opportunity Income Plus	137,987	$14.47	$1,996,272
Thrivent Real Estate Securities	39,776	$27.52	$1,094,827
Thrivent Small Cap Growth	46,928	$15.92	$747,066
Thrivent Small Cap Index	54,136	$40.85	$2,211,209
Thrivent Small Cap Stock	42,220	$39.19	$1,654,771
			$171,882,112

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Earnings Additions Death Benefit (Option C) – 1.25% Expense Ratio
Thrivent Aggressive Allocation	60,266	$33.97	$2,047,277
Thrivent All Cap	10,632	$43.17	$458,972
Thrivent Balanced Income Plus	24,609	$23.39	$575,556
Thrivent Diversified Income Plus	67,862	$21.87	$1,483,864
Thrivent Emerging Markets Equity	8,051	$12.94	$104,170
Thrivent ESG Index	3,266	$16.21	$52,935
Thrivent Global Stock	12,787	$28.17	$360,253
Thrivent Government Bond	4,666	$13.51	$63,016
Thrivent Healthcare	19,332	$36.10	$697,795
Thrivent High Yield	18,006	$23.00	$414,241
Thrivent Income	12,979	$16.95	$219,970
Thrivent International Allocation	40,667	$12.75	$518,696
Thrivent International Index	—	$13.76	$—
Thrivent Large Cap Growth	38,359	$57.64	$2,211,183
Thrivent Large Cap Index	41,370	$44.81	$1,853,636
Thrivent Large Cap Value	22,591	$35.41	$799,959
Thrivent Limited Maturity Bond	5,433	$12.63	$68,654
Thrivent Low Volatility Equity	896	$14.18	$12,703
Thrivent Mid Cap Growth	4,612	$13.34	$61,517
Thrivent Mid Cap Index	13,845	$43.45	$601,554
Thrivent Mid Cap Stock	19,106	$48.84	$933,156
Thrivent Mid Cap Value	5,072	$17.85	$90,516
Thrivent Moderate Allocation	501,704	$25.19	$12,639,461
Thrivent Moderately Aggressive Allocation	400,479	$28.91	$11,577,134
Thrivent Moderately Conservative Allocation	172,987	$19.78	$3,421,675
Thrivent Money Market	753,827	$1.02	$769,554
Thrivent Multidimensional Income	1,776	$10.90	$19,359
Thrivent Opportunity Income Plus	13,876	$14.88	$206,455
Thrivent Real Estate Securities	11,568	$28.31	$327,450
Thrivent Small Cap Growth	19,276	$16.06	$309,482
Thrivent Small Cap Index	12,396	$42.01	$520,708
Thrivent Small Cap Stock	21,330	$40.31	$859,779
			$44,280,680

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and B – 1.50% Expense Ratio
Thrivent Aggressive Allocation	572,383	$32.42	$18,556,783
Thrivent All Cap	38,143	$41.20	$1,571,411
Thrivent Balanced Income Plus	154,831	$22.32	$3,455,993
Thrivent Diversified Income Plus	282,506	$20.87	$5,895,436
Thrivent Emerging Markets Equity	65,516	$12.44	$815,152
Thrivent ESG Index	4,396	$16.06	$70,604
Thrivent Global Stock	62,420	$26.89	$1,678,317
Thrivent Government Bond	100,633	$12.89	$1,297,102
Thrivent Healthcare	92,573	$34.71	$3,213,059
Thrivent High Yield	114,323	$21.95	$2,510,148
Thrivent Income	148,538	$16.17	$2,402,691
Thrivent International Allocation	162,106	$12.26	$1,988,125
Thrivent International Index	978	$13.63	$13,334
Thrivent Large Cap Growth	180,964	$55.01	$9,955,630
Thrivent Large Cap Index	198,305	$42.76	$8,479,982
Thrivent Large Cap Value	109,694	$33.80	$3,707,120
Thrivent Limited Maturity Bond	156,541	$12.06	$1,887,710
Thrivent Low Volatility Equity	4,384	$13.94	$61,111
Thrivent Mid Cap Growth	11,585	$13.22	$153,136
Thrivent Mid Cap Index	106,886	$41.47	$4,432,161
Thrivent Mid Cap Stock	91,661	$46.61	$4,272,478
Thrivent Mid Cap Value	13,796	$17.68	$243,973
Thrivent Moderate Allocation	2,859,592	$24.04	$68,754,770
Thrivent Moderately Aggressive Allocation	1,791,286	$27.59	$49,420,112
Thrivent Moderately Conservative Allocation	1,055,191	$18.88	$19,919,243
Thrivent Money Market	3,427,595	$0.97	$3,339,470
Thrivent Multidimensional Income	36,166	$10.72	$387,735
Thrivent Opportunity Income Plus	76,068	$14.20	$1,080,130
Thrivent Real Estate Securities	40,616	$27.02	$1,097,243
Thrivent Small Cap Growth	40,521	$15.83	$641,419
Thrivent Small Cap Index	102,080	$40.09	$4,092,355
Thrivent Small Cap Stock	63,475	$38.47	$2,441,826
			$227,835,759

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and C – 1.35% Expense Ratio
Thrivent Aggressive Allocation	140,105	$33.34	$4,671,351
Thrivent All Cap	12,082	$42.37	$511,917
Thrivent Balanced Income Plus	32,408	$22.96	$743,928
Thrivent Diversified Income Plus	83,709	$21.46	$1,796,506
Thrivent Emerging Markets Equity	12,042	$12.74	$153,388
Thrivent ESG Index	11,630	$16.15	$187,837
Thrivent Global Stock	20,900	$27.65	$577,930
Thrivent Government Bond	33,108	$13.26	$438,874
Thrivent Healthcare	26,161	$35.53	$929,613
Thrivent High Yield	25,607	$22.58	$578,244
Thrivent Income	50,697	$16.63	$843,349
Thrivent International Allocation	75,566	$12.56	$948,833
Thrivent International Index	5,993	$13.71	$82,148
Thrivent Large Cap Growth	72,686	$56.58	$4,112,424
Thrivent Large Cap Index	71,659	$43.98	$3,151,360
Thrivent Large Cap Value	40,014	$34.76	$1,390,720
Thrivent Limited Maturity Bond	98,622	$12.40	$1,223,039
Thrivent Low Volatility Equity	10,478	$14.08	$147,549
Thrivent Mid Cap Growth	7,668	$13.29	$101,917
Thrivent Mid Cap Index	35,189	$42.64	$1,500,627
Thrivent Mid Cap Stock	25,659	$47.94	$1,229,984
Thrivent Mid Cap Value	5,253	$17.78	$93,410
Thrivent Moderate Allocation	985,236	$24.73	$24,361,691
Thrivent Moderately Aggressive Allocation	831,649	$28.37	$23,596,500
Thrivent Moderately Conservative Allocation	404,664	$19.41	$7,856,088
Thrivent Money Market	1,086,665	$1.00	$1,088,857
Thrivent Multidimensional Income	17,623	$10.83	$190,837
Thrivent Opportunity Income Plus	40,566	$14.60	$592,374
Thrivent Real Estate Securities	26,746	$27.78	$743,088
Thrivent Small Cap Growth	8,279	$15.96	$132,172
Thrivent Small Cap Index	31,027	$41.23	$1,279,195
Thrivent Small Cap Stock	25,086	$39.56	$992,439
			$86,248,189

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options B and C – 1.55% Expense Ratio
Thrivent Aggressive Allocation	28,852	$32.12	$926,700
Thrivent All Cap	4,362	$40.81	$178,049
Thrivent Balanced Income Plus	—	$22.11	$—
Thrivent Diversified Income Plus	17,366	$20.67	$359,037
Thrivent Emerging Markets Equity	1,030	$12.34	$12,716
Thrivent ESG Index	—	$16.03	$—
Thrivent Global Stock	2,082	$26.64	$55,467
Thrivent Government Bond	1,554	$12.77	$19,843
Thrivent Healthcare	5,086	$34.44	$175,144
Thrivent High Yield	4,756	$21.75	$103,454
Thrivent Income	6,451	$16.02	$103,378
Thrivent International Allocation	9,848	$12.17	$119,867
Thrivent International Index	—	$13.61	$—
Thrivent Large Cap Growth	13,102	$54.50	$714,078
Thrivent Large Cap Index	18,566	$42.36	$786,556
Thrivent Large Cap Value	609	$33.48	$20,423
Thrivent Limited Maturity Bond	6,189	$11.95	$73,929
Thrivent Low Volatility Equity	—	$13.89	$—
Thrivent Mid Cap Growth	—	$13.19	$—
Thrivent Mid Cap Index	6,052	$41.08	$248,615
Thrivent Mid Cap Stock	2,673	$46.18	$123,418
Thrivent Mid Cap Value	—	$17.65	$—
Thrivent Moderate Allocation	119,718	$23.82	$2,851,691
Thrivent Moderately Aggressive Allocation	128,040	$27.33	$3,499,668
Thrivent Moderately Conservative Allocation	58,190	$18.70	$1,088,261
Thrivent Money Market	202,037	$0.97	$195,013
Thrivent Multidimensional Income	—	$10.69	$—
Thrivent Opportunity Income Plus	8,365	$14.07	$117,671
Thrivent Real Estate Securities	3,109	$26.76	$83,207
Thrivent Small Cap Growth	8,764	$15.78	$138,330
Thrivent Small Cap Index	4,447	$39.72	$176,629
Thrivent Small Cap Stock	1,153	$38.11	$43,935
			$12,215,079

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A, B and C – 1.65% Expense Ratio
Thrivent Aggressive Allocation	1,811,150	$31.52	$57,095,306
Thrivent All Cap	95,915	$40.06	$3,842,298
Thrivent Balanced Income Plus	504,675	$21.70	$10,953,628
Thrivent Diversified Income Plus	1,212,281	$20.29	$24,599,233
Thrivent Emerging Markets Equity	210,679	$12.15	$2,560,332
Thrivent ESG Index	57,334	$15.97	$915,842
Thrivent Global Stock	191,667	$26.14	$5,011,027
Thrivent Government Bond	301,054	$12.53	$3,773,192
Thrivent Healthcare	315,946	$33.90	$10,711,129
Thrivent High Yield	332,361	$21.35	$7,095,746
Thrivent Income	645,679	$15.73	$10,155,572
Thrivent International Allocation	567,458	$11.98	$6,797,811
Thrivent International Index	34,529	$13.56	$468,083
Thrivent Large Cap Growth	501,045	$53.49	$26,803,011
Thrivent Large Cap Index	764,374	$41.58	$31,783,407
Thrivent Large Cap Value	341,851	$32.86	$11,233,623
Thrivent Limited Maturity Bond	630,408	$11.72	$7,391,769
Thrivent Low Volatility Equity	91,769	$13.80	$1,266,606
Thrivent Mid Cap Growth	85,164	$13.15	$1,119,513
Thrivent Mid Cap Index	385,699	$40.32	$15,551,488
Thrivent Mid Cap Stock	319,798	$45.32	$14,494,375
Thrivent Mid Cap Value	39,980	$17.59	$703,125
Thrivent Moderate Allocation	8,498,749	$23.38	$198,693,804
Thrivent Moderately Aggressive Allocation	6,225,898	$26.83	$167,020,503
Thrivent Moderately Conservative Allocation	3,156,512	$18.36	$57,940,113
Thrivent Money Market	13,702,729	$0.95	$12,981,338
Thrivent Multidimensional Income	84,571	$10.61	$897,635
Thrivent Opportunity Income Plus	375,990	$13.81	$5,191,227
Thrivent Real Estate Securities	160,770	$26.27	$4,223,191
Thrivent Small Cap Growth	115,372	$15.70	$1,810,778
Thrivent Small Cap Index	372,055	$38.98	$14,503,299
Thrivent Small Cap Stock	189,006	$37.41	$7,069,893
			$724,657,897
Years 8+ Basic Death Benefits and Return Protection – 1.50% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$15.38	$—
			$-
Years 8+ Basic Death Benefits and Return Protection – 1.75% Expense Ratio
Thrivent Moderate Allocation	—	$23.18	$—
Thrivent Moderately Aggressive Allocation	—	$26.60	$—
Thrivent Moderately Conservative Allocation	—	$18.20	$—
			$-

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$15.02	$—
			$-
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.95% Expense Ratio
Thrivent Moderate Allocation	—	$22.33	$—
Thrivent Moderately Aggressive Allocation	—	$25.62	$—
Thrivent Moderately Conservative Allocation	—	$17.53	$—
			$-
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.00% Expense Ratio
Thrivent Moderately Conservative Allocation	31,572,488	$14.86	$469,032,445
			$469,032,445
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderate Allocation	1,669	$16.70	$27,883
			$27,883
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	86,610,785	$15.48	$1,340,603,475
			$1,340,603,475
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderate Allocation	142,335,473	$17.40	$2,477,300,667
			$2,477,300,667
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderately Aggressive Allocation	50,339,813	$18.44	$928,390,475
			$928,390,475

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
AdvisorFlex
American Funds IS® Global Growth Class 1	14,431	$18.51	$267,421
American Funds IS® Growth-Income Class 1	62,822	$19.84	$1,246,608
American Funds IS® International Class 1	48,470	$11.87	$575,178
BlackRock Total Return V.I. Class I	38,581	$10.24	$393,977
DFA VA International Small Portfolio	19,109	$12.49	$238,590
DFA VA US Targeted Value	117,597	$18.05	$2,122,348
Fidelity® VIP Emerging Markets Initial Class	65,628	$13.58	$889,269
Fidelity® VIP International Capital Appreciation Initial Class	47,869	$16.27	$778,698
Fidelity® VIP Value Initial Class	41,475	$18.82	$780,699
Janus Henderson Enterprise Institutional Class	55,386	$20.04	$1,109,679
John Hancock Core Bond Trust Series I	70,942	$10.28	$729,398
John Hancock International Equity Index Trust B Series I	15,510	$12.91	$200,233
John Hancock Strategic Income Opportunities Trust Series I	55,779	$11.04	$615,821
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	44,562	$20.68	$921,608
MFS® VIT II – MFS® Corporate Bond Initial Class	22,992	$10.95	$251,803
MFS® VIT III – MFS® Global Real Estate Initial Class	7,575	$13.58	$102,896
MFS® VIT II – MFS® International Intrinsic Value Initial Class	18,997	$14.48	$275,037
MFS® VIT III – MFS® Mid Cap Value Initial Class	37,302	$16.86	$628,780
MFS® VIT II – MFS® Technology Initial Class	57,067	$25.55	$1,457,965
MFS® VIT – MFS® Value Initial Class	37,167	$16.06	$596,938
PIMCO VIT Emerging Markets Bond Institutional Class	8,825	$10.61	$93,604
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	8,750	$9.98	$87,284
PIMCO VIT Long-Term U.S. Government Institutional Class	26,798	$9.04	$242,190
PIMCO VIT Real Return Institutional Class	58,447	$11.24	$656,832
Principal Diversified International	11,016	$12.86	$141,633
Principal Government & High Quality Bond	33,448	$9.65	$322,684
Principal Small Cap	26,982	$16.03	$432,381
Templeton Global Bond VIP Class 1	31,820	$8.86	$281,887
Thrivent All Cap	796	$19.02	$15,138
Thrivent Balanced Income Plus	158,079	$13.60	$2,150,527
Thrivent Diversified Income Plus	147,621	$12.42	$1,833,703
Thrivent Emerging Markets Equity	18,222	$10.63	$193,683
Thrivent ESG Index	1	$16.72	$11
Thrivent Global Stock	69,695	$16.51	$1,150,697
Thrivent Healthcare	32,272	$17.42	$562,078
Thrivent High Yield	84,167	$11.93	$1,004,400

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Thrivent Income	77,009	$11.31	$871,308
Thrivent International Allocation	15,621	$12.37	$193,203
Thrivent International Index	20,748	$14.19	$294,465
Thrivent Large Cap Growth	232,763	$25.53	$5,941,406
Thrivent Large Cap Index	115,890	$21.18	$2,454,162
Thrivent Large Cap Value	113,284	$18.36	$2,079,378
Thrivent Limited Maturity Bond	85,586	$11.08	$948,146
Thrivent Low Volatility Equity	22,144	$14.74	$326,444
Thrivent Mid Cap Growth	67,333	$13.76	$926,654
Thrivent Mid Cap Index	61,643	$16.95	$1,045,086
Thrivent Mid Cap Stock	87,035	$17.83	$1,551,473
Thrivent Mid Cap Value	37,467	$18.41	$689,831
Thrivent Money Market	508,957	$1.08	$548,236
Thrivent Multidimensional Income	21,566	$11.48	$247,540
Thrivent Opportunity Income Plus	22,934	$11.05	$253,405
Thrivent Real Estate Securities	34,003	$13.46	$457,612
Thrivent Small Cap Growth	33,268	$16.85	$560,551
Thrivent Small Cap Index	47,036	$16.34	$768,793
Thrivent Small Cap Stock	131,901	$19.32	$2,548,768
Vanguard® VIF Capital Growth	67,154	$20.76	$1,393,952
Vanguard® VIF International	99,580	$15.60	$1,550,430
Vanguard® VIF Short-Term Investment-Grade	99,751	$10.75	$1,072,408
Vanguard® VIF Small Company Growth	25,502	$15.78	$402,013
Vanguard® VIF Total Bond Market Index	509,933	$10.29	$5,247,917
Vanguard® VIF Total Stock Market Index	323,090	$20.42	$6,596,469
			$62,321,328

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2002
Thrivent Aggressive Allocation	1,896	$33.42	$63,384
Thrivent All Cap	212	$40.65	$8,606
Thrivent Balanced Income Plus	826	$24.12	$19,917
Thrivent Diversified Income Plus	1,614	$22.32	$36,035
Thrivent Emerging Markets Equity	276	$13.56	$3,742
Thrivent ESG Index	—	$16.39	$—
Thrivent Global Stock	5,765	$28.39	$163,698
Thrivent Government Bond	4,586	$14.26	$65,406
Thrivent Healthcare	65	$37.83	$2,445
Thrivent High Yield	886	$23.46	$20,802
Thrivent Income	11,915	$17.84	$212,531
Thrivent International Allocation	7,647	$13.37	$102,301
Thrivent International Index	—	$13.91	$—
Thrivent Large Cap Growth	3,764	$55.93	$210,503
Thrivent Large Cap Index	4,658	$45.58	$212,306
Thrivent Large Cap Value	3,010	$36.25	$109,136
Thrivent Limited Maturity Bond	7,336	$13.27	$97,366
Thrivent Low Volatility Equity	—	$14.46	$—
Thrivent Mid Cap Growth	—	$13.49	$—
Thrivent Mid Cap Index	988	$41.78	$41,258
Thrivent Mid Cap Stock	1,567	$45.55	$71,375
Thrivent Mid Cap Value	—	$18.04	$—
Thrivent Moderate Allocation	16,312	$25.46	$415,344
Thrivent Moderately Aggressive Allocation	4,006	$28.83	$115,506
Thrivent Moderately Conservative Allocation	54,531	$20.22	$1,102,500
Thrivent Money Market	44,369	$1.07	$47,442
Thrivent Multidimensional Income	—	$11.12	$—
Thrivent Opportunity Income Plus	487	$15.69	$7,644
Thrivent Real Estate Securities	2,671	$27.53	$73,510
Thrivent Small Cap Growth	221	$16.33	$3,606
Thrivent Small Cap Index	663	$39.80	$26,375
Thrivent Small Cap Stock	2,197	$38.63	$84,854
			$3,317,592

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2005
Thrivent Aggressive Allocation	4,384	$33.42	$146,539
Thrivent All Cap	199	$40.65	$8,082
Thrivent Balanced Income Plus	5,711	$24.12	$137,763
Thrivent Diversified Income Plus	18,381	$22.32	$410,260
Thrivent Emerging Markets Equity	1,447	$13.56	$19,631
Thrivent ESG Index	—	$16.39	$—
Thrivent Global Stock	4,920	$28.39	$139,703
Thrivent Government Bond	1,752	$14.26	$24,982
Thrivent Healthcare	5,568	$37.83	$210,646
Thrivent High Yield	6,120	$23.46	$143,594
Thrivent Income	10,059	$17.84	$179,457
Thrivent International Allocation	5,931	$13.37	$79,290
Thrivent International Index	—	$13.91	$—
Thrivent Large Cap Growth	5,513	$55.93	$308,329
Thrivent Large Cap Index	8,149	$45.58	$371,408
Thrivent Large Cap Value	3,392	$36.25	$122,966
Thrivent Limited Maturity Bond	8,162	$13.27	$108,332
Thrivent Low Volatility Equity	—	$14.46	$—
Thrivent Mid Cap Growth	—	$13.49	$—
Thrivent Mid Cap Index	4,622	$41.78	$193,108
Thrivent Mid Cap Stock	2,273	$45.55	$103,536
Thrivent Mid Cap Value	424	$18.04	$7,645
Thrivent Moderate Allocation	277,400	$25.46	$7,063,076
Thrivent Moderately Aggressive Allocation	137,907	$28.83	$3,976,525
Thrivent Moderately Conservative Allocation	355,982	$20.22	$7,197,145
Thrivent Money Market	85,697	$1.07	$91,634
Thrivent Multidimensional Income	—	$11.12	$—
Thrivent Opportunity Income Plus	4,388	$15.69	$68,867
Thrivent Real Estate Securities	3,353	$27.53	$92,301
Thrivent Small Cap Growth	296	$16.33	$4,831
Thrivent Small Cap Index	3,768	$39.80	$149,979
Thrivent Small Cap Stock	2,365	$38.63	$91,366
			$21,450,995

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Death Claims – AdvisorFlex
American Funds IS® Global Growth Class 1	—	$18.51	$—
American Funds IS® Growth-Income Class 1	—	$19.84	$—
American Funds IS® International Class 1	—	$11.87	$—
BlackRock Total Return V.I. Class I	—	$10.24	$—
DFA VA International Small Portfolio	—	$12.49	$—
DFA VA US Targeted Value	—	$18.05	$195
Fidelity® VIP Emerging Markets Initial Class	—	$13.58	$—
Fidelity® VIP International Capital Appreciation Initial Class	—	$16.27	$—
Fidelity® VIP Value Initial Class	—	$18.82	$—
Janus Henderson Enterprise Institutional Class	—	$20.04	$—
John Hancock Core Bond Trust Series I	—	$10.28	$—
John Hancock International Equity Index Trust B Series I	—	$12.91	$—
John Hancock Strategic Income Opportunities Trust Series I	—	$11.04	$—
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	—	$20.68	$—
MFS® VIT II – MFS® Corporate Bond Initial Class	—	$10.95	$—
MFS® VIT III – MFS® Global Real Estate Initial Class	—	$13.58	$—
MFS® VIT II – MFS® International Intrinsic Value Initial Class	—	$14.48	$—
MFS® VIT III – MFS® Mid Cap Value Initial Class	—	$16.86	$—
MFS® VIT II – MFS® Technology Initial Class	—	$25.55	$—
MFS® VIT – MFS® Value Initial Class	—	$16.06	$—
PIMCO VIT Emerging Markets Bond Institutional Class	—	$10.61	$5
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	—	$9.98	$—
PIMCO VIT Long-Term U.S. Government Institutional Class	—	$9.04	$26
PIMCO VIT Real Return Institutional Class	—	$11.24	$—
Principal Diversified International	—	$12.86	$—
Principal Government & High Quality Bond	—	$9.65	$—
Principal Small Cap	—	$16.03	$—
Templeton Global Bond VIP Class 1	—	$8.86	$—
Thrivent All Cap	—	$19.02	$—
Thrivent Balanced Income Plus	—	$13.60	$—
Thrivent Diversified Income Plus	—	$12.42	$—
Thrivent Emerging Markets Equity	—	$10.63	$—
Thrivent ESG Index	—	$16.72	$—
Thrivent Global Stock	—	$16.51	$—
Thrivent Healthcare	—	$17.42	$—
Thrivent High Yield	—	$11.93	$28

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Thrivent Income	—	$11.31	$106
Thrivent International Allocation	—	$12.37	$—
Thrivent International Index	—	$14.19	$—
Thrivent Large Cap Growth	—	$25.53	$—
Thrivent Large Cap Index	—	$21.18	$—
Thrivent Large Cap Value	—	$18.36	$—
Thrivent Limited Maturity Bond	—	$11.08	$—
Thrivent Low Volatility Equity	—	$14.74	$—
Thrivent Mid Cap Growth	—	$13.76	$—
Thrivent Mid Cap Index	—	$16.95	$—
Thrivent Mid Cap Stock	—	$17.83	$—
Thrivent Mid Cap Value	—	$18.41	$—
Thrivent Money Market	—	$1.08	$17
Thrivent Multidimensional Income	—	$11.48	$—
Thrivent Opportunity Income Plus	—	$11.05	$—
Thrivent Real Estate Securities	—	$13.46	$—
Thrivent Small Cap Growth	—	$16.85	$—
Thrivent Small Cap Index	—	$16.34	$—
Thrivent Small Cap Stock	—	$19.32	$—
Vanguard® VIF Capital Growth	—	$20.76	$—
Vanguard® VIF International	—	$15.60	$—
Vanguard® VIF Short-Term Investment-Grade	—	$10.75	$—
Vanguard® VIF Small Company Growth	—	$15.78	$—
Vanguard® VIF Total Bond Market Index	—	$10.29	$—
Vanguard® VIF Total Stock Market Index	—	$20.42	$—
			$377

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Retirement Choice
American Funds IS® Global Growth Class 4	3,762,104	$12.78	$48,065,408
American Funds IS® Growth-Income Class 4	2,810,613	$14.63	$41,119,381
American Funds IS® International Growth and Income Class 4	684,339	$12.27	$8,395,304
American Funds IS® International Class 4	456,850	$11.02	$5,035,301
BlackRock Total Return V.I. Class III	9,608,817	$8.74	$83,725,566
Eaton Vance VT Floating-Rate Income Initial Share Class	4,471,113	$11.41	$51,018,053
Fidelity VIP Emerging Markets Service Class 2	1,730,591	$11.17	$19,324,866
Fidelity VIP Energy Service Class 2	634,633	$26.35	$16,724,953
Fidelity VIP International Capital Appreciation Service Class 2	3,904,135	$12.41	$48,433,953
Fidelity VIP Value Service Class 2	1,787,869	$18.74	$33,497,468
Franklin Small Cap Value VIP Class 2	1,308,760	$15.68	$20,525,471
Goldman Sachs VIT Core Fixed Income Service Shares	6,020,648	$8.68	$52,269,954
Goldman Sachs VIT Small Cap Equity Insights Service Shares	787,258	$14.58	$11,475,176
Janus Henderson VIT Enterprise Service Class	1,876,168	$14.12	$26,494,449
Janus Henderson VIT Forty Service Class	5,038,739	$13.64	$68,745,903
John Hancock Core Bond Trust Series II	2,685,272	$8.68	$23,321,148
John Hancock International Small Company Trust Series II	232,349	$12.90	$2,997,954
John Hancock Strategic Income Opportunities Trust Series II	3,124,204	$10.07	$31,458,161
MFS® VIT II – Core Equity Service Class	2,139,801	$14.74	$31,548,809
MFS® VIT III Global Real Estate Service Class	508,506	$11.73	$5,964,960
MFS® VIT III Mid Cap Value Service Class	721,985	$16.03	$11,576,906
MFS® VIT – New Discovery Series Service Class	1,991,094	$10.77	$21,446,506
MFS® VIT II Technology Service Class	2,799,471	$13.33	$37,328,008
MFS® VIT Value Series Service Class	1,253,668	$14.42	$18,074,915
PIMCO VIT Emerging Markets Bond Advisor Class	240,526	$9.53	$2,292,133
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	701,806	$9.41	$6,605,477
PIMCO VIT Long-Term US Government Advisor Class	3,160,396	$6.53	$20,630,010
PIMCO VIT Real Return Advisor Class	7,133,121	$9.70	$69,189,792
Principal Capital Appreciation Class 2	1,673,662	$15.60	$26,112,913
Principal VC Equity Income Class 2	1,932,164	$14.42	$27,870,171
Putnam VT International Value Class 1B	490,503	$14.96	$7,338,798
Putnam VT Research Class 1B	1,529,438	$15.45	$23,633,407
Templeton Global Bond VIP Class 2	801,123	$8.90	$7,129,646
Thrivent Aggressive Allocation	21,840,974	$14.10	$308,025,427
Thrivent All Cap	1,541,001	$14.99	$23,097,904
Thrivent Balanced Income Plus	2,163,322	$12.09	$26,145,783
Thrivent Diversified Income Plus	4,264,554	$10.97	$46,767,695

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Thrivent Emerging Markets Equity	426,755	$10.38	$4,431,440
Thrivent ESG Index	1,294,295	$15.26	$19,750,204
Thrivent Global Stock	1,309,936	$14.09	$18,452,432
Thrivent Government Bond	3,403,812	$8.82	$30,031,875
Thrivent Healthcare	3,601,558	$12.16	$43,780,445
Thrivent High Yield	15,773,724	$11.04	$174,153,252
Thrivent Income	20,494,529	$9.26	$189,823,351
Thrivent International Allocation	710,818	$12.73	$9,051,410
Thrivent International Index	1,683,470	$12.91	$21,734,209
Thrivent Large Cap Growth	18,221,599	$14.35	$261,442,975
Thrivent Large Cap Index	16,392,128	$15.44	$253,108,813
Thrivent Large Cap Value	4,982,615	$16.77	$83,561,732
Thrivent Limited Maturity Bond	8,352,624	$9.98	$83,369,248
Thrivent Low Volatility Equity	890,187	$12.18	$10,846,741
Thrivent Mid Cap Growth	2,940,064	$11.89	$34,949,456
Thrivent Mid Cap Index	6,109,096	$15.63	$95,486,599
Thrivent Mid Cap Stock	9,896,425	$15.53	$153,660,964
Thrivent Mid Cap Value	1,127,274	$17.44	$19,664,859
Thrivent Moderate Allocation	41,565,728	$12.05	$500,914,178
Thrivent Moderately Aggressive Allocation	40,152,585	$12.81	$514,429,843
Thrivent Moderately Conservative Allocation	10,768,649	$10.75	$115,799,682
Thrivent Money Market	43,183,736	$1.02	$43,944,545
Thrivent Multidimensional Income	653,660	$10.73	$7,013,435
Thrivent Opportunity Income Plus	820,993	$10.04	$8,244,779
Thrivent Real Estate Securities	1,004,294	$12.21	$12,257,832
Thrivent Small Cap Growth	3,748,686	$12.93	$48,482,322
Thrivent Small Cap Index	7,053,770	$15.89	$112,055,496
Thrivent Small Cap Stock	5,970,554	$17.33	$103,440,069
			$4,287,289,915

PART C. OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Thrivent Financial for Lutherans authorizing the establishment of Thrivent Variable Annuity Account I (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
(b)	Custodian Agreements	Not Applicable
(c)	Underwriting Contracts	Pre-Effective Amendment No. 1 to the registration statement to Form N-4 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019
(d)(i)	Contract
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(d)(ii)	Maximum Anniversary Death Benefit Rider	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Retirement Choice Variable Annuity, Registration Statement 333-237618, filed April 9, 2020
(d)(iii)	Guaranteed Lifetime Withdrawal Benefit Rider – Single
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(d)(iv)	Guaranteed Lifetime Withdrawal Benefit Rider – Joint
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(d)(v)	Amendatory Agreement (Unisex Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(vi)	Amendatory Agreement (Sex Distinct Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(vii)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(viii)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(e)	Contract Application Form	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Retirement Choice Variable Annuity, Registration Statement 333-237618, filed April 9, 2020
(f)	Articles of Incorporation and Bylaws of Depositor	Filed Herewith
(g)	Reinsurance Contracts	Not Applicable
(h)(i)	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(ii)	American Funds Participation Agreement Amendment
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(iii)	BlackRock Distribution Sub-Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(iv)	Eaton Vance Participation Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(v)	Eaton Vance Shareholder Servicing Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(vi)	Eaton Vance 12b-1 Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(vii)	Fidelity VIP Service Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(viii)	Fidelity Broker-Dealer Redirect Letter
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(ix)	Franklin Templeton Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(x)	Franklin Templeton Participation Agreement Addendum	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xi)	Franklin Templeton Participation Agreement Amendment
Post-Effective Amendment No. 7 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on April 26, 2022

(h)(xii)	Franklin Templeton Administrative Services Agreement (ASA)	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xiii)	Franklin Templeton ASA Amendment
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xiv)	Franklin Templeton ASA Amendment
Post-Effective Amendment No.8 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on April 26, 2023

(h)(xv)	Goldman Sachs Participation Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(xvi)	Goldman Sachs Administrative Services Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xvii)	Goldman Sachs Service Class Service Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xviii)	Janus Henderson Amendment to Fund Participation Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xix)	Janus Henderson Distribution Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xx)	Janus Henderson Administrative Services Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xxi)	John Hancock Amendment to Participation Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xxii)	John Hancock Amendment to Administrative Services Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xxiii)	MFS Amendment to Participation Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xxiv)	MFS Fee Letter
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xxv)	PIMCO Selling Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xxvi)	Principal Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxvii)	Principal Participation Agreement Amendment
Post-Effective Amendment No. 7 to the registration statement of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on April 26, 2022

(h)(xxviii)	Putnam Participation Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(xxix)	Putnam 22c-2 Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xxx)	Putnam NSCC Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(h)(xxxi)	Putnam Marketing Administrative Agreement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on June 29, 2020

(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney
Post-Effective Amendment No.8 to the registration statement
of Thrivent Variable Annuity Account I, Thrivent Retirement
Choice Variable Annuity, Registration Statement 333-237618,
filed on April 26, 2023

101.INS	Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRLTaxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Chair of the Board of Directors

Name and Principal Business Address	Positions and Offices with Depositor
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Director
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Operations Officer, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.
Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial ser- vices and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent opera- tions	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corpo- ration	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[5]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[6]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[7]	Special purpose entity	Delaware
Museum Finance, LLC[8]	Special purpose entity	Delaware
College Ave Administrator LLC[7]	Special purpose entity	Delaware
College Ave Depositor, LLC[7]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans 2023-A, LLC[7]	Special purpose entity	Delaware

Thrivent Entities	Primary Business	State of Organization
College Ave Student Loans Grantor Trust 2023-A7	Special purpose entity	Delaware
College Ave Holdings 2017-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2018-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[7]	Special purpose entity	Delaware
White Rose GP I, LLC[9]	General partner	Delaware
White Rose Fund I Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[9]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[8]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[9]	General partner	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Fund XII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[11]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[10]	Private equity real estate fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate Feeder V, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[11]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[12]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by Thrivent, which is the managing member and owns an interest in the limited liability company.
10
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
11
Directly controlled by Thrivent, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund.
12
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I
6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C

Indemnification
Section 33 of Depositor’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer

Name and Principal Business Address	Position and Offices with Underwriter
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-237618, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2024.
Thrivent Variable Annuity Account I (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, Chief Operations Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs III*	Chair of the Board
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2024
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT I
The exhibits below represent only those exhibits which are newly filed with this Registration Statement.
EXHIBIT NO.
EX (f)	Articles of Incorporation and Bylaws
EX (k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP